                           LOAN AND SECURITY AGREEMENT

                          Dated as of February 5, 1999

                                      Among

                       BANKAMERICA BUSINESS CREDIT, INC.,

                                 AS THE LENDER,

                               OPTION CARE, INC.,
                             a Delaware corporation,

                    INDIVIDUALLY AND AS THE BORROWERS' AGENT,

                                       and

                               OPTION CARE, INC.,
                             a Delaware corporation,
                         AND EACH OF THE SUBSIDIARIES OF
                             OPTION CARE, INC. FROM
                           TIME TO TIME PARTY HERETO,

                                AS THE BORROWERS

                                TABLE OF CONTENTS




1.       DEFINITIONS.........................................................1
         1.1  Defined Terms..................................................1
         1.2  Accounting Terms..............................................23
         1.3 Interpretive Provisions........................................24

2.       LOANS..............................................................25
         2.1  Total Facility................................................25
         2.2  Revolving Loans...............................................25
         2.3  Automated Clearing House Transfers............................26
         2.4  The Borrowers' Agent..........................................26

3.       INTEREST AND OTHER CHARGES.........................................28
         3.1  Interest......................................................28
         3.2  Conversion and Continuation Elections.........................29
         3.3  Maximum Interest Rate.........................................30
         3.4  Facility Fee..................................................30

4.       PAYMENTS AND PREPAYMENTS...........................................30
         4.1  Revolving Loans...............................................30
         4.2  Place and Form of Payments; Extension of Time.................31
         4.3  Application and Reversal of Payments..........................31
         4.4  INDEMNITY FOR RETURNED PAYMENTS...............................31

5.  LENDER'S BOOKS AND RECORDS; MONTHLY STATEMENTS..........................32

6.  TAXES, YIELD PROTECTION AND ILLEGALITY..................................32
         6.1  Taxes.........................................................32
         6.2  Illegality....................................................33
         6.3  Increased Costs and Reduction of Return.......................33
         6.4  Funding Losses................................................34
         6.5  Inability to Determine Rates..................................34
         6.6  Survival......................................................35

7.   COLLATERAL.............................................................35
         7.1  Grant of Security Interest....................................35
         7.2  Perfection and Protection of Security Interest................36
         7.3  Location of Collateral........................................37
         7.4  Title to, Liens on, and Sale and Use of Collateral............37

         7.5  Additional Collateral.........................................37
         7.6  Access and Examination........................................39
         7.7  Insurance.....................................................39
         7.8  Collateral Reporting..........................................40
         7.9  Accounts......................................................41
         7.10  Collection of Accounts; Payments.............................43
         7.11  [Reserved]...................................................44
         7.12  Equipment....................................................44
         7.13  Material Contracts...........................................45
         7.14  Documents, Instruments, and Chattel Paper....................46
         7.15  Right to Cure................................................46
         7.16  Power of Attorney............................................46
         7.17  Lender's Rights, Duties, and Liabilities.....................47
         7.18  [Reserved]...................................................47
         7.19  License for use of Software and Other Intellectual Property..47

8.       BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES..................47
         8.1  Books and Records.............................................47
         8.2  Financial and Other Information...............................48
         8.3  Notices to Lender.............................................50

9.       GENERAL WARRANTIES AND REPRESENTATIONS.............................52
         9.1  Authorization, Validity, and Enforceability of
                  this Agreement and the Loan Documents.....................52
         9.2  Validity and Priority of Security Interest....................52
         9.3  Organization and Qualification................................53
         9.4  Corporate Name; Prior Transactions............................53
         9.5  Subsidiaries and Affiliates...................................53
         9.6  Financial Statements and Plan.................................54
         9.7  [Reserved]....................................................54
         9.8  Solvency......................................................54
         9.9  Debt..........................................................54
         9.10  Distributions................................................54
         9.11  Title to Property............................................54
         9.12  Adequate Assets..............................................55
         9.13  Real Property; Leases........................................55
         9.14  Proprietary Rights...........................................55
         9.15  Trade Names and Terms of Sale................................55
         9.16  Litigation...................................................55
         9.17  Restrictive Agreements.......................................55
         9.18  Labor Disputes...............................................56
         9.19  Environmental Laws...........................................56
         9.20  Health Care Laws.............................................57


         9.21  No Violation of Law..........................................58
         9.22  No Default...................................................58
         9.23  ERISA Compliance.............................................58
         9.24  Taxes........................................................59
         9.25  Use of Proceeds..............................................59
         9.26  Private Offerings............................................59
         9.27  Broker's Fees................................................60
         9.28  Government Regulation........................................60
         9.29  No Material Adverse Change...................................60
         9.30  Disclosure...................................................60
         9.31  Fixed Charge Coverage........................................60

10.  AFFIRMATIVE AND NEGATIVE COVENANTS.....................................60
         10.1  Taxes and Other Obligations..................................61
         10.2  Corporate Existence and Good Standing........................61
         10.3  Compliance with Law and Agreements...........................61
         10.4  Maintenance of Property and Insurance........................61
         10.5  Environmental Laws...........................................61
         10.6  Health Care Laws.............................................62
         10.7  ERISA........................................................62
         10.8  Mergers, Consolidations or Sales.............................62
         10.9  Distributions................................................62
         10.10  Transactions Having a Material Adverse Effect...............62
         10.11  Guaranties..................................................62
         10.12  Debt........................................................63
         10.13  Prepayment..................................................63
         10.14  Transactions with Affiliates................................63
         10.15  Business Conducted..........................................63
         10.16  Liens.......................................................64
         10.17  Sale and Leaseback Transactions.............................64
         10.18  New Subsidiaries............................................64
         10.19  Restricted Investments......................................64
         10.20  Capital Expenditures........................................64
         10.21  Fixed Charge Coverage.......................................64
         10.22  Debt Ratio..................................................65
         10.23  Loan Documents..............................................65
         10.24  Further Assurances..........................................65
         10.25  Delivery of Good Standing Certificates......................65
         10.26  Northern Letter of Credit...................................65
         10.27 Stock Certificates...........................................65
         10.28 UCC Financing Statements.....................................65
         10.29 Trademark Security Agreement.................................66


11.  CONDITIONS PRECEDENT...................................................66
         11.1  Conditions Precedent to Making of Initial Loan...............66
         11.2  Conditions Precedent to Each Loan............................69

12.  DEFAULT................................................................69
         12.1  Events of Default............................................69

13.  REMEDIES...............................................................72

14.  TERM AND TERMINATION...................................................73

15.  MISCELLANEOUS..........................................................74
         15.1  Cumulative Remedies; No Prior Recourse to Collateral.........74
         15.2  No Implied Waivers...........................................74
         15.3  Severability.................................................75
         15.4  Governing Law................................................75
         15.5  Consent to Jurisdiction and Venue; Service of Process........75
         15.6  Waiver of Jury Trial.........................................75
         15.7  Survival of Representations and Warranties...................75
         15.8  Other Security and Guaranties................................76
         15.9  Fees and Expenses............................................76
         15.10  Notices.....................................................77
         15.11  Indemnification.............................................78
         15.12  Waiver of Notices...........................................79
         15.13  Binding Effect; Assignment..................................79
         15.14  Modification................................................79
         15.15  Counterparts................................................80
         15.16  Captions....................................................80
         15.17  Right of Set-Off............................................80
         15.18  Participating Lender's Security Interests...................80
         15.19  Additional Borrowers........................................80
         15.20  Joint and Several Liability.................................81
||

SCHEDULES
---------


Schedule 7.3          Location of Collateral
Schedule 9.4          Corporate Name; Prior Transactions
Schedule 9.5          Subsidiaries and Affiliates
Schedule 9.9          Debt
Schedule 9.13         Real Property; Leases
Schedule 9.14         Proprietary Rights
Schedule 9.15         Trade Names

EXHIBITS
--------


Exhibit A             Form of Account Debtor Notice
Exhibit B             Additional Borrower Agreement
Exhibit C             Additional Borrower Consent Notice

          LOAN AND SECURITY AGREEMENT, dated as of February 5, 1999 (this "AGREEMENT"), by and among BANKAMERICA BUSINESS CREDIT, INC., a Delaware corporation, with offices at 231 South LaSalle Street, 16th Floor, Chicago, Illinois 60697 (the "LENDER"), OPTION CARE, INC., a Delaware corporation, with offices at 100 Corporate North, Suite 212, Bannockburn, Illinois 60015, individually ("OPTION CARE") and as the Borrowers' Agent, and Option Care and each of Option Care's Subsidiaries from time to time party hereto (Option Care and such Subsidiaries party hereto being referred to herein individually as a "BORROWER" and collectively as the "BORROWERS").

                               W I T N E S S E T H

          WHEREAS, the Borrowers have requested the Lender to make available to the Borrowers a revolving line of credit for loans in an amount not to exceed twenty-five million dollars ($25,000,000), which extensions of credit the Borrowers shall use for working capital needs, certain permitted acquisitions and general business purposes; and

          WHEREAS, the initial Loan under this Agreement shall be used to repay amounts owing by Option Care Persons to the Existing Bank Group;

          NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.   DEFINITIONS.

          1.1 DEFINED TERMS. As used herein:

          "ACCOUNT" means, with respect to any Option Care Person, such Option Care Person's right to payment for a sale or lease and delivery of goods or rendition of services, including without limitation health care goods and services.

          "ACCOUNT DEBTOR" means each Person obligated in any way on or in connection with an Account.

          "ACCOUNT DEBTOR NOTICE" means a notice to an Account Debtor substantially in the form of EXHIBIT A, it being understood that Account Debtor Notices shall be sent only to Account Debtors described in clause (p) of the definition of "Eligible Account".

          "ACH TRANSACTIONS" means all debts, liabilities, and obligations now or hereafter owing from a Borrower to the Bank arising from or related to cash management services including the automatic clearing house transfer of funds by the Bank for the account of a Borrower pursuant to agreement or overdrafts.

          "ADDITIONAL AUTHORIZED INDIVIDUAL" has the meaning set forth in
SECTION 2.4(c).

          "ADDITIONAL BORROWER AGREEMENT" is defined in SECTION 15.19.

          "ADDITIONAL BORROWER CONSENT NOTICE" is defined in SECTION 15.19.

          "ADDITIONAL COLLATERAL" means (i) a domestic, Dollar denominated letter of credit in favor of the Lender from a bank which is satisfactory to the Lender or (ii) Dollar denominated cash or cash equivalents acceptable to the Lender, and in the case of each of clause (i) and (ii), in form and substance and in amounts (and pursuant to pledge agreements and other documentation) satisfactory to the Lender. Unless the Lender notifies the Borrowers' Agent in writing that Northern is not satisfactory as the bank referred to in clause (i) of the preceding sentence, Northern shall be satisfactory as the bank referred to in clause (i) of the preceding sentence. If the Lender notifies the Borrowers' Agent in writing that Northern is not satisfactory as the bank referred to in clause (i) of the first sentence of this definition of "Additional Collateral", then (i) the Borrowers' Agent shall have the right to terminate this Agreement in accordance with and subject to the terms of SECTION 14(b), and (ii) regardless of whether the Borrowers' Agent exercises such right, the Northern Letter of Credit shall no longer be included in the calculation of Availability.

          "ADDITIONAL COLLATERAL AMOUNT" means, at any time, the then outstanding amount of Additional Collateral as determined by the Lender in its reasonable commercial discretion.

          "ADJUSTED CASH FLOW" means, with respect to any fiscal period of Option Care, the net income of Option Care after provision for income taxes for such fiscal period, as determined on a consolidated basis in accordance with GAAP and reported on the Financial Statements for such period LESS, without duplication, (a) all Distributions permitted hereunder and made by Option Care during such fiscal period, (b) all regularly scheduled principal installments of Debt for borrowed money which were actually paid by the Option Care Persons during such fiscal period, and (c) Capital Expenditures permitted hereunder and which were actually made by the Option Care Persons during such fiscal period determined in accordance with GAAP and reported on the Financial Statements for such period; PLUS (i) the depreciation and amortization expense deducted in determining such net income for such fiscal period and (ii) other non-cash expenses deducted in computing such net income.

          "ADJUSTED NET EARNINGS FROM OPERATIONS" means, with respect to any fiscal period of Option Care, the net income of Option Care after provision for income taxes for such fiscal period, as determined on a consolidated basis in accordance with GAAP and reported on the Financial Statements for such period, excluding, without duplication, any and all of the following included in such net income: (a) gain or loss arising from the sale of capital assets (other than durable medical equipment sold in the ordinary course of business or consistent with the practice of the Option Care Persons as such practice existed prior to the Closing Date); (b) gain arising from any write-up in the book value of any asset; (c) earnings of any corporation, substantially all the assets of which have been acquired by an Option Care Person in any manner, to the extent realized by such other corporation prior to the date of acquisition; (d) earnings of any Person that is not consolidated with Option Care in accordance with GAAP, unless (and only to the extent) such earnings shall actually have been received by Option Care or a consolidated Subsidiary in the form of distributions of cash or cash equivalents; (e) earnings of any Person to which assets of an Option Care Person shall have been sold, transferred or disposed of, or into which an Option Care Person shall have been merged, or which has been a party with an Option Care Person to any consolidation or other form of reorganization, prior to the date of such transaction; (f) gain arising from the acquisition of debt or equity securities of an Option Care Person or from cancellation or forgiveness of Debt;
(g) amortization of goodwill and related intangibles; and (h) gain or loss arising from extraordinary items, as determined in accordance with GAAP, or from any other non-recurring transaction.

          "ADJUSTED TANGIBLE ASSETS" means all of the assets of Option Care or its consolidated Subsidiaries except: (a) deferred assets, other than prepaid insurance and prepaid taxes; (b) patents, copyrights, trademarks, trade names, franchises, goodwill, and other similar intangibles; (c) Restricted Investments;
(d) unamortized debt discount and expense; (e) assets of any such Person constituting Intercompany Accounts; and (f) fixed assets to the extent of any write-up in the book value thereof resulting from a revaluation effective after the Closing Date.

          "ADJUSTED TANGIBLE NET WORTH" means, at any date: (a) the book value (after deducting related depreciation, obsolescence, amortization, valuation, and other proper reserves as determined in accordance with GAAP) at which the Adjusted Tangible Assets would be shown on a balance sheet of Option Care at such date prepared on a consolidated basis in accordance with GAAP; LESS (b) the amount at which the liabilities of Option Care would be shown on such balance sheet at such date prepared on a consolidated basis in accordance with GAAP, including as liabilities all reserves for contingencies and other potential liabilities which would be required to be shown on such balance sheet as determined in accordance with GAAP.

          "AFFILIATE" means: (a) a Person which, directly or indirectly, controls, is controlled by or is under common control with, an Option Care Person; (b) a Person which beneficially owns or holds, directly or indirectly, ten percent or more of any class of voting stock of an Option Care Person; (c) a Person in which ten percent of any class of the voting stock is beneficially owned or held, directly or indirectly, by an Option Care Person; or (d) a joint venture in which an Option Care Person is a participant or in which an Option Care Person has made an investment. The term control (including the terms "controlled by" and "under common control with"), means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the Person in question.

          "ANNIVERSARY DATE" means each anniversary of the Closing Date.

          "AVAILABILITY" means at any time the lesser of:

               (a) The amount of twenty-five million dollars ($25,000,000) (the "MAXIMUM REVOLVING CREDIT LINE"), OR

               (b) The sum of (i) eighty-five percent (85%) of the Expected Net Receivables (excluding Unbilled Accounts), plus (ii) seventy-five percent (75%) of the Expected Net Receivables which are Unbilled Accounts, plus (iii) the lesser of (x) two million five hundred thousand dollars ($2,500,000) and (y) fifty percent (50%) of the Additional Collateral Amount, plus (iv) seventy-five percent (75%) of the excess, if any, of (x) the Additional Collateral Amount over (y) five million dollars ($5,000,000); PROVIDED, HOWEVER, that at all times Availability shall be reduced by the sum of:

               (A)  the unpaid balance of Revolving Loans at that time;

               (B) the amount of all unapplied cash (i.e., Collections not yet applied to Accounts);

               (C)  the Offset Reserve;

               (D) any reserve which the Lender in its reasonable discretion, based upon the Lender's customary credit and collateral standards as modified from time to time, deems necessary or desirable to maintain (i) in respect of any Lien for delinquent taxes applicable to any Borrower, or (ii) in respect of accrued interest on the Revolving Loans; and

               (E) all other reserves which the Lender in its reasonable discretion, based upon the Lender's customary credit and collateral standards as modified from time to time, deems necessary or desirable to maintain with respect to any Borrower's account, including, without limitation, (i) any amounts which the Lender may be obligated to pay in the future for the account of any Borrower, (ii) in respect of any Borrower's ability to bill and collect Accounts or (iii) any Borrower's ability to prepare and provide timely and accurate reporting to the Lender. If the Lender sends a notice to the Borrowers' Agent to the effect that the Lender shall maintain a reserve contemplated by this clause (E), then the Borrowers' Agent shall have the right to terminate this Agreement in accordance with and subject to the terms of SECTION 14(b).

          "BANK" means Bank of America National Trust and Savings Association in San Francisco, California.

          "BLOCKED ACCOUNT" means a bank account subject to a Blocked Account Agreement.

          "BLOCKED ACCOUNT AGREEMENT" means an agreement among one or more Option Care Persons, the Lender and a Blocked Account Bank, as the same may be amended, amended and restated or otherwise modified from time to time in accordance with its terms.

          "BLOCKED ACCOUNT BANK" means a bank that is acceptable to the Lender. As of the Closing Date, Northern is acceptable to the Lender; PROVIDED that if the Lender determines that Northern is no longer able to perform the functions (including, without limitation, the ability to follow the Lender's instructions) of a Blocked Account Bank in a manner which is reasonably satisfactory to the Lender, then the Lender may so notify the Borrowers' Agent and, upon such notice, the parties hereto shall cooperate in good faith to appoint a new Blocked Account Bank and to take all other actions which, in the reasonable judgment of the Lender, are necessary in connection therewith to fulfill the terms of this Agreement (including SECTION 7.10).

          "BORROWER" is defined in the preamble.

          "BORROWERS' AGENT" is defined in SECTION 2.4(a).

          "BORROWING" means a borrowing hereunder consisting of Revolving Loans by the Lender to one or more Borrowers.

          "BORROWING BASE CERTIFICATE" means a certificate, in form and substance reasonably satisfactory to the Lender, signed by the Chief Executive Officer, the Chief Financial Officer or the Secretary of the Borrowers' Agent (or by an Additional Authorized Individual). A Borrowing Base Certificate shall be a Mid-Month Borrowing Base Certificate or a Final Borrowing Base Certificate.

          "BUSINESS DAY" means (a) any day that is not a Saturday, Sunday, or a day on which banks in San Francisco, California or Chicago, Illinois, are required or permitted to be closed, and (b) with respect to all notices, determinations, fundings and payments in connection with the LIBOR Rate or LIBOR Rate Loans, any day that is a Business Day pursuant to clause (a) above and that is also a day on which trading is carried on by and between banks in the London interbank market.

          "CAPITAL ADEQUACY REGULATION" means any guideline, request or directive of any central bank or other Public Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling any bank.

          "CAPITAL EXPENDITURES" means, for any period, all payments due during such period (whether or not paid) in respect of the cost of any fixed asset or improvement, or replacement, substitution, or addition thereto, which has a useful life of more than one year, including, without limitation, those arising in connection with the direct or indirect acquisition of such assets by way of increased product or service charges or offset items or in connection with Capital Leases.

          "CAPITAL LEASE" means, with respect to any Option Care Person, any lease of Property by such Option Care Person that, in accordance with GAAP, should be reflected as a capital lease on the balance sheet of such Option Care Person.

          "CHAMPUS" means the Civilian Health and Medical Program of the Uniformed Services.

          "CHAMPVA" means the Civilian Health and Medical Program of Veterans Affairs.

          "CLOSING DATE" means the date of this Agreement.

          "CODE" means the Internal Revenue Code of 1986, as amended.

          "COLLATERAL" has the meaning given to such term in SECTION 7.1.

          "COLLECTIONS" means all cash, funds, checks, notes, instruments, warrants and any other form of remittance tendered by an Account Debtor in payment (in whole or part) of an Account.

          "CONTAMINANT" means any waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, asbestos in any form or condition, polychlorinated biphenyls ("PCBs"), or other substance or material, the handling, release, or possession of which is regulated to protect health, safety or the environment, or any constituent of any such substance, material or waste.

          "CONTRACTUAL RIGHTS" means, collectively, all of the rights and remedies of any Option Care Person under, and all moneys and claims for money due or to become due to any Option Care Person under, any contracts or agreements and any and all amendments, supplements, extensions, and renewals thereof including, without limitation, all rights and claims of any Option Care Person now or hereafter existing: (a) under any insurance, indemnities, warranties, and guarantees provided for or arising out of or in connection with the foregoing contracts or agreements; (b) for any damages arising out of or for breach or default under or in connection with the foregoing contracts or agreements; (c) to all other amounts from time to time paid or payable under or in connection with the foregoing contracts or agreements; or (d) to exercise or enforce any and all covenants, remedies, powers and privileges thereunder.

          "DATE OF SERVICE" means, with respect to an Account, a date on which services or goods giving rise to such Account or any portion thereof were rendered or provided.

          "DEBT" means, with respect to any Option Care Person at any time: (a) all indebtedness, obligations or other liabilities of such Person (i) for borrowed money or evidenced by debt securities, debentures, acceptances, notes or other similar instruments, and any accrued interest, fees and charges relating thereto; (ii) under profit payment agreements or similar agreements;
(iii) with respect to letters of credit issued for such Person's account; (iv) to pay the deferred purchase price of Property or services, including, without limitation, "earnout arrangements", except unsecured accounts payable and accrued expenses arising in the ordinary course of business which in each case are less than 60 days past due; or (v) Capital Lease obligations; (b) all indebtedness, obligations or other liabilities of such Person or others secured by a Lien on any Property of such Person, whether or not such indebtedness, obligations or liabilities are assumed by such Person, all as of such time; (c) all indebtedness, obligations or other liabilities of such Person in respect of any foreign exchange contract or interest hedge agreement, net of liabilities owed to such Person thereunder by the counterparties thereon; (d) all capital stock of such Person subject (upon the occurrence of any contingency or otherwise) to mandatory redemption; (e) all obligations and liabilities under Guaranties; and (f) all other Obligations.

          "DILUTION PERCENTAGE" has the meaning set forth in SECTION 7.8.

          "DISTRIBUTION" means, in respect of any corporation: (a) the payment or making of any dividend or other distribution of Property in respect of capital stock (including in respect of any options or warrants for such stock) of such corporation, other than distributions in capital stock of the same class; or (b) the redemption or other acquisition by such corporation of any capital stock (or options or warrants for such stock) of such corporation.

          "DOL" means the United States Department of Labor or any successor department or agency.

          "DOLLARS" and "$" means dollars constituting lawful currency of the United States.

          "EBITDA" means, with respect to any fiscal period, the Adjusted Net Earnings from Operations for such fiscal period plus all Interest Expense, federal and state income taxes, depreciation, and amortization deducted from revenue in determining such Adjusted Net Earnings from Operations.

          "ELIGIBLE ACCOUNTS" means those Accounts which are not ineligible as the basis for Revolving Loans, based on the following criteria and on such other criteria of eligibility ("OTHER CRITERIA") as the Lender may from time to time establish in its reasonable commercial discretion upon at least three days' prior written notice to the Borrowers' Agent provided that if the Lender establishes Other Criteria then the Borrowers' Agent shall have the right to terminate this Agreement in accordance with and subject to the terms of SECTION 14(b). Without intending to limit the Lender's discretion to establish Other Criteria, Eligible Accounts shall NOT include any Account:

               (a) with respect to which more than 150 days have elapsed since the Invoice Date; or

               (b) with respect to which any of the representations, warranties, covenants, and agreements contained in this Agreement are not or have ceased to be complete and correct or have been breached; or

               (c) with respect to which, in whole or in part, a check, promissory note, draft, trade acceptance or other instrument for the payment of money has been received, presented for payment and returned uncollected for any reason; or

               (d) as to which any one or more of the following events has occurred with respect to the Account Debtor on such Account: the filing by or against the Account Debtor of a request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as a bankrupt, winding-up, or other relief under the bankruptcy, insolvency, or similar laws of the United States, any state or territory thereof, or any foreign jurisdiction, now or hereafter in effect; the making of any general assignment by the Account Debtor for the benefit of creditors; the appointment of a receiver or trustee for the Account Debtor or for any of the assets of the Account Debtor, including, without limitation, the appointment of or taking possession by a "custodian," as defined in the Federal Bankruptcy Code; the institution by or against the Account Debtor of any other type of insolvency proceeding (under bankruptcy laws or insurance laws or otherwise) or of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against, or winding up of affairs of, the Account Debtor; the sale, assignment, or transfer of all or any material part of the assets of the Account Debtor; the nonpayment generally by the Account Debtor of its debts as they become due; or the cessation of the business of the Account Debtor as a going concern; or

               (e) owed by an Account Debtor which does not maintain its chief executive office in the United States or is not organized under the laws of the United States or any state or commonwealth thereof; or

               (f) owed by an Account Debtor which is an Affiliate of any Borrower; or

               (g) as to which either (x) the perfection, enforceability, or validity of the Security Interest in such Account, or (y) the Lender's right or ability to obtain direct payment to the Lender of the Proceeds of such Account (other than, in the case of this clause

(y), an Account payable by a Government Account Debtor), is governed by any federal, state, or local statutory requirements other than those of the UCC; or

               (h) which is evidenced by a promissory note, warrant or other instrument or by chattel paper; or

               (i) if fifty percent (50%) or more of the aggregate dollar amount of outstanding Accounts owed at such time by the Account Debtor to any Borrower is classified by any Borrower as "not in good standing"; or

               (j) which arises out of a sale made, or service performed, outside of the ordinary course of the business of the Borrower which originated such Receivable; or

               (k) with respect to which the goods giving rise to such Account have not been delivered to and accepted by the applicable patient or the services giving rise to such Account have not been performed by a Borrower, and, if applicable, accepted by the applicable patient, or the applicable patient revokes its acceptance of such durable medical equipment which is unrelated to infusion therapy services; or

               (l) which is not subject to a first priority and perfected security interest in favor of the Lender; or

               (m) which arises under a healthcare capitation contract or similar arrangement under which a Borrower receives payments (i) in advance of providing the applicable goods and services or (ii) without regard to whether a Borrower provides any goods or services; PROVIDED that if a capitation contract or similar arrangement includes provisions for a Borrower to be paid on a "fee for service" basis, then the related Accounts, to the extent they represent the right to payment on such "fee for service" basis, shall not be excluded as Eligible Accounts solely because of this clause (m); or

               (n) to the extent such Account is a Self-Pay Account; or

               (o) as to which at least than 60 days have elapsed since any Date of Service and such Account was an Unbilled Account on such 60th day; or

               (p) owed by an Account Debtor which is an insurance company or health maintenance organization or other Person which is paid premiums in a manner which is the same as or similar to an insurance company or health maintenance organization if such Account Debtor has not received an Account Debtor Notice; provided that this clause (p) shall apply commencing thirty (30) days after the Closing Date; or

               (q) which represents a right of payment under a servicing contract; or

               (r) unless such Account is denominated in Dollars; or

               (s) (i) if the goods (other than durable medical equipment) or services giving rise to such Account were not authorized by a physician's prescription, or (ii) the Account Debtor (other than a Self-Pay Account Debtor) informs any Option Care Person (whether by EOB or otherwise) that such goods or services were not medically necessary (and the applicable contract or applicable law provides that payment for such goods or services may or shall be denied on the grounds that such goods or services were not medically necessary); or

               (t) to the extent that the fees charged for the services or goods constituting the basis for such Account exceed limitations imposed by applicable law, regulation or contract; or

               (u) which is not owned free and clear of all Liens (other than Permitted Liens) by the Borrower which originated such Account; or

               (v) which represents a royalty or other right to receive a franchise payment from any franchisee of any Option Care Person; or

               (w) which represents amounts due in respect of a "settlement" with respect to Medicare or Medicaid relating to the filing of a "cost report"; or

               (x) which represents a right to payment for a sale or lease and delivery of computer software or hardware or rendition of services pertaining to computer software or hardware.

     If any Account at any time ceases to be an Eligible Account by reason of any of the foregoing exclusions or any failure to meet any Other Criteria, then such Account shall promptly be excluded from the calculation of Eligible Accounts.

          "ENVIRONMENTAL LAWS" means all present and future federal, state and local laws, rules, regulations, ordinances, programs, permits, guidance, orders and consent decrees relating to health, safety, hazardous substances, and environmental matters applicable to any Option Care Person's business and facilities (whether or not owned by it). Such laws and regulations include but are not limited to the Resource Conservation and Recovery Act, 42 U.S.C. ss. 6901 et seq., as amended; the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. ss. 9601 et seq., as amended; the Toxic Substances Control Act, 15 U.S.C. ss. 2601 et seq., as amended; the Clean Water Act, 33 U.S.C. ss. 466 et seq., as amended; the Clean Air Act, 42 U.S.C. ss. 7401 et seq., as amended; state and federal lien and environmental cleanup programs; and U.S. Department of Transportation regulations.

          "ENVIRONMENTAL LIEN" means a Lien in favor of any Public Authority for
(a) any liability under any Environmental Laws, or (b) damages arising from, or costs incurred by such Public Authority in response to, a Release or threatened Release of a Contaminant into the environment.

          "EOB" means the explanation of benefits, remittance advice or other record that is provided by an Account Debtor explaining how it determined the amount it shall or shall not pay with respect to an Account of which it is the Account Debtor.

          "EQUIPMENT" means machinery, equipment, furniture, furnishings, fixtures, and other tangible personal property (except Inventory), including, without limitation, data processing hardware and software, motor vehicles, aircraft, dies, tools, jigs, and office equipment, whether owned or leased, and all rights and interests with respect thereto under such leases (including, without limitation, options to purchase); together with all present and future additions and accessions thereto, replacements therefor, component and auxiliary parts and supplies used or to be used in connection therewith, and all substitutes for any of the foregoing, and all manuals, drawings, instructions, warranties and rights with respect thereto; wherever any of the foregoing is located.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          "ERISA AFFILIATE" means any trade or business (whether or not incorporated) which is a member of a controlled group or under common control with any Option Care Person within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

          "ERISA EVENT" means, with respect to any Option Care Person, any ERISA Affiliate or any Pension Plan, the occurrence of any of the following: (a) a Reportable Event; (b) a withdrawal by a substantial employer (as defined in Section 4001(a)(12) of ERISA) subject to Section 4063 of ERISA; (c) a cessation of operations which is treated as a withdrawal under Section 4062(e) of ERISA;
(d) a complete or partial withdrawal under Section 4203 or 4205 of ERISA from a Multiemployer Plan; (e) a notification that a Multiemployer Plan is in reorganization under Section 4242 of ERISA; (f) the filing of a notice of intent to terminate a Pension Plan under 4041 of ERISA; (g) the treatment of an amendment of a Pension Plan as a termination under 4041 of ERISA; (h) the termination of a Multiemployer Plan under Section 4041A of ERISA; (i) the commencement of proceedings by the PBGC to terminate a Pension Plan under 4042 of ERISA; (j) an event or condition which would reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, a Pension Plan; or (k) the imposition of any material liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA.

          "EVENT" means any event or condition which, with notice, the passage of time, the happening of any other condition or event, or any combination thereof, would constitute an Event of Default.

          "EVENT OF DEFAULT" has the meaning specified in SECTION 12.1.

          "EXISTING BANK GROUP" means the banks and the agent parties to that certain credit agreement among Option Care, the other parties thereto and PNC Bank, National Association, as agent.

          "EXPECTED NET RECEIVABLES" means the amount of the Net Amount of Eligible Accounts reasonably expected by the Lender to be collected within 180 days from Invoice Date.

          "FACILITY FEE" has the meaning specified in SECTION 3.4.

          "FEDERAL BANKRUPTCY CODE" or "BANKRUPTCY CODE" means the bankruptcy code of the United States of America codified in Title 11 of the United States Code.

          "FINAL BORROWING BASE CERTIFICATE" means a Borrowing Base Certificate reflecting actual information as of the end of the month preceding the month in which such Final Borrowing Base Certificate is to be delivered pursuant to
SECTION 7.8.

          "FINANCIAL STATEMENTS" means, according to the context in which it is used, the financial statements contained in Option Care's Form 10-Q for the quarterly period ended September 30, 1998, any financial statements required to be given to the Lender pursuant to SECTIONS 8.2(a), (b) or (c), or any combination thereof.

          "FISCAL YEAR" means each Borrower's fiscal year for financial accounting purposes. The current Fiscal Year of each Borrower shall end on December 31, 1999.

          "FUNDING DATE" means the date on which a Borrowing occurs.

          "GAAP" means at any particular time generally accepted accounting principles as in effect at such time in the United States.

          "GOVERNMENT ACCOUNT DEBTOR" means the United States of America, any state, any political subdivision of a state and any agency or instrumentality of the United States of America or any state, political subdivision or fiscal intermediary thereof (including any insurance company or other Person acting solely in its capacity as a Medicare or Medicaid intermediary) that is obligated to make any payments under (i) Medicare or Medicaid or (ii) with respect to Accounts representing amounts owing under any other program established by federal or state law that provides for payments for health care goods or services to be made to providers thereof (including CHAMPUS and CHAMPVA).

          "GOVERNMENT OFFSET" means any amount determined by a Government Account Debtor, or any agent or governmental agency acting on behalf of a Government Account Debtor or governmental agency, to constitute an overpayment made to any Option Care Person with respect to an Account and that is to be paid to such Government Account Debtor by any Option Care Person or is to be offset against amounts then due to any Option Care Person from such Government Account Debtor, including any amounts determined by HCFA or any agent acting on behalf thereof.

          "GUARANTY" by any Person means all obligations of such Person which in any manner directly or indirectly guarantee or assure, or in effect guarantee or assure, the payment or performance of any indebtedness, dividend or other obligation of any other Person (the "guaranteed obligations"), or assure or in effect assure the holder of the guaranteed obligations against loss in respect thereof, including, without limitation, any such obligations incurred through an agreement, contingent or otherwise: (a) to purchase the guaranteed obligations or any Property constituting security therefor; (b) to advance or supply funds for the purchase or payment of the guaranteed obligations or to maintain a working capital or other balance sheet condition; or (c) to lease Property or to purchase any debt or equity securities or other Property or services.

          "HCFA" means the Health Care Financing Administration or any successor thereto.

          "HEALTH CARE LAWS" means any and all federal, state and local laws and regulations governing the licensure, certification, good standing, accreditation and approval of the provision of health care goods and services provided by any Option Care Person or any of its Subsidiaries, including but not limited to laws and regulations relating to licensure of operation, certificates of need, certificates of operations, insurance, fraud and abuse, kickbacks, false claims, physician self-referral arrangements, Medicaid, Medicare, CHAMPUS, CHAMPVA, the federal Food, Drug & Cosmetic Act (FDCA) and the Food and Drug Administration.

          "INTERCOMPANY ACCOUNTS" means all assets and liabilities, however arising, which are due to any Option Care Person from, which are due from any Option Care Person to, or which otherwise arise from any transaction by any Option Care Person with, any Affiliate of such Option Care Person.

          "INTEREST EXPENSE" means, with respect to any period, the consolidated gross interest expense of Option Care and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

          "INTEREST PERIOD" means, as to any LIBOR Rate Loan, the period commencing on the Funding Date of such Loan or on the Conversion/Continuation Date on which the Loan is converted into or continued as a LIBOR Rate Loan, and ending on the date one, two, three or six months thereafter as selected by the Borrowers' Agent in its Notice of Borrowing or Notice of Conversion/Continuation; PROVIDED, HOWEVER, that:

                    (i) if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

                    (ii) any Interest Period pertaining to a LIBOR Rate Loan
               that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

                    (iii) no Interest Period shall extend beyond the Stated
               Termination Date.

          "INVENTORY" means inventory, goods and merchandise, wherever located, to be furnished under any contract of service or held for sale or lease, all raw materials, work-in-process, finished goods, returned goods, and materials and supplies of any kind, nature or description, and all documents of title or other documents representing them.

          "INVOICE DATE" means, with respect to an Account, the date on which any Option Care Person first submitted a claim to an Account Debtor (other than a Self-Pay Account Debtor) with regard to such Account. For avoidance of doubt, if an Option Care Person submits a claim in respect of an Account to an Account Debtor and such claim is not paid in full (the "INITIAL CLAIM"), and the Option Care Person then submits a claim in respect of such Account to another Account Debtor, the Initial Claim shall be treated as the "claim" for purposes of the first sentence of this definition of Invoice Date.

          "IRS" means the Internal Revenue Service or any successor agency.

          "LATEST PLAN" means: (a) on the Closing Date and thereafter until the Lender receives new projections pursuant to SECTION 8.2(f), Option Care's business plan for Fiscal Year 1999, a true, complete and correct copy of which was provided by Option Care to the Lender prior to the Closing Date; and (b) thereafter, the business plan most recently received by the Lender pursuant to
SECTION 8.2(f).

          "LENDER" is defined in the preamble.

          "LIBOR INTEREST PAYMENT DATE" means, with respect to a LIBOR Rate Loan, the last day of each Interest Period applicable to such Loan.

          "LIBOR INTEREST RATE DETERMINATION DATE" means each date of calculating the LIBOR Rate for purposes of determining the interest rate with respect to an Interest Period. The LIBOR Interest Rate Determination Date for any LIBOR Rate Loan shall be the second Business Day prior to the first day of the related Interest Period for such LIBOR Rate Loan.

          "LIBOR RATE" means, for any Interest Period, with respect to LIBOR Rate Loans comprising part of the same Borrowing, the rate of interest per annum (rounded upward to the next 1/1000th of 1.0%) determined as follows:

         LIBOR Rate =                LIBOR
                             ------------------------------------
                             1.00 - Eurodollar Reserve Percentage

          Where,

               "EURODOLLAR RESERVE PERCENTAGE" means for any day for any Interest Period the maximum reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1.0%) in effect on such day (whether or not applicable to the Lender) under regulations issued from time to time by the Board of Governors of the Federal Reserve for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"); and

               "LIBOR" means the rate of interest per annum (rounded upward to the next 1/16 of 1%) notified to the Lender by Bank as the rate of interest at which United States Dollar deposits in the approximate amount of the Loan to be made or continued as, or converted into, a LIBOR Rate Loan and having a maturity comparable to such Interest Period would be offered by Bank's applicable lending office to major banks in the London interbank market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.

          "LIBOR RATE LOANS" means a Revolving Loan during any period in which it bears interest based on the LIBOR Rate.

          "LIEN" means any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give or file, any financing statement perfecting a security interest under the UCC or comparable law of any jurisdiction), regardless of whether any of the foregoing is consensual or arises by operation of law or otherwise is non-consensual.

          "LOANS" means, collectively, all loans and advances provided for in
SECTION 2.

          "LOAN DOCUMENTS" means this Agreement, each Blocked Account Agreement, each Additional Borrower Agreement, the Account Debtor Notices, the Borrowing Base Certificates, the Northern Letter of Credit, the Pledge Agreements, the Trust Reimbursement and Security Agreement, the Trust Subordination Agreement, the Trademark Security Agreement, and all other agreements, letters of credit, notices, instruments, and documents heretofore, now or hereafter evidencing, securing, guaranteeing or otherwise relating to the Obligations, the Collateral, the Security Interest, or any other aspect of the transactions contemplated by this Agreement.

          "LOCKBOX" means a lockbox or post office box which is subject to a Blocked Account Agreement.

          "MATERIAL ADVERSE EFFECT" means a material adverse effect on any of the following: (a) the Collateral, (b) the complete and timely repayment of the Obligations, (c) the Lender's rights under any Loan Document, (d) the Property, business, performance, operations, prospects, or condition (financial or otherwise) of all Option Care Persons, taken as a whole, or (e) without limiting the foregoing, the ability of all Option Care Persons, taken as a whole, to perform their obligations under the Loan Documents in a manner which is reasonably satisfactory to the Lender.

          "MAXIMUM RATE" has the meaning specified in SECTION 3.3.

          "MAXIMUM REVOLVING CREDIT LINE" has the meaning specified in clause
(a) of the definition of Availability.

          "MEDICAID" means the medical assistance program established by Title XIX of the Social Security Act.

          "MEDICAID ACCOUNT" means an Account representing a claim payable under Medicaid.

          "MEDICARE" means the health insurance program established by Title XVIII of the Social Security Act.

          "MID-MONTH BORROWING BASE CERTIFICATE" means a Borrowing Base Certificate reflecting estimated information (based on good faith, reasonable estimates by the Borrowers' Agent) as of the fifteenth day of the month in which such Mid-Month Borrowing Base Certificate is to be delivered pursuant to SECTION 7.8.

          "MOODY'S" means Moody's Investors Service, Inc.

          "MULTIEMPLOYER PLAN" means a multiemployer plan as defined in Section 4001(a)(3) of ERISA to which any Option Care Person or any ERISA Affiliate makes, is making, made, or was at any time during the current year or the immediately preceding six (6) years obligated to make contributions.

          "NET AMOUNT OF ELIGIBLE ACCOUNTS" means, with respect to any Eligible Accounts, the gross amount of such Eligible Accounts less sales, excise or similar taxes, and less discounts, claims and credits at any time issued, owing, granted, outstanding, available or claimed in respect of such Eligible Accounts (including without limitation discounts, claims and allowances based on any fee schedule, discount formula, cost-based reimbursement or other adjustment or limitation required by the related Account Debtors) and disregarding interest, if any, payable by the related Account Debtors.

          "NORTHERN" means The Northern Trust Company.

          "NORTHERN LETTER OF CREDIT" means a domestic, Dollar denominated letter of credit in favor of the Lender from Northern, in form and substance satisfactory to the Lender.

          "NOTICE OF BORROWING" has the meaning specified in SECTION 2.2(b).

          "NOTICE OF CONVERSION/CONTINUATION" has the meaning specified in
SECTION 3.2(B).

          "OBLIGATIONS" means all present and future loans, advances, liabilities, obligations (monetary or otherwise), covenants, duties, and Debt owing by any Option Care Person to the Lender, whether or not arising under this Agreement, whether or not evidenced by any note or other instrument or document, whether arising from an extension of credit, opening of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect (including, without limitation, those acquired by assignment from others, and any participation by the Lender in any Option Care Person's debts owing to others), absolute or contingent, due or to become due, primary or secondary, as principal or guarantor, and including, without limitation, all interest, charges, expenses, fees, attorneys' fees, filing fees and any other sums chargeable to any Option Care Person hereunder, under another Loan Document, or under any other agreement or instrument with the Lender. "OBLIGATIONS" includes, without limitation, all debts, liabilities and obligations now or hereafter owing from any Option Care Person to the Lender arising from or related to (i) ACH Transactions pursuant to the indemnity provided in SECTION 2.3 hereof, or (ii) any payment made by the Lender to a Blocked Account Bank pursuant to a Blocked Account Agreement.

          "OFFSET RESERVE" means, with respect to all Accounts and Account Debtors (other than Self-Pay Account Debtors), the result (but not less than zero) of (a) the sum of the amounts which such Account Debtors have requested or directed any Option Care Person to pay, or as to which any such Account Debtors have notified any Option Care Person that such

Account Debtors shall withhold, setoff or recoup from any Option Care Person, in respect of actual or alleged overpayments by any such Account Debtor in respect of any Account, plus (b) the aggregate amount which any Option Care Person is indebted to such Account Debtors arising from the fact that an Account Debtor, in addition to being an Account Debtor, has an additional relationship with any Option Care Person (e.g., an Option Care Person is a tenant or customer of a Person that is an Account Debtor), minus (c) the amount paid by any Option Care Person to Account Debtors described in clause (a) as a refund of the overpayments contemplated by clause (a); PROVIDED that no amount relating to a Government Account Debtor shall be included in clause (a) of this definition unless (i) such Government Account Debtor has requested payment from an Option Care Person with respect to any actual or alleged overpayment by such Government Account Debtor or (ii) such Government Account Debtor, without sending prior request for payment to an Option Care Person, is or has been withholding, setting-off or recouping from an Option Care Person in respect of any actual or alleged overpayment by such Government Account Debtor to an Option Care Person.

          "OPTION CARE" is defined in the preamble.

          "OPTION CARE PERSON" means any of (a) Option Care (both individually and in its capacity as the Borrowers' Agent), (b) Option Care as a Borrower, and
(c) any other Borrower, and "Option Care Persons" means, collectively, all of such Persons.

          "OTHER CRITERIA" has the meaning set forth in the definition of Eligible Accounts.

          "OTHER TAXES" means any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents.

          "PARTICIPATING LENDER" means any Person that shall have been granted the right by the Lender to participate in the Loans and that shall have entered into a participation agreement in form and substance satisfactory to the Lender.

          "PAYMENT ACCOUNT" means a bank account maintained in the name of the Lender on terms and with a bank acceptable to the Lender.

          "PBGC" means the Pension Benefit Guaranty Corporation or any Person succeeding to the functions thereof.

          "PENSION PLAN" means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA which any Option Care Person or an ERISA Affiliate sponsors, maintains, or to which it makes, is making, or is obligated to make contributions or, in the case of a Multiemployer Plan, has made contributions at any time during the current year or the immediately preceding six (6) plan years.

          "PERMITTED LIENS" means:

               (a) Liens for taxes not yet delinquent or Liens for taxes in an amount not to exceed two hundred fifty thousand dollars ($250,000) being contested in good faith by appropriate proceedings diligently pursued, provided that a reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor on the applicable Financial Statements and that a stay of enforcement of any such Lien is in effect;

               (b) Liens in favor of the Lender;

               (c) Liens arising by operation of law in favor of warehousemen, landlords, carriers, mechanics, materialmen, laborers, employees or suppliers, incurred in the ordinary course of business of any Option Care Person and not in connection with the borrowing of money, for sums not yet delinquent or which are being contested in good faith and by proper proceedings diligently pursued, provided that a reserve or other appropriate provision, if any, required by GAAP shall have been made therefor on the applicable Financial Statements and a stay of enforcement of any such Lien is in effect;

               (d) Liens in favor of any Person if such Liens are subordinated to the Security Interest in a manner acceptable to the Lender pursuant to an agreement, in form and substance satisfactory to the Lender, among the Lender, such Person and, if the Lender so requires, one or more Option Care Persons;

               (e) Liens arising from cash deposits in connection with workers' compensation or other unemployment insurance incurred in the ordinary course of business of an Option Care Person;

               (f) Liens created by deposits of cash to secure performance of bids, tenders, leases (to the extent permitted under this Agreement), or trade contracts, incurred in the ordinary course of business of an Option Care Person and not in connection with the borrowing of money;

               (g) Liens of or resulting from any judgment or award, the time for the appeal or petition for rehearing of which has not yet expired, or in respect of which an Option Care Person is in good faith prosecuting an appeal or proceeding for a review, and in respect of which a stay of execution pending such appeal or proceeding for review has been secured; and

               (h) purchase money security interests in equipment and liens of lessors under Capital Leases to the extent that the acquisition or lease of the underlying asset was permitted under SECTION 10.11, the security interest or lien only encumbers the asset purchased or leased, and so long as the security interest or lien only secures the purchase price of the asset.

          "PERSON" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, limited liability company, association, corporation, Public Authority, or any other entity.

          "PLAN" means an employee benefit plan (as defined in Section 3(3) of ERISA) which any Option Care Person or an ERISA Affiliate sponsors or maintains or to which any Option Care Person or an ERISA Affiliate makes, is making, or is obligated to make contributions and includes any Pension Plan.

          "PLEDGE AGREEMENTS" is defined in SECTION 11.1.

          "PREMISES" means the land identified by addresses on SCHEDULE 9.13 together with all buildings, improvements, and fixtures thereon and all tenements, hereditaments, and appurtenances belonging or in any way appertaining thereto, and which constitutes all of the real property in which any Option Care Person has any interests on the Closing Date.

          "PROCEEDS" means all products and proceeds of any Collateral, and all proceeds of such proceeds and products, including, without limitation, all Collections, cash and credit balances, all payments under any indemnity, warranty, or guaranty payable with respect to any Collateral, all awards for taking by eminent domain, all proceeds of fire or other insurance, and all money and other Property obtained as a result of any claims against third parties or any legal action or proceeding with respect to Collateral.

          "PROPERTY" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

          "PROPRIETARY RIGHTS" means all licenses, franchises, permits, patents, patent rights, copyrights, works which are the subject matter of copyrights, trademarks, trade names, trade styles, patent and trademark applications and licenses and rights thereunder, including without limitation those patents, trademarks and copyrights referred to on SCHEDULE 9.14, and all other rights under any of the foregoing, all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing, and all rights to sue for past, present, and future infringement of any of the foregoing; inventions, trade secrets, formulae, processes, compounds, drawings, designs, blueprints, surveys, reports, manuals, and operating standards; goodwill; customer and other lists in whatever form maintained; and trade secret rights, copyright rights, rights in works of authorship, and contract rights relating to computer software programs, in whatever form created or maintained.

          "PUBLIC AUTHORITY" means the government of any country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or any department, agency, public corporation or other instrumentality of any of the foregoing and, without limiting the foregoing, any official, attorney, employee, agent or "ombudsman", whether elected, appointed or otherwise employed or retained, by any of the foregoing.

          "RECEIVABLES" means all Accounts (whether or not earned by performance), including without limitation Accounts owed to any Option Care Person by any of its Subsidiaries or Affiliates, together with all interest, late charges, penalties, collection fees, and other sums which shall be due and payable in connection with any Account; proceeds of any letters of credit naming any Option Care Person as beneficiary; contract rights; chattel paper; instruments; documents; investment property; royalty fees and other payments from franchisees; general intangibles; tort claims; contract claims; choses in action; causes of action; tax refunds; tax refund claims; Reversions and other amounts payable to any Option Care Person from or with respect to any Plan; interests in or claims under any policy of insurance; and all forms of obligations owing to any Option Care Person (including, without limitation, in respect of loans, advances, and extensions of credit by any Option Care Person to its Subsidiaries and Affiliates); guarantees and other security for any of the foregoing; goods represented by or the sale, lease or delivery of which gave rise to any of the foregoing; merchandise returned to or repossessed by any Option Care Person and rights of stoppage in transit, replevin, and reclamation; and other rights or remedies of an unpaid vendor, lienor, or secured party.

          "RECORDS" means books, documents, EOBs, instruments, files and other records (including without limitation computer programs, tapes and disks) that evidence an Account or are otherwise necessary or desirable to collect an Account.

          "REFERENCE RATE" means the rate of interest publicly announced from time to time by the Bank as its reference rate. It is a rate set by the Bank based upon various factors including the Bank's costs and desired return, general economic conditions, and other factors, and is used as a reference point for pricing some loans. However, the Bank may price loans at, above, or below such announced rate. Any changes in the Reference Rate shall take effect on the day specified in the public announcement of such change.

          "REFERENCE RATE LOANS" means a Revolving Loan during any period in which it bears interest based on the Reference Rate.

          "RELEASE" means a release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration of a Contaminant into the indoor or outdoor environment or into or out of any real estate or other property, including the movement of Con taminants through or in the air, soil, surface water, groundwater or real estate or other property.

          "REPORTABLE EVENT" means any of the events set forth in Section 4043(b) of

ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

          "REQUIREMENT OF LAW" means any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Public Authority.

          "RESTRICTED INVESTMENT" means any acquisition of Property by any Option Care Person or any of its Subsidiaries in exchange for cash or other Property, whether in the form of an acquisition of stock, debt security, or other indebtedness or obligation, or the purchase or acquisition of any other Property, or a loan, advance, capital contribution, or subscription, except acquisitions of the following: (a) fixed assets to be used in the business of any Option Care Person or any of its Subsidiaries, so long as the acquisition costs thereof constitute Capital Expenditures permitted hereunder; (b) goods held for sale or lease or to be used in the rendition of services by any Option Care Person and its Subsidiaries, in each case in the ordinary course of business; (c) direct obligations of the United States of America, or any agency thereof, or obligations guaranteed by the United States of America, provided that such obligations mature within one year from the date of acquisition thereof; (d) certificates of deposit maturing within one year from the date of acquisition, bankers acceptances, Eurodollar bank deposits, or overnight bank deposits, in each case issued by, created by, or with a bank or trust company organized under the laws of the United States or any state thereof having capital and surplus aggregating at least $100,000,000; and (e) commercial paper given the highest rating by S&P or Moody's and maturing not more than 270 days from the date of creation thereof.

          "REVERSIONS" means any funds which may become due to any Option Care Person in connection with the termination of any Plan or other employee benefit plan.

          "REVOLVING LOANS" has the meaning specified in SECTION 2.2.

          "S&P" means Standard & Poor's Ratings Services, a division of The McGraw- Hill Companies, Inc.

          "SECURITY INTEREST" means collectively the Liens granted to the Lender in the Collateral pursuant to this Agreement, the other Loan Documents, or any other agreement or instrument.

          "SELF-PAY ACCOUNT" means (i) the "co-pay" or "deductible" portion of an Account payable by a Self-Pay Account Debtor, or (ii) the entire Account when the entire amount is payable by a Self-Pay Account Debtor.

          "SELF-PAY ACCOUNT DEBTOR" means an individual "natural" person.

          "SOLVENT" means when used with respect to any Person that at the time of determination:

               (i) the assets of such Person, at a fair valuation, are in excess of the total amount of its debts (including, without limitation, contingent liabilities); and

               (ii) the present fair saleable value of its assets is greater than its probable liability on its existing debts as such debts become absolute and matured; and

               (iii) it is then able and expects to be able to pay its debts (including, without limitation, contingent debts and other commitments) as they mature; and

               (iv) it has capital sufficient to carry on its business as conducted and as proposed to be conducted.

For purposes of determining whether a Person is Solvent, the amount of any contingent liability shall be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

          "SPECIFIED BAD DEBT EXPENSE AMOUNT" means for any period of four consecutive fiscal quarters, the excess, if any, of (i) the amount of "bad debt expense" of Option Care and its Subsidiaries on a consolidated basis for such period over (ii) three percent (3%) of the "net revenues" of Option Care and its Subsidiaries on a consolidated basis for such period; provided that for any period of four consecutive fiscal quarters ending with the last fiscal quarter of any Fiscal Year (commencing with the Fiscal Year ending December 31, 1999), the Specified Bad Debt Expense Amount shall be zero if the "actual writeoffs" of Option Care and its Subsidiaries on a consolidated basis for such period do not exceed three percent (3%) of the "net revenues" of Option Care and its Subsidiaries on a consolidated basis for such period.

          "STATED TERMINATION DATE" has the meaning specified in SECTION 14.

          "SUBSIDIARY" of a Person means any corporation, association, partnership, limited liability company, joint venture or other business entity of which more than fifty percent (50%) of the voting stock or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of an Option Care Person.

          "TAXES" means any and all present or future taxes, assessments, levies, imposts, impositions, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of the Lender, such taxes (including income taxes or franchise taxes) as are imposed on or measured by the Lender's net income by the jurisdiction (or any political subdivision thereof) under the laws of which the Lender is organized or maintains a lending office.

          "TERMINATION FEE" means (x) two hundred fifty thousand dollars ($250,000) if this Agreement is terminated on or prior to the first Anniversary Date, (y) one hundred twenty-five thousand dollars ($125,000) if this Agreement is terminated after the first Anniversary Date but on or prior to the second Anniversary Date, and (z) sixty-two thousand five hundred dollars ($62,500) if this Agreement is terminated after the Second Anniversary Date but prior to the Stated Termination Date.

          "TOTAL FACILITY" has the meaning specified in SECTION 2.1.

          "TRADEMARK SECURITY AGREEMENT" has the meaning specified in SECTION 10.29.

          "TRUST" means the John N. Kapoor Trust dated 9/20/89.

          "TRUST REIMBURSEMENT AND SECURITY AGREEMENT" has the meaning specified in SECTION 11.1.

          "TRUST SUBORDINATION AGREEMENT" has the meaning specified in SECTION 11.1.

          "UCC" means the Uniform Commercial Code (or any successor statute) of the State of Illinois or of any other state the laws of which are required by
Section 9-103 thereof to be applied in connection with the issue of perfection of security interests.

          "UNBILLED ACCOUNT" means an Account as to which an Option Care Person, to the best of its knowledge, has not submitted to the related Account Debtor (other than a Self-Pay Account Debtor) those necessary claim forms, other documentation and information required in order for such Account Debtor to make payment of such Account.

          "UNUSED LINE FEE" has the meaning specified in SECTION 3.1(c).

          1.2 ACCOUNTING TERMS. Any accounting term used in this Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given in accordance with GAAP, and all financial computations hereunder shall be computed, unless otherwise specifically provided herein, in accordance with GAAP as consistently applied and using the same method for inventory valuation as used in the preparation of the Financial Statements.

          1.3 INTERPRETIVE PROVISIONS. (a) All other undefined terms contained in this

Agreement shall, unless the context indicates otherwise, have the meanings provided for by the UCC to the extent the same are used or defined therein.

          (b) Wherever appropriate in the context, terms used herein in the singular also include the plural, and VICE VERSA, and each masculine, feminine, or neuter pronoun shall also include the other genders.

          (c) The words "hereof," "herein," "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and Subsection, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

          (d) (i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings.

               (ii) The term "including" is not limiting and means "including without limitation."

               (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including," the words "to" and "until" each mean "to but excluding" and the word "through" means "to and including."

          (e) Unless specified herein, references herein to times of day are to Chicago time.

          (f) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments, amendments and restatements and other modifications thereto, but only to the extent such amendments, amendments and restatements and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

          (g) This Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with its terms.

          (h) This Agreement and the other Loan Documents are the result of negotiations among, and have been reviewed by counsel to, each of the parties hereto and thereto and are the products of all parties. Accordingly, neither this Agreement nor any other Loan Document shall be construed against the Lender merely because of the Lender's involvement in the preparation of this Agreement and the other Loan Documents.

2.   LOANS.

          2.1 TOTAL FACILITY. Subject to all of the terms and conditions of this Agreement, the Lender shall make available a total credit facility of up to twenty-five million dollars ($25,000,000) (the "TOTAL FACILITY") for the Borrowers' use from time to time during the term of this Agreement. The Total Facility shall be comprised of a revolving line of credit up to the limits of the Availability, consisting of Revolving Loans as described in SECTION 2.2.

          2.2 REVOLVING LOANS.

               (a) The Lender shall, upon request of the Borrowers' Agent from time to time, make revolving loans (the "REVOLVING LOANS") to the Borrowers up to the limits of the Availability calculated on a consolidated basis with respect to all Option Care Persons. The Lender, in its discretion, may elect, with the consent of the Borrowers' Agent, to make Revolving Loans in excess of the Availability on one or more occasions, but if it does so, the Lender shall not be deemed thereby to have changed the limits of the Availability or to be obligated to exceed the limits of the Availability on any other occasion. If the unpaid balance of the Revolving Loans exceeds the Availability (with Availability determined for this purpose without subtracting the unpaid balance of the Revolving Loans) then the Lender may refuse to make or otherwise restrict Revolving Loans on such terms as the Lender determines until such excess has been eliminated. The Lender shall charge all Revolving Loans and other Obligations of an Option Care Person to a loan account of Option Care maintained with the Lender (and all references in this Agreement to the "loan account" of Option Care shall be references to such account). All Revolving Loans shall be requested by and advanced to the Borrowers' Agent; provided that the Borrowers' Agent hereby directs that the funds constituting the initial Loan under this Agreement be paid directly to the agent for the Existing Bank Group. All fees, commissions, costs, expenses, and other charges under or pursuant to the Loan Documents, and all payments made and out-of-pocket expenses incurred by the Lender pursuant to the Loan Documents, shall be charged as Revolving Loans to the loan account of Option Care as of the date due or the date paid or incurred by the Lender, as the case may be.

               (b) PROCEDURE FOR BORROWING.

                    (i) Each Borrowing shall be made upon the irrevocable written notice ("NOTICE OF BORROWING") from the Borrowers' Agent to the Lender, which notice must be received by the Lender not later than (1) 12:00 noon, Chicago time, three Business Days prior to the requested Funding Date in the case of LIBOR Rate Loans and (2) 12:00 noon, Chicago time, on the requested Funding Date in the case of Reference Rate Loans, specifying:

                         (A) the amount of the Borrowing which, in the case of
LIBOR Rate Loans, shall be in an amount not less than two million five hundred thousand dollars ($2,500,000) and in an integral multiple of five hundred thousand dollars ($500,000) in excess thereof;

                         (B) the requested Funding Date, which shall be a
Business Day;

                         (C) whether the Revolving Loans requested are to be
Reference Rate Loans or LIBOR Rate Loans; and

                         (D) the duration of the Interest Period if the
requested Revolving Loans are to be LIBOR Rate Loans. If the Notice of Borrowing fails to specify the duration of the Interest Period for any Borrowing comprised of LIBOR Rate Loans, such Interest Period shall be one month; provided, however, that with respect to the Borrowings to be made on the Closing Date, such Borrowings shall consist of Reference Rate Loans only.

                    (ii) After giving effect to any Borrowing, there may not be more than five different Interest Periods in effect.

               2.3 AUTOMATED CLEARING HOUSE TRANSFERS. Each Borrower may request and the Lender may, in its sole and absolute discretion, arrange for such Borrower to obtain from the Bank ACH Transactions. Each Borrower agrees to indemnify and hold the Lender harmless from any and all obligations now or hereafter owing by the Lender to the Bank arising from or related to such ACH Transactions pursuant to the indemnity referred to in clause (c) below. Each Borrower agrees to pay the Bank all amounts owing to the Bank pursuant to ACH Transactions. In the event any Borrower shall not have paid to the Bank such amounts, the Lender shall pay such amounts to the Bank and such amounts when paid by the Lender shall constitute a Revolving Loan which shall be deemed to have been requested by the Borrowers' Agent. Each Borrower acknowledges and agrees that the obtaining of ACH Transactions from the Bank (a) is in the sole and absolute discretion of the Bank, (b) is subject to all rules and regulations of the Bank, and (c) is due to the Bank relying on the indemnity of the Lender to the Bank with respect to obligations of such Borrower to the Bank in connection with the ACH Transactions.

               2.4 THE BORROWERS' AGENT.

               (a) Each Borrower hereby irrevocably appoints, designates and authorizes Option Care as the agent and attorney-in-fact of such Borrower (Option Care, in such capacity for all of the Borrowers, being referred to as the "BORROWERS' AGENT") to give and receive notices, statements, requests and instructions on such Borrower's behalf under this Agreement and any other Loan Document and otherwise communicate on such Borrower's behalf with the Lender, and, without limiting the foregoing, to take such action on such Borrower's behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are delegated to the Borrowers' Agent by the terms of this

Agreement or any other Loan Document, together with such powers as are incidental thereto. Option Care hereby accepts such appointment, designation and authorization.

               (b) Without limiting the foregoing, the Lender may give notices, statements, requests and instructions to any Borrower through the Borrowers' Agent and may accept and act upon any notices, statements, requests and instructions given by the Borrowers' Agent, and each such notice, statement, request and instruction shall be binding upon the Borrowers. Notwithstanding such appointment, designation, and authorization, the Lender may also deal directly with, and give and receive notices, statements, requests and instructions to and from, any Borrower, provided that the Lender shall promptly give notice of any such communications with any Borrower to the Borrowers' Agent. Any communications transmitted by the Lender to a Borrower shall be sent to such Borrower in care of Option Care at the address of Option Care determined in accordance with SECTION 15.10. If conflicting instructions are received from an Option Care Person and from the Borrowers' Agent, the notice, statement, request or instruction of the Borrowers' Agent shall prevail.

               (c) The Borrowers' Agent may execute any of its duties under this Agreement or any other Loan Document by or through any of, but none other than, its Chief Executive Officer, Chief Financial Officer or Secretary. Notwithstanding the foregoing, but subject to the conditions specified in the proviso to this sentence, the Borrowers' Agent may authorize other agents, officers or employees of the Borrowers' Agent (such other agents, officers or employees being referred to collectively as the "ADDITIONAL AUTHORIZED INDIVIDUALS" and individually as an "ADDITIONAL AUTHORIZED INDIVIDUAL") to sign and submit a Notice of Borrowing or sign and submit a Notice of Conversion/Continuation; provided that no Person shall be considered to be an Additional Authorized Individual unless the Lender shall have received (i) a written list of such Additional Authorized Individuals and their respective signatures, and the Lender shall have acknowledged receipt of such list in writing, and (ii) a resolution of the board of directors of the Borrowers' Agent specifically identifying such Additional Authorized Individuals or authorizing one or more officers of the Borrowers' Agent to designate Additional Authorized Individuals, it being understood and agreed that the list and resolutions described in clauses (i) and (ii) shall be in form and substance reasonably satisfactory to the Lender and shall be certified by the Secretary of the Borrowers' Agent pursuant to a certificate which is in form and substance reasonably satisfactory to the Lender.

               (d) The Borrowers' Agent shall promptly forward to the Lender or the Borrowers, as appropriate, all notices, documents, certificates, financial statements and reports received by it in the performance of its duties hereunder.

               (e) The Borrowers' Agent shall perform its duties hereunder and under the other Loan Documents on behalf of the Borrowers. All actions of the Borrowers' Agent shall in each case bind all the Borrowers, whether or not any such action has been duly authorized by such Borrowers.

     3.   INTEREST AND OTHER CHARGES.

          3.1 INTEREST.

               (a) All Obligations shall bear interest on the unpaid principal amount thereof from the date made until paid in full in cash at a rate determined by reference to the Reference Rate or the LIBOR Rate and SECTIONS 3.1(a)(i) or (ii), as applicable, but not to exceed the Maximum Rate. Subject to the provisions of SECTION 3.2, any of the Loans may be converted into, or continued as, Reference Rate Loans or LIBOR Rate Loans in the manner provided in
SECTION 3.2. If at any time Loans are outstanding with respect to which notice has not been delivered to Lender in accordance with the terms of this Agreement specifying the basis for determining the interest rate applicable thereto, then those Loans shall be Reference Rate Loans and shall bear interest at a rate determined by reference to the Reference Rate until notice to the contrary has been given to the Lender and such notice has become effective. Except as otherwise provided herein, the Obligations shall bear interest as follows:

                    (i) For all Obligations, other than LIBOR Rate Loans, then at a fluctuating per annum rate equal to the Reference Rate; and

                    (ii) If the Loans are LIBOR Rate Loans, then at a per annum rate equal to two and one-eighth percent (2.125%) (the "LIBOR MARGIN") plus the LIBOR Rate determined for the applicable Interest Period.

     Each change in the Reference Rate shall be reflected in the interest rate described in clause (i) above as of the effective date of such change. All interest charges in respect of the Obligations shall be computed on the basis of a year of three hundred sixty (360) days and actual days elapsed. All interest on the Obligations shall be payable to the Lender on the first day of each month hereafter, and, with respect to a LIBOR Rate Loan, on the last day of each Interest Period relating thereto.

               (b) If any Event of Default occurs, then, from the date such Event of Default occurs until it is cured or waived, or if not cured or waived until all Obligations are paid and performed in full, then the Borrowers shall pay interest on the unpaid principal balances of the Revolving Loans at a per annum rate two percent (2%) greater than the rate of interest otherwise specified herein.

               (c) UNUSED LINE FEE. For every month during the term of this Agreement, the Borrowers shall pay the Lender a fee (the "UNUSED LINE FEE") in an amount equal to one-quarter of one percent (0.25%) per annum, MULTIPLIED BY the average daily amount by which the Maximum Revolving Credit Line exceeds the average daily outstanding amount of Revolving Loans during such month, with the outstanding amount of Revolving Loans calculated for this purpose by applying payments immediately upon receipt. Such a fee, if any, shall be calculated on the basis of a year of three hundred sixty (360) days and actual days elapsed, and shall be payable to the Lender on the first day of each month and on the termination of this Agreement, in each case, with respect to the prior month or portion thereof.

          3.2 CONVERSION AND CONTINUATION ELECTIONS.

               (a) The Borrowers' Agent may, upon irrevocable written notice to the Lender in accordance with SUBSECTION 3.2(b):

                    (i) elect, as of any Business Day, in the case of Reference Rate Loans to convert any such Loans (or any part thereof in an amount not less than two million five hundred thousand dollars ($2,500,000), or that is in an integral multiple of five hundred thousand dollars ($500,000) in excess thereof) into LIBOR Rate Loans; or

                    (ii) elect, as of the last day of the applicable Interest Period, to continue any LIBOR Rate Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than two million five hundred thousand dollars ($2,500,000), or that is in an integral multiple of five hundred thousand dollars ($500,000) in excess thereof);

PROVIDED, that if at any time the aggregate amount of LIBOR Rate Loans in respect of any Borrowing is reduced, by payment, prepayment, or conversion of part thereof to be less than two million five hundred thousand dollars ($2,500,000), such LIBOR Rate Loans shall automatically convert into Reference Rate Loans, and on and after such date the right of the Borrowers' Agent to continue such Loans as, and convert such Loans into, LIBOR Rate Loans, as the case may be, shall terminate.

               (b) The Borrowers' Agent shall deliver a written notice of conversion or continuation ("NOTICE OF CONVERSION/CONTINUATION") to be received by the Lender not later than 12:00 noon, Chicago time, at least three Business Days in advance of the date of conversion or continuation, if the Loans are to be converted into or continued as LIBOR Rate Loans and specifying:

                    (A) the proposed Conversion/Continuation Date;

                    (B) the aggregate amount of Loans to be converted or continued;

                    (C) the type of Loans resulting from the proposed conversion or continuation; and

                    (D) the duration of the requested Interest Period.

               (c) If upon the expiration of any Interest Period applicable to LIBOR

Rate Loans, the Borrowers' Agent has failed to select timely a new Interest Period to be applicable to LIBOR Rate Loans or if any Event or Event of Default then exists, the Borrowers' Agent shall be deemed to have elected to convert such LIBOR Rate Loans into Reference Rate Loans effective as of the expiration date of such Interest Period.

               (d) During the existence of an Event, the Lender shall have the right to decline to permit a Loan to be converted into or continued as a LIBOR Rate Loan. During the existence of an Event of Default, the Borrowers' Agent shall not elect to have a Loan converted into or continued as a LIBOR Rate Loan.

               (e) After giving effect to any conversion or continuation of Loans, there may not be more than five different Interest Periods in effect.

          3.3 MAXIMUM INTEREST RATE. In no event shall any interest rate provided for hereunder exceed the maximum rate permissible for corporate borrowers under applicable law for loans of the type provided for hereunder (the "MAXIMUM RATE"). If, in any month, any interest rate, absent such limitation, would have exceeded the Maximum Rate, then the interest rate for that month shall be the Maximum Rate, and, if in future months, that interest rate would otherwise be less than the Maximum Rate, then that interest rate shall remain at the Maximum Rate until such time as the amount of interest paid hereunder equals the amount of interest which would have been paid if the same had not been limited by the Maximum Rate. In the event that, upon payment in full of the Obligations, the total amount of interest paid or accrued under the terms of this Agreement is less than the total amount of interest which would, but for this SECTION 3.3, have been paid or accrued if the interest rates otherwise set forth in this Agreement had at all times been in effect, then the Borrowers shall, to the extent permitted by applicable law, pay the Lender, an amount equal to the excess of (a) the lesser of (i) the amount of interest which would have been charged if the Maximum Rate had, at all times, been in effect or (ii) the amount of interest which would have accrued had the interest rates otherwise set forth in this Agreement, at all times, been in effect over (b) the amount of interest actually paid or accrued under this Agreement. In the event that a court determines that the Lender has received interest and other charges hereunder in excess of the Maximum Rate, such excess shall be deemed received on account of, and shall automatically be applied to reduce, the Obligations other than interest, in the inverse order of maturity, and if there are no Obligations outstanding, the Lender shall refund to the applicable Borrowers such excess.

          3.4 FACILITY FEE. The Borrowers shall pay the Lender on the Closing Date a facility fee in the amount of one hundred eighty-seven thousand five hundred dollars ($187,500) (the "FACILITY FEE"), less twenty-five thousand dollars ($25,000) previously paid as a commitment fee by Option Care in respect thereof pursuant to the letter agreement dated January 13, 1999 between Option Care and the Lender.

     4.   PAYMENTS AND PREPAYMENTS.

          4.1 REVOLVING LOANS. The Borrowers shall repay the outstanding principal balance of the Revolving Loans, plus all accrued but unpaid interest thereon, upon the termination of this Agreement for any reason. In addition, and without limiting the generality of the foregoing, the Borrowers shall pay to the Lender, on demand, the amount by which the unpaid principal balance of the Revolving Loans at any time exceeds the Availability at such time (determined for this purpose as if the amount of the Revolving Loans were zero) regardless of whether the Lender elected to make Revolving Loans in excess of the Availability; provided that if the unpaid principal balance of the Revolving Loans so exceeds the Availability solely because the Lender established Other Criteria, then the Borrowers shall pay to the Lender, within two days after demand by the Lender, the amount of such excess.

          4.2 PLACE AND FORM OF PAYMENTS; EXTENSION OF TIME. All payments of principal, interest, and other sums due to the Lender shall be made at the Lender's address determined in accordance with SECTION 15.10. Except for Proceeds received directly by the Lender, all such payments shall be made in immediately available funds. If any payment of principal, interest, or other sum to be made hereunder becomes due and payable on a day other than a Business Day, the due date of such payment shall be extended to the next succeeding Business Day and interest thereon shall be payable at the applicable interest rate during such extension.

          4.3 APPLICATION AND REVERSAL OF PAYMENTS. The Lender shall determine in its sole discretion the order and manner in which Proceeds of Collateral (including amounts in respect of Additional Collateral) and other payments that the Lender receives are applied to the Revolving Loans, interest thereon, and the other Obligations, and each Option Care Person hereby irrevocably waives the right to direct the application of any such Proceeds or payments. The Lender shall have the continuing and exclusive right to apply and reverse and reapply any and all such Proceeds and payments to any portion of the Obligations.

          4.4 INDEMNITY FOR RETURNED PAYMENTS. IF AFTER RECEIPT OF ANY PAYMENT WHICH IS APPLIED TO THE PAYMENT OF ALL OR ANY PART OF THE OBLIGATIONS, THE LENDER IS FOR ANY REASON COMPELLED TO SURRENDER SUCH PAYMENT TO ANY PERSON BECAUSE SUCH PAYMENT IS INVALIDATED, DECLARED FRAUDULENT, SET ASIDE, DETERMINED TO BE VOID OR VOIDABLE AS A PREFERENCE, IMPERMISSIBLE SETOFF, OR A DIVERSION OF TRUST FUNDS, OR FOR ANY OTHER REASON, THEN: THE OBLIGATIONS OR PART THEREOF INTENDED TO BE SATISFIED SHALL BE REVIVED AND CONTINUE AND THIS AGREEMENT SHALL CONTINUE IN FULL FORCE AS IF SUCH PAYMENT HAD NOT BEEN RECEIVED BY THE LENDER AND EACH OPTION CARE PERSON SHALL BE LIABLE TO PAY TO THE LENDER AND HEREBY DOES INDEMNIFY THE LENDER AND HOLD THE LENDER HARMLESS FOR THE AMOUNT OF SUCH PAYMENT SURRENDERED. The provisions of this SECTION 4.4 shall be and remain effective notwithstanding any contrary action which may have been taken by the Lender in reliance upon such payment, and any such contrary action so taken shall be without prejudice to the Lender's rights under this Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable. The provisions of this SECTION 4.4 shall survive the termination of this Agreement.

          5. LENDER'S BOOKS AND RECORDS; MONTHLY STATEMENTS. Each Option Care Person agrees that the Lender's books and records showing the Obligations and the transactions pursuant to this Agreement and the other Loan Documents shall be admissible in any action or proceeding arising therefrom, and shall constitute evidence thereof (absent manifest error), irrespective of whether any Obligation is also evidenced by a promissory note or other instrument. The Lender shall provide to the Borrowers' Agent a monthly statement of Loans, payments, and other transactions pursuant to this Agreement. Such statement shall be deemed correct, accurate, and binding on the Option Care Persons and as an account stated (except for reversals and reapplications of payments made as provided in SECTION 4.3 and corrections of errors discovered by the Lender), unless the Borrowers' Agent notifies the Lender in writing to the contrary within sixty (60) days after such statement is given to the Borrowers' Agent. In the event a timely written notice of objections is given by the Borrowers' Agent, only the items to which exception is expressly made shall be considered to be disputed by the Option Care Persons.

          6.  TAXES, YIELD PROTECTION AND ILLEGALITY

          6.1 TAXES.

               (a) Any and all payments by any Option Care Person to the Lender under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for any Taxes. In addition, the Option Care Persons shall pay all Other Taxes.

               (b) Each Option Care Person agrees to indemnify and hold harmless the Lender for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by the Lender and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. The Lender shall make payments of Other Taxes only in the event that either (i) an Event of Default has occurred; or (ii) in the event that such Other Taxes remain delinquent for more than thirty (30) days after the Lender has provided notice thereof to the Borrowers' Agent. Payment under this indemnification shall be made within thirty (30) days after the date the Lender makes written demand therefor.

               (c) If any Option Care Person shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to the Lender, then:

                    (i) the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section) the Lender receives an amount equal to the sum it would have received had no such deductions or withholdings been made;

                    (ii) such Option Care Person shall make such deductions and withholdings;

                    (iii) such Option Care Person shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and

                    (iv) such Option Care Person shall also pay to the Lender at the time interest is paid, all additional amounts which the Lender specifies as necessary to preserve the after tax yield the Lender would have received if such Taxes or Other Taxes had not been imposed.

               (d) Within 60 days after the date of any payment by any Option Care Person of Taxes or Other Taxes referred to in clause (c) above, such Option Care Person shall furnish the Lender the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment reasonably satisfactory to the Lender, which such satisfactory evidence shall include, without limitation, cancelled checks.

     6.2  ILLEGALITY.

               (a) If the Lender determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Public Authority has asserted that it is unlawful, for the Lender or its applicable lending office to make LIBOR Rate Loans, then, on notice thereof by the Lender to the Borrowers' Agent, any obligation of the Lender to make LIBOR Rate Loans shall be suspended until the Lender notifies the Borrowers' Agent that the circumstances giving rise to such determination no longer exist.

               (b) If the Lender determines that it is unlawful to maintain any LIBOR Rate Loan, then, upon demand by the Lender, each Borrower shall prepay in full all of the LIBOR Rate Loans relating to such Borrower and then outstanding, together with interest accrued thereon and amounts required under SECTION 6.4, either on the last day of the Interest Period thereof, if the Lender may lawfully continue to maintain such LIBOR Rate Loans to such day, or immediately, if the Lender may not lawfully continue to maintain such LIBOR Rate Loan. If any Borrower is required to so prepay any LIBOR Rate Loan, then concurrently with such prepayment, such Borrower shall borrow from the Lender, in the amount of such repayment, a Reference Rate Loan.

     6.3  INCREASED COSTS AND REDUCTION OF RETURN.

               (a) If the Lender determines that, due to either (i) the introduction of or any change in the interpretation of any law or regulation or
(ii) the compliance by the Lender with any guideline or request from any central bank or other Public Authority (whether or not having the force of law), there shall be any increase in the cost to the Lender of agreeing to make or making, funding or maintaining any LIBOR Rate Loans, then the Borrowers shall be liable for, and, upon demand by the Lender from time to time, shall pay to the Lender additional amounts as are sufficient to compensate the Lender for such increased costs.

               (b) If the Lender shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Public Authority charged with the interpretation or administration thereof, or (iv) compliance by the Lender or any corporation controlling the Lender with any Capital Adequacy Regulation, affects or would affect the amount of capital, reserves, or special deposits required or expected to be maintained by the Lender or any corporation controlling the Lender and (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy and such Lender's desired return on capital) determines that the amount of such capital, reserves, or special deposits is increased as a consequence of its loans, credits or obligations under this Agreement, then each Borrower shall be liable for, and, upon demand of the Lender from time to time, shall pay to the Lender additional amounts sufficient to compensate the Lender for such increase. Notwithstanding the foregoing, all such amounts shall be subject to the provisions of SECTION 3.3.

          6.4 FUNDING LOSSES. The Borrowers shall reimburse the Lender and hold the Lender harmless from any loss or expense which the Lender may sustain or incur as a consequence of:

               (a) the failure of any Borrower to make on a timely basis any payment of principal of any LIBOR Rate Loan;

               (b) the failure of any Borrower to borrow, continue or convert a Loan after the Borrowers' Agent has given (or is deemed to have given) a Notice of Borrowing or a Notice of Conversion/Continuation;

               (c) the prepayment or other payment (including after acceleration thereof) of an LIBOR Rate Loan on a day that is not the last day of the relevant Interest Period;

including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its LIBOR Rate Loans or from fees payable to terminate the deposits from which such funds were obtained.

          6.5 INABILITY TO DETERMINE RATES. If the Lender determines that for any reason adequate and reasonable means do not exist for determining the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Loan, or that the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Loan does not adequately and fairly reflect the cost to the Lender of funding such Loan, the Lender shall so notify the Borrowers' Agent. Thereafter, the obligation of the Lender to make or maintain LIBOR Rate Loans hereunder shall be suspended until the Lender revokes such notice in writing. Upon receipt of such notice, the Borrowers' Agent may revoke any Notice of Borrowing or Notice of Conversion/Continuation then submitted by it. If the Borrowers' Agent does not revoke such Notice, the Lender shall make, convert or continue the Loans, as proposed by the Borrowers' Agent, in the amount specified in the applicable notice submitted by the Borrowers' Agent, but such Loans shall be made, converted or continued as Reference Rate Loans instead of LIBOR Rate Loans.

          6.6 SURVIVAL. The agreements and obligations of the Option Care Persons in this SECTION 6 shall survive the payment of all other Obligations.

     7.   COLLATERAL.

          7.1 GRANT OF SECURITY INTEREST.

               (a) As security for the payment and performance of all of the Obligations, each Option Care Person hereby grants to the Lender a continuing security interest in, lien on, and assignment of all of such Option Care Person's right, title and interest in, to and under (but none of such Option Care Person's obligations under) all of the following, in each case wherever located and whether now owned or existing or hereafter arising or acquired: (i) all Receivables, Inventory, Equipment, Contractual Rights, Proprietary Rights, Lockboxes, Blocked Accounts, Payment Accounts, and Proceeds; (ii) all moneys, securities and other property and the Proceeds thereof, now or hereafter held or received by, or in transit to, the Lender from or for any Option Care Person, whether for safekeeping, pledge, custody, transmission, collection or otherwise, including, without limitation, all of the deposit accounts, credits, and balances of any Option Care Person with the Lender and all claims of any Option Care Person against the Lender at any time existing; (iii) all deposit accounts with any financial institutions (including without limitation Northern) with which any Option Care Person maintains deposits; (iv) the Loan Documents; (v) all fixtures; (vi) all capital stock or other equity interests issued by any Subsidiary of any Option Care Person; (vii) the Additional Collateral; (viii) any other Property (including without limitation all checks, monies and other items on deposit from time to time in any Lockbox or Blocked Account); and (ix) all books, Records and other Property relating to or referring to any of the foregoing, including, without limitation, all books, records, ledger cards, data processing records, computer software and other property and general intangibles at any time evidencing or relating to the Receivables, Inventory, Equipment, Contractual Rights, Proprietary Rights, Proceeds, or other items referred to above (all of the foregoing, and all other property in which the Lender may at any time be granted a Lien, being herein collectively referred to as the "COLLATERAL"). The Lender shall have all of the rights of a secured party with respect to the Collateral under the UCC and other applicable laws (except to the extent, if any, prohibited by applicable law).

               (b) All Obligations shall constitute a single loan secured by the Collateral. The Lender may, in its sole discretion, (i) exchange, waive, or release any of the Collateral, (ii) after the occurrence of an Event of Default, apply Collateral and direct the order or manner of sale thereof as the Lender may determine, and (iii) after the occurrence of an Event of Default, settle, compromise, collect, or otherwise liquidate any Collateral in any manner, all without affecting the Obligations or the Lender's right to take any other action with respect to any other Collateral. To the extent that SECTION 7.5 is applicable thereto, the preceding sentence is subject to SECTION 7.5.

          7.2 PERFECTION AND PROTECTION OF SECURITY INTEREST. Each Option Care Person shall, at its expense, perform all steps requested by the Lender at any time and from time to time to perfect, maintain, protect, and enforce the Security Interest including, without limitation: (a) executing and filing UCC financing or continuation statements, and amendments thereof, in form and substance satisfactory to the Lender; (b) delivering to the Lender the original certificates of title for motor vehicles with the Security Interest properly endorsed thereon; (c) delivering to the Lender the originals of all instruments, documents, and chattel paper, and all other Collateral of which the Lender determines it should have physical possession in order to perfect and protect the Security Interest therein, duly endorsed or assigned to the Lender without restriction; (d) delivering to the Lender warehouse receipts covering any portion of the Collateral located in warehouses and for which warehouse receipts are issued; (e) executing and delivering to the Lender a security agreement relating to the Reversions in form and substance satisfactory to the Lender; (f) delivering to the Lender all letters of credit on which such Option Care Person is named beneficiary; and (g) taking such other steps as are deemed necessary or appropriate by the Lender to maintain the Security Interest. To the extent permitted by applicable law, the Lender may file, without any Option Care Person's signature, one or more financing statements disclosing the Security Interest. Each Option Care Person agrees that a carbon, photographic, photostatic, or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. If any Collateral is at any time in the possession or control of any warehouseman, bailee or any of the agents or processors of any Option Care Person, then such Option Care Person shall notify the Lender thereof and shall notify such Person of the Security Interest in such Collateral and, upon the Lender's request, instruct such Person to hold all such Collateral for the Lender's account subject to the Lender's instructions. If at any time any Collateral is located on any Premises that are not owned by an Option Care Person, other than equipment located at a patient's premises, then, at the request of the Lender, each Option Care Person shall use reasonable efforts to obtain written waivers, in form and substance satisfactory to the Lender, of all present and future Liens to which the owner or lessor or any mortgagee of such Premises may be entitled to assert against the Collateral. From time to time, each Option Care Person shall, upon Lender's request, execute and deliver confirmatory written instruments pledging to the Lender the Collateral, but an Option Care Person's failure to do so shall not affect or limit the Security Interest or the Lender's other rights in and to the Collateral. So long as this Agreement is in effect and until all Obligations have been fully satisfied, the Security Interest shall continue in full force and effect in all Collateral (whether or not deemed eligible for the purpose of calculating the Availability or as the basis for any advance, loan, extension of credit, or other financial accommodation).

     Without limiting the generality of the foregoing: (i) each Borrower which is not a party to a Pledge Agreement acknowledges the terms of such Pledge Agreement and agrees to comply with such terms as if it were a party to such Pledge Agreement; and (ii) each Borrower which is an "Issuer", as defined in the applicable Pledge Agreement, shall register the pledge effected by such Pledge Agreement on the books of such Borrower.

          7.3 LOCATION OF COLLATERAL. Each Option Care Person represents and warrants to the Lender that as of the Closing Date: (a) the chief executive office of such Option Care Person is located (and at all times during the twelve months prior to the Closing Date, the chief executive office of such Option Care Person has been located) at 100 Corporate North, Suite 212, Bannockburn, Illinois 60015; (b) SCHEDULE 7.3 hereto is a correct and complete list of the location of the books and records of such Option Care Person, the locations of the Collateral (other than equipment located at a patient's premises), and the locations of all of its other places of business; and (c) SCHEDULE 7.3 correctly identifies any of such facilities and locations that are not owned by the Option Care Persons and sets forth the names of the owners and lessors or sub-lessors of such facilities and locations. Each Option Care Person covenants and agrees that it shall not maintain any Collateral at any location other than those listed on SCHEDULE 7.3, and, with the exception of equipment located at a patient's premises, it shall not otherwise change or add to any of such locations, unless it gives the Lender written notice thereof within thirty (30) days after such change in or addition of location, and executes any and all UCC financing statements and other documents that the Lender requests in connection therewith.

          7.4 TITLE TO, LIENS ON, AND SALE AND USE OF COLLATERAL. Each Option Care Person represents and warrants to, and each Option Care Person covenants with, the Lender that: (a) all Collateral is and shall continue to be owned by the Option Care Persons free and clear of all Liens whatsoever, except for the Security Interest and other Permitted Liens; (b) the Security Interest is not and shall not be subject to any prior Lien; (c) each Option Care Person shall use, store, and maintain the Collateral with all reasonable care and shall use the Collateral for lawful purposes only; and (d) no Option Care Person shall, without the Lender's prior written approval, sell, lease, or dispose of or permit the sale or disposition of the Collateral or any portion thereof, except for sales of Inventory in the ordinary course of business and as permitted by SECTION 7.12. The inclusion of Proceeds in the Collateral shall not be deemed the Lender's consent to any sale or other disposition of the Collateral except as expressly permitted herein.

          7.5 ADDITIONAL COLLATERAL.

               (a) Pursuant to SECTION 10.26, the Option Care Persons have agreed to cause the Northern Letter of Credit to remain in effect. If an Event of Default has occurred and either the Lender has declared any or all Obligations to be immediately due and payable or all Obligations shall have automatically become immediately due and payable as contemplated by SECTION 13(a), then

                    (i) during the one hundred eighty (180) days from and after the Obligations being declared or automatically becoming due and payable, the Lender shall have the right from time to time to draw on the Northern Letter of Credit (and to draw on or liquidate other Additional Collateral) in an amount equal to the amount of Availability attributable to clause (b)(iii) of the definition of Availability; and

                    (ii) after the end of such one hundred eighty (180) day period, the Lender shall have the right from time to time to draw on the Northern Letter of Credit (and to draw on or liquidate other Additional Collateral) in such amount as may be determined by the Lender from time to time.

     Notwithstanding the foregoing, on any day which is not more than thirty
(30) days prior to the then current expiry date of the Northern Letter of Credit, the Lender shall have the right to draw on the Northern Letter of Credit in such amount as may be determined by the Lender from time to time.

               (b) The Borrowers' Agent may cause the Northern Letter of Credit to be terminated:

                    (i) if, as of December 31, 1999, (x) the Availability is at least five million dollars ($5,000,000) without giving effect to clauses
(b)(iii) and (b)(iv) of the definition of Availability, and (y) the fixed charge coverage ratio calculated pursuant to SECTION 10.21 for the four fiscal quarters of Option Care ending December 31, 1999 (i.e., the twelve month period ending December 31, 1999) is not less than 1.75 to 1; or

                    (ii) if, as of the end of any fiscal quarter of Option Care (commencing with the fiscal quarter ending June 30, 2000), (x) the Availability is at least twenty percent (20%) greater than the unpaid balance of Revolving Loans at that time without giving effect to clauses (b)(iii) and (b)(iv) of the definition of Availability, and (y) the fixed charge coverage ratio calculated pursuant to SECTION 10.21 for the four fiscal quarters of Option Care ending with the end of such fiscal quarter is not less than 2.0 to 1.

               (c) If the Lender consents in writing in its sole discretion that Northern Letter of Credit shall be terminated or that the amount of the Northern Letter of Credit shall be reduced, then the Borrowers' Agent may cause the Northern Letter of Credit to be so terminated or reduced in accordance with the terms of such consent; provided that (i) any such reduction shall be evidenced by documentation which is in form and substance reasonably satisfactory to the Lender and (ii) immediately after giving effect to such reduction the Availability shall exceed zero (without giving effect to clauses (b)(iii) and (b)(iv) of the definition of Availability).

               (d) If the amount of the Northern Letter of Credit exceeds five million dollars ($5,000,000), then the Borrowers' Agent may cause the amount of the Northern Letter of Credit to be reduced; provided that (i) immediately after giving effect to such reduction the amount of the Northern Letter of Credit shall be not less than five million dollars ($5,000,000), (ii) such reduction shall be evidenced by documentation which is in form and substance reasonably satisfactory to the Lender, and (iii) immediately after giving effect to such reduction the Availability shall exceed zero (without giving effect to clause
(b)(iv) of the definition of Availability).

               (e) Any amendment to this Section 7.5 pertaining to the Northern Letter of Credit shall not take effect unless the corresponding provision of the Trust Subordination Agreement, if applicable, is also amended.

          7.6 ACCESS AND EXAMINATION. The Lender may at all reasonable times and from time to time (not to exceed four times each year, absent a continuing Event of Default) have access to, examine, audit, make extracts from and inspect the records, files, and books of account of the Option Care Persons and the Collateral and may discuss the affairs of the Option Care Persons with the officers and management of the Option Care Persons. Each Option Care Person shall deliver to the Lender any instrument necessary for the Lender to obtain records from any service bureau maintaining records for any Option Care Person. The Lender may, at the reasonable expense of the Option Care Persons, make copies of all of the books and records of the Option Care Persons, or require the Option Care Persons to deliver such copies to the Lender. The Lender may, without expense to the Lender, use such of the personnel, supplies, and Premises of the Option Care Persons as may be reasonably necessary and appropriate for maintaining or enforcing the Security Interest. The Lender shall have the right, at any time, in Lender's name or in the name of a nominee of the Lender, to verify the validity, amount or any other matter relating to the Accounts, by mail, telephone, or otherwise.

          7.7 INSURANCE. The Option Care Persons shall insure the Collateral against loss or damage by fire with extended coverage, theft, burglary, pilferage, loss in transit, and such other hazards as the Lender shall specify, in amounts, under policies and by insurers acceptable to the Lender. The Option Care Persons shall cause the Lender to be named in each such policy as secured party and loss payee or additional insured, in a manner acceptable to the Lender. Each policy of insurance shall contain a clause or endorsement requiring the insurer to give not less than thirty (30) days' prior written notice to the Lender in the event of cancellation of the policy for any reason other than for failure to pay premiums when due, and requiring the insurer to give not less than ten (10) days' prior written notice to the Lender in the event of cancellation of the policy for failure to pay premiums when due. Each Option Care Person shall also pay all premiums for such insurance when due, and shall deliver to the Lender certificates of insurance and, if requested, photocopies of the policies.

     If the Option Care Persons fail to pay such fees or to procure such insurance or the premiums therefor when due, the Lender may (but shall not be required to) do so and charge the costs thereof to the loan account of Option Care as a Revolving Loan. The insurance referred to in the preceding sentence may, but need not, protect the interests of the Option Care Persons. The coverage purchased by the Lender hereunder may not pay any claim made by any Option Care Person or any claim that is made against any Option Care Person in connection with the Collateral. The Option Care Persons may later cancel any insurance purchased by the Lender hereunder, but only after providing the Lender with evidence that the Option Care Persons have obtained insurance as required by this Agreement. If the Lender purchases insurance for the Collateral, each Option Care Person shall be responsible for the costs of such insurance, including interest and any other charges that the Lender may impose in connection with the placement of such insurance, until the effective date of the cancellation or expiration of such insurance. The costs of the insurance may be added to the total outstanding Obligations. The costs of the insurance obtained by the Lender hereunder may be more than the cost of insurance that the Option Care Persons may be able to obtain on their own.

     Each Option Care Person shall promptly notify the Lender of each instance of any loss, damage, or destruction to the Collateral in excess of one hundred thousand dollars ($100,000) or arising from its use, whether or not covered by insurance. The Option Care Persons shall apply all insurance proceeds contemplated by this SECTION 7.7 to the reduction of the Obligations; provided that, prior to the occurrence of an Event of Default, an Option Care Person may use such proceeds, or any part thereof, to replace, repair, restore or rebuild the Collateral in a diligent and expeditious manner with materials and workmanship of substantially the same quality as existed before the loss, damage or destruction. Following the occurrence and during the continuance of an Event of Default, the Lender shall have the right but not the obligation to collect all insurance proceeds directly (other than proceeds of insurance which the Lender procured pursuant to this SECTION 7.7, which may be collected directly by the Lender regardless of whether an Event of Default exists); provided that any insurance proceeds that the Lender collects pursuant to this SECTION 7.7 shall be applied in accordance with SECTION 4.3.

          7.8 COLLATERAL REPORTING. The Borrowers' Agent shall provide the Lender with the following documents and information at the following times in form satisfactory to the Lender: (a) on a weekly basis, a schedule of cash received; (b) upon request by the Lender, copies of invoices, EOBs (and any similar correspondence from any Account Debtor which is or which at any time has been an Account Debtor of an Eligible Account), credit memos, shipping and delivery documents no later than ten Business Days following such written request (except to the extent that delivery of the foregoing violates applicable law); (c) monthly agings and reconciliations of accounts receivable to be delivered no later than the fifteenth day of each month respecting the immediately preceding month (including detail as to applications of collections thereon); (d) monthly reports as to "dilutions", including as to the Dilution Percentage for each month and each calendar quarter, not later than the fifteenth day of each month respecting the immediately preceding month and calendar quarter; (e) during the third week of each month, a forecast as to revenue of the Option Care Persons for such month; (f) monthly reports pertaining to the cash collections in respect of Accounts as to which more than 120 days have elapsed since Invoice Date, not later than the fifteenth day of each month respecting the immediately preceding month; (g)(x) during the third week of each month, a Mid-Month Borrowing Base Certificate for such month, and (y) on the fifteenth day of each month (or, if such day is not a Business Day, on the next Business Day), a Final Borrowing Base Certificate with respect to the immediately preceding month; (h) such other reports as to the Collateral (including without limitation reports as to adjusting entries) as the Lender shall request from time to time; and (i) certificates of an officer of the Borrowers' Agent certifying as to the foregoing; provided that reports delivered pursuant to clause (c) or clause (f), and the Final Borrowing Base Certificate delivered pursuant to clause (g), during January of each year may be delivered up to five Business Days later than the applicable day specified in such clauses.

     If (x) an Event of Default has occurred, or (y) as of the end of any two consecutive calendar quarters the Dilution Percentage (defined below) for the twelve month period ending as of the end of each such calendar quarter exceeds seven and one-half percent (7.5%), then, upon request from the Lender, the Lender shall have the right to retain the services of a collateral monitoring company (at the expense of the Option Care Persons) to review, monitor and report on Accounts and collections in such manner as may be required by the Lender from time to time. If any of the records or reports of the Option Care Persons with respect to the Collateral are prepared by an accounting service or other agent, each Option Care Person hereby authorizes such service or agent to deliver such records, reports, and related documents to the Lender.

     As used herein, "DILUTION PERCENTAGE" means, on any date of determination, the percentage identified as such in the most recent monthly report as to "dilutions" referred to in clause (d) of the first paragraph of this SECTION 7.8 provided by the Borrowers' Agent to the Lender on or prior to such date of determination. The Dilution Percentage for any period shall be calculated as a fraction, the numerator of which is the aggregate amount of non-cash credits (i.e., reductions) to the accounts receivable of the Option Care Persons during such period and the denominator of which is the gross revenues of the Option Care Persons during such period. The Borrowers' Agent shall not change the method by which it calculates the Dilution Percentage (or by which it calculates any component thereof) without the prior written consent of the Lender.

          7.9 ACCOUNTS.

               (a) Each Option Care Person hereby represents and warrants to the Lender and covenants with the Lender that: (i) each existing Account represents, and each future Account shall represent, a BONA FIDE sale or lease and delivery of goods by an Option Care Person, or rendition of services by an Option Care Person, in the ordinary course of business of an Option Care Person; (ii) each existing Account is, and each future Account shall be, at the time any such Account arose and at the time any such Account is billed, for a liquidated amount payable by the Account Debtor thereon on the terms set forth in the invoice therefor or in the schedule thereof delivered to the Lender, without offset, deduction, defense, or counterclaim, other than discounts required by law or contract, and corrections of billing errors, in the ordinary course of business of an Option Care Person; (iii) no payment shall be received with respect to any Account, and no credit, discount, extension, or agreement therefor shall be granted on any Account, except as reported to the Lender in accordance with this Agreement; (iv) each copy of an invoice or claim form delivered to the Lender by an Option Care Person shall be a genuine copy of the original invoice or claim form sent to the Account Debtor named therein; (v) all goods described in any invoice or claim form representing a sale of goods shall have been delivered to the applicable patient and all services of any Option Care Person described in any invoice or claim form shall have been performed;
(vi) each of the Accounts and the related contracts is in full force and effect and represents and constitutes a legal, valid and binding obligation of the related Account Debtor, enforceable against such Account Debtor in accordance with its terms; (vii) promptly following notice from an Account Debtor as to an earlier overpayment by such Account Debtor to any Option Care Person, such Option Care Person has made all payments to such Account Debtor which are necessary to prevent such Account Debtor from offsetting such overpayment against any amount which such Account Debtor owes on the Accounts (however, Lender acknowledges that notwithstanding said payments, offsets may and do nonetheless occur); (viii) no direction of any Option Care Person or any other Person is in effect directing Account Debtors (A) to remit payments in respect of the Accounts other than to a Lockbox or a Blocked Account or (B) to remit EOBs in respect of the Accounts to any Person or address other than to an Option Care Person at its chief executive office; and (ix) during the one year prior to the Closing Date, no Option Care Person has been subject to any Government Offset involving in excess of fifty thousand dollars ($50,000). As of the date of each Borrowing, each Option Care Person is unaware of any potential Government Offset involving in excess of fifty thousand dollars ($50,000) for any single Governmental Offset and in excess of two hundred thousand dollars ($200,000) for all such Government Offsets that has not been disclosed by such Option Care Person to the Lender in writing prior to that date. All of the Medicaid and Medicare reports required to be filed by any Option Care Person for all reporting periods have been filed with the applicable Government Account Debtor, or HCFA designated agents or agents of such Government Account Debtor. At all times on and after the thirtieth day following the Closing Date, each Option Care Person hereby represents and warrants to the Lender that Account Debtor Notices, signed by the Borrowers, have been delivered to all of the Account Debtors of the type referred to in clause (p) of the definition of Eligible Account.

               (b) No Option Care Person shall re-date any invoice, claim form or sale or make sales on extended dating or extend or modify any Account (other than to correct billing errors in the ordinary course of business). The Lender acknowledges that if an Account Debtor which is the "primary" payor does not pay a claim in full or denies such claim, an Option Care Person may send a separate invoice to an Account Debtor which is a "secondary" payor. If any Option Care Person becomes aware of any matter that is reasonably likely to materially adversely affect any Account Debtor (other than a Self-Pay Account Debtor), including information regarding the Account Debtor's creditworthiness, such Option Care Person shall promptly so advise the Lender.

               (c) No Option Care Person shall accept any note, warrant or other instrument (except a check or other instrument for the immediate payment of money, subject to compliance with SECTION 7.10) with respect to any Account (other than a Self-Pay Account) without the Lender's written consent. If the Lender consents to the acceptance of any such note, warrant or other instrument, it shall be considered as evidence of the Account and not payment thereof, and the Option Care Persons shall promptly deliver such note, warrant or instrument to the Lender appropriately endorsed. Regardless of the form of presentment, demand, notice of dishonor, protest, and notice of protest with respect thereto, the Option Care Persons shall remain liable thereon until such note, warrant or instrument is paid in full. Notwithstanding the foregoing, any Option Care Person may accept a note (i) from a franchisee or (ii) as payment solely for the provision of computer software, provided that such Option Care Person shall (i) promptly notify the Lender that it has accepted any such note, and (ii) upon request by the Lender, promptly deliver such note to the Lender appropriately endorsed.

               (d) Each Option Care Person shall notify the Lender promptly of
(i) all disputes and claims (other than as to discounts required by law or contract, and corrections of billing errors, in the ordinary course of business) with Persons which are Account Debtors, involving in excess of fifty thousand dollars ($50,000) for any single dispute or claim and in excess of two hundred thousand dollars ($200,000) for all such disputes and claims, whether any such Person is acting in its capacity as an Account Debtor or in its individual capacity (e.g., as a landlord or supplier of an Option Care Person); and (ii) all alleged or asserted Government Offsets involving in excess of fifty thousand dollars ($50,000) for any single Government Offset and in excess of two hundred thousand dollars ($200,000) for all such Government Offsets. No discount, credit or allowance shall be granted with respect to any Eligible Account to any Account Debtor (other than in respect of Self-Pay Accounts) without the Lender's consent, which consent shall not be unreasonably withheld, except for: (i) discounts required by law or contract, and corrections of billing errors, in the ordinary course of business; and (ii) any other discount which does not exceed fifty thousand dollars ($50,000), provided that the aggregate amount of discounts permitted pursuant to this clause (ii) during any calendar year shall not exceed five hundred thousand dollars ($500,000). The Lender may at all times following the occurrence and during the continuance of an Event of Default hereunder settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which the Lender considers reasonable and, in all cases, the Lender shall credit the loan account of Option Care with only the net amounts received by the Lender in payment of any Accounts.

          7.10 COLLECTION OF ACCOUNTS; PAYMENTS.

               (a) Each Option Care Person shall (and all invoices and claim forms with respect to the Accounts shall) instruct all Account Debtors to make all payments only to a Lockbox or a Blocked Account (the Lender acknowledges that payments by patients made at the time that a patient is receiving goods and services at a facility of an Option Care Person would not be invoiced to such patient). If, notwithstanding such instructions, any Option Care Person receives any Proceeds of Accounts, it shall receive such payments as the Lender's trustee, and shall immediately deliver such payments to the Lender in their original form duly endorsed in blank or deposit them into a Lockbox, Blocked Account or a Payment Account, as the Lender may direct; provided, however, that each Option Care Person may maintain a separate account with a local financial institution (each a "Local Account") for the deposit of walk-in payments from patients and walk-in payments for durable medical equipment from customers; provided, further, that (i) each Option Care Person shall deposit such walk-in payments in a Local Account not later than the first Business Day after receiving such walk-in payments, (ii) each Option Care Person shall cause all available amounts in such Local Accounts to be transferred by wire transfer or automated clearinghouse transfer to a Blocked Account during the last week of each month, and (iii) no Option Care Person shall withdraw any funds on deposit in any Local Account or permit funds on deposit in any Local Account to be transferred other than in accordance with this sentence (provided that this clause (iii) shall not prevent the Option Care Persons from writing checks on a Local Account for the sole purpose of refunding some or all of such walk-in payments to the Person or Persons who made such walk-in payments). Except as otherwise provided under applicable law with respect to Accounts owed by Government Account Debtors, all collections received in any such Lockbox, Blocked Account or Payment Account or directly by any Option Care Person or the Lender, and all funds in any Lockbox, Blocked Account or Payment Account or other account to which such collections are deposited, shall be the sole property of the Lender and subject to the Lender's sole control and shall be applied by the Lender subject to and in accordance with the terms of SECTION
4.3. The Lender or the Lender's designee may, at any time after the occurrence of an Event of Default, notify Account Debtors that the Accounts have been assigned to the Lender and of the Security Interest therein, and may collect them directly (except to the extent prohibited under applicable law with respect to Accounts owed by Government Account Debtors) and charge the collection costs and expenses to the loan accounts of the Borrowers as a Revolving Loan. At the Lender's request, each Option Care Person shall execute and deliver to the Lender such documents as the Lender shall require to grant the Lender access to any post office box, lockbox or bank account in which collections of Accounts are received or deposited.

               (b) In accordance with the Blocked Account Agreement, the Blocked Account Bank shall remit, by automatic standing wire transfer, on a daily basis, all available amounts in the Blocked Accounts to or at the direction of the Lender. Such amounts shall be applied in accordance with SECTION 4.3.

               (c) All payments received by the Lender on account of Accounts or other Collateral (including Proceeds) shall be the Lender's sole property and subject to the Lender's sole control and shall be applied by the Lender subject to and in accordance with the terms of SECTION 4.3. If such payments are received by the Lender at or prior to 1:00 p.m., Chicago time, on any Business Day, such payments shall be credited to the loan accounts of the Borrowers (conditional upon final collection) on such Business Day. If such payments are received by the Lender after 1:00 p.m., Chicago time, on any Business Day, such payments shall be credited to the loan account of Option Care (conditional upon final collection) on the next Business Day.

               (d) In the event the Borrowers repay all of the Obligations upon the termination of this Agreement, other than through the Lender's receipt of payments on account of Accounts or Proceeds of other Collateral, such payment shall be credited (conditional upon final collection) to the loan account of Option Care in accordance with SECTION 7.10(c).

          7.11 [Reserved]

          7.12 EQUIPMENT. Each Option Care Person represents and warrants to the Lender that all of the Equipment used or held for use in the business of an Option Care Person is adequate for its current use, except that portion of Equipment that is currently under repair. Each Option Care Person shall keep and maintain such Equipment (or cause such Equipment to be kept and maintained) in good operating condition and repair (ordinary wear and tear excepted) and shall make all necessary replacements thereof.

          7.13 MATERIAL CONTRACTS. Each Option Care Person shall fully perform all of its obligations under each of the contracts and agreements to which it is a party and shall enforce all of its rights and remedies thereunder, in each case, as it deems appropriate in its business judgment; PROVIDED, HOWEVER, no Option Care Person shall take any action or fail to take any action with respect to any such contract or agreement that would cause the termination of any Material Contract except in the ordinary course of business of such Option Care Person. As used in this SECTION 7.13, "MATERIAL CONTRACT" means any contract or agreement to which an Option Care Person is a party if such contract or agreement involves amounts paid or payable to or by an Option Care Person in excess of ten thousand dollars ($10,000) during any calendar year. No Option Care Person shall, without the Lender's prior written consent, modify, amend, supplement, compromise, satisfy, waive, release, terminate or discharge any Material Contract, the Contractual Rights relating to any Material Contract, or any collateral securing the same, except in the ordinary course of business of such Option Care Person. Each Option Care Person shall notify the Lender in writing, promptly after it becomes aware thereof, of any event or fact which could reasonably be expected to give rise to a claim by it for indemnification under any Material Contract and shall diligently pursue such right and report to the Lender on all further developments with respect thereto, provided that the notification and reporting requirements set forth in this sentence shall not apply except to the extent that such a claim for indemnification is made outside of the ordinary course of business of such Options Care Person. Each Option Care
Person shall remit directly to the Lender, for application to the Obligations in such order as the Lender determines, all amounts received by such Option
Care Person as indemnification or otherwise pursuant to any contract or agreement relating to Contractual Rights. If an Event of Default exists, then the Lender may directly enforce such right in its own name or in the name of an Option Care Person and may enter into such settlements or other agreements with respect thereto as the Lender determines. All amounts thereby recovered by the Lender, after deducting the Lender's costs and expenses in connection therewith, shall be applied to the Obligations in such order as the Lender determines. In any suit, proceeding or action brought by the Lender under any contract or agreement relating to a Contractual Right for any sum owing thereunder or to enforce any provision thereof, each Option Care Person shall indemnify and hold the Lender harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment, or reduction of liability whatsoever of the obligor thereunder arising out of a breach by any Option Care Person of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing from any Option Care Person to or in favor of such obligor or its successors. All such obligations of any Option Care Person shall be and remain enforceable only against such Option Care Person and shall not be enforceable against the Lender. Notwithstanding any provision hereof to the contrary, each Option
Care Person shall at all times remain liable to observe and perform all of its duties and obligations under each contract or agreement relating to Contractual Rights and the Lender's exercise of any of its rights with respect to the Collateral shall not release any Option Care Person from any of such duties and obligations. The Lender shall not be obligated to perform or fulfill any of duties or obligations under any contract or agreement relating to Contractual Rights or to make any payment thereunder or to make any inquiry as to the nature or sufficiency of any payment or Property received by it thereunder or the sufficiency of performance by any party thereunder, or to present or file any claim, or to take any action to collect or enforce any performance or payment of any amounts due.

          7.14 DOCUMENTS, INSTRUMENTS, AND CHATTEL PAPER. Each Option Care Person represents and warrants to the Lender, and covenants with the Lender, that: (a) all documents, instruments, and chattel paper describing, evidencing, or constituting Collateral, and all signatures and endorsements thereon, are and shall be complete, valid, and genuine; and (b) all goods evidenced by such documents, instruments, and chattel paper are and shall be owned by the Option Care Person free and clear of all Liens other than Permitted Liens.

          7.15 RIGHT TO CURE. The Lender may, in its sole discretion and at any time, pay any amount or do any act required of any Option Care Person hereunder to preserve, protect, maintain or enforce the Security Interest, which any Option Care Person fails to pay or do, including, without limitation, payment of any judgment against any Option Care Person, any insurance premium, any warehouse charge, any landlord's claim, and any other obligation giving rise to any Lien upon or with respect to the Collateral. All payments that the Lender makes under this SECTION 7.15 and all out-of-pocket costs and expenses that the Lender pays or incurs in connection with any action taken by it hereunder shall be charged to the loan accounts of the Borrowers as a Revolving Loan. Any payment made or other action taken by the Lender under this SECTION
7.15 shall be without prejudice to any right to assert an Event of Default hereunder.

          7.16 POWER OF ATTORNEY. Each Option Care Person hereby appoints the Lender and the Lender's designees as such Option Care Person's attorney, subject to the provisions of applicable law, with power: (a) to endorse such Option Care Person's name on any checks, notes, acceptances, money orders, or other forms of payment or security that come into the Lender's possession; (b) to sign such Option Care Person's name on any invoice, bill of lading, or other document of title relating to any Collateral, on drafts against customers, on assignments of Accounts, on notices of assignment, UCC financing statements and other public records, on verifications of Accounts and on notices to Account Debtors and to file any such financing statements by electronic means with or without a signature as authorized or required by applicable law or filing procedure; (c) to notify the post office authorities, when an Event of Default exists, to change the address for delivery of such Option Care Person's mail to an address designated by the Lender and to receive, open and review (but not to dispose of, and in each instance promptly forward to Option Care) all mail addressed to such Option Care Person; (d) when an Event of Default exists, to send requests for verification of Accounts to Account Debtors; and (e) to do all things necessary to carry out this Agreement; provided that to the extent that applicable law prohibits the Lender from collecting any payment directly from a Government Account Debtor, the Lender shall not collect such payment directly from such Government Account Debtor. Each Option Care Person ratifies and approves all acts of such attorney. Neither the Lender nor the attorney, as the case may be, shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law absent gross negligence or wilful misconduct on the part of the Lender or such attorney, as the case may be. This power, being coupled with an interest, is irrevocable until this Agreement has been terminated and the Obligations have been fully satisfied.

          7.17 LENDER'S RIGHTS, DUTIES, AND LIABILITIES. Each Option Care Person assumes all responsibility and liability arising from or relating to the use, sale, or other disposition of the Collateral. The Obligations shall not be affected by any failure of the Lender to take any steps to perfect the Security Interest or to collect or realize upon the Collateral, nor shall loss of or damage to the Collateral release any Option Care Person from any of the Obligations. Following the occurrence of an Event of Default, the Lender may (but shall not be required to), without notice to or consent from any Option Care Person, sue upon or otherwise collect, extend the time for payment of, modify or amend the terms of, compromise or settle for cash, credit, or otherwise upon any terms, grant other indulgences, extensions, renewals, compositions, or releases, and take or omit to take any other action with respect to the Collateral, any security therefor, any agreement relating thereto, any insurance applicable thereto, or any Person liable directly or indirectly in connection with any of the foregoing, without discharging or otherwise affecting the liability of any Option Care Person for the Obligations or under this Agreement or any other agreement now or hereafter existing between the Lender and any Option Care Person; provided that to the extent that applicable law prohibits the Lender from collecting any payment directly from a Government Account Debtor, the Lender shall not collect such payment directly from such Government Account Debtor.

          7.18 [Reserved]

          7.19 LICENSE FOR USE OF SOFTWARE AND OTHER INTELLECTUAL PROPERTY. Except to the extent prohibited by applicable law, each Option Care Person hereby grants the Lender a non-exclusive, royalty-free license (with the right to sublicense) to use, without payment or royalty of any kind, all books, documents, EOBs, instruments, files, records, computer software programs, tapes, disks, data bases, processes and materials used by such Option Care Person to operate its business (including the collection or other liquidation of Accounts and other items covered by the definition of Collateral), which license shall be irrevocable so long as any of the Obligations remain outstanding or this Agreement is in effect; PROVIDED that the Lender shall not use such license unless an Event of Default exists; and PROVIDED, FURTHER, that should the consent of any licensor of any Option Care Person to such grant of the license described herein be required, each Option Care Person (upon the request of the Lender) shall use its best efforts to obtain the consent of such third-party licensor and, in the absence of obtaining such consent, shall, upon request of the Lender, download all information required to operate its business (including information required to collect or otherwise liquidate Collateral) contained in such licensed computer software programs, tapes, disks, data bases, processes and materials in a format which is accessible by the Lender or otherwise print out such information.

     8.   BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES.

          8.1 BOOKS AND RECORDS. Each Option Care Person shall maintain, at all times, correct and complete books, records and accounts in which complete, correct and timely entries are made of its transactions in accordance with GAAP consistent with those applied in the preparation of the Financial Statements. Each Option Care Person shall, by means of appropriate entries, reflect in such accounts and in all Financial Statements proper liabilities and reserves for all taxes and proper provision for depreciation and amortization of Property and bad debts, all in accordance with GAAP. Each Option Care Person shall maintain at all times books and records pertaining to the Collateral in such detail, form, and scope as the Lender shall reasonably require, including without limitation, records of: (a) all payments received and all credits and extensions granted with respect to the Accounts; (b) the return, rejection, repossession, stoppage in transit, loss, damage, or destruction of any Inventory; and (c) all other dealings affecting the Collateral which would reasonably be expected to have a Material Adverse Effect.

          8.2 FINANCIAL AND OTHER INFORMATION. Each Option Care Person shall promptly furnish to the Lender or its agents all such information as the Lender shall from time to time reasonably request through the Borrowers' Agent, and notify its auditors and accountants that the

Lender is authorized by each Option Care Person to obtain such information directly from them. Without limiting the foregoing, each Option Care Person shall furnish to the Lender through the Borrowers' Agent, in such detail as the Lender shall request, the following:

               (a) As soon as available, but in any event not later than 105 days after the close of each Fiscal Year, a copy of Option Care's annual report on Form 10-K filed with the Securities and Exchange Commission or, if Option Care is no longer required to file an annual report on Form 10-K with the Securities and Exchange Commission, consolidated and consolidating audited balance sheets, and statements of operation, and stockholders equity and cash flows for Option Care and its consolidated Subsidiaries for such Fiscal Year, and the accompanying notes thereto, setting forth in each case in comparative form figures for the previous Fiscal Year, all in reasonable detail, fairly presenting the financial position and the results of operations of Option Care and its consolidated Subsidiaries as at the date thereof and for the Fiscal Year then ended, and prepared in accordance with GAAP. Such statements shall be examined in accordance with generally accepted auditing standards and accompanied by a report thereon unqualified as to scope by independent certified public accountants selected by Option Care and reasonably satisfactory to the Lender.

               (b) As soon as available, but in any event not later than 50 days after the close of each fiscal quarter other than the fourth quarter of a Fiscal Year, a copy of Option Care's quarterly report on Form 10-Q filed with the Securities and Exchange Commission or, if Option Care is no longer required to file quarterly reports on Form 10-Q with the Securities and Exchange Commission, consolidated and consolidating unaudited balance sheets of Option Care and its consolidated Subsidiaries as at the end of such quarter, and consolidated and consolidating unaudited statements of income and cash flows for Option Care and its consolidated Subsidiaries for such quarter and for the period from the beginning of the Fiscal Year to the end of such quarter, together with the accompanying notes, if any, thereto, all in reasonable detail, fairly presenting the financial position and results of operation of Option Care and its consolidated Subsidiaries as at the date thereof and for such periods, prepared in accordance with GAAP consistent with the audited Financial Statements required pursuant to SECTION 8.2(a). Such statements shall be certified to be fairly stated in all material respects by the chief financial or accounting officer of Option Care, subject to normal year-end adjustments.

               (c) As soon as available, but in any event not later than 30 days after the end of each month, consolidated and consolidating unaudited balance sheets of Option Care and its consolidated Subsidiaries as at the end of such month, and consolidated and consolidating unaudited statements of income and expenses for Option Care and its consolidated Subsidiaries for such month and for the period from the beginning of the Fiscal Year to the end of such month, all in reasonable detail, fairly presenting the financial position and results of operation of Option Care and its consolidated Subsidiaries as at the date thereof and for such periods, and prepared in accordance with GAAP consistent with the audited Financial Statements required pursuant to SECTION 8.2(a). Such statements shall be certified to be correct by the chief financial or accounting officer of Option Care, subject to normal year-end adjustments, if any.

               (d) With each of the audited Financial Statements delivered pursuant to SECTION 8.2(a), a certificate of the independent certified public accountants that examined such statements to the effect that they have reviewed and are familiar with the Loan Documents and that, in examining such Financial Statements, they did not become aware of any fact or condition which then constituted an Event or Event of Default under SECTION 10.20, 10.21 or 10.22, except for those, if any, described in reasonable detail in such certificate.

               (e) With each of the annual audited and quarterly unaudited Financial Statements delivered pursuant to SECTIONS 8.2(a) and 8.2(b), a certificate of the chief executive or chief financial officer of Option Care (i) setting forth in reasonable detail the calculations required to establish that each Option Care Person was in compliance with its covenants set forth in SECTIONS 10.20, 10.21 and 10.22 during the period covered in such Financial Statements, and (ii) stating that, except as explained in reasonable detail in such certificate, (A) all of the representations and warranties of each Option Care Person contained in this Agreement and the other Loan Documents are correct and complete as at the date of such certificate as if made at such time, (B) no Event or Event of Default then exists or existed during the period covered by such Financial Statements. If such certificate discloses that a representation or warranty is not correct or complete, or that a covenant has not been complied with, or that an Event or Event of Default existed or exists, such certificate shall set forth what action the applicable Option Care Person has taken or proposes to take with respect thereto.

               (f) No sooner than 90 days prior to the beginning of, and not later than January 30 of, each Fiscal Year (beginning with Fiscal Year commencing January 1, 2000), consolidated and consolidating projected balance sheets, statements of income and expense, and statements of cash flow for Option Care and its Subsidiaries on a consolidated basis as at the end of and for each month of such Fiscal Year.

               (g) Within 50 days after the end of each fiscal quarter, a report of the Capital Expenditures of Option Care and its Subsidiaries for such quarter and, if Option Care is no longer required to file quarterly reports on Form 10-Q with the Securities and Exchange Commission, a statement of cash flow for Option Care and its Subsidiaries for the period from the beginning of the then current Fiscal Year to the end of such quarter, prepared in accordance with GAAP consistent with the audited Financial Statements required pursuant to SECTION 8.2(a).

               (h) Promptly after their preparation, copies of any and all proxy statements, financial statements, and reports which Option Care makes available to its stockholders.

               (i) Promptly after the filing of any regular, periodic or special reports (other than those delivered pursuant to a different clause of this SECTION 8.2), registration statement, prospectus or any amendment to any of the foregoing by Option Care or any of its Subsidiaries with the Securities and Exchange Commission, copies of each such report, registration statement, prospectus or amendment.

               (j) Promptly after filing with the PBGC, DOC, or IRS, a copy of each annual report or other filing or notice filed with respect to each Plan of any Option Care Person or any ERISA Affiliate with the PBGC, DOL, or IRS.

               (k) Such additional information as the Lender may from time to time reasonably request regarding the financial and business affairs of any Option Care Person or any Subsidiary, including, without limitation: (i) projections of future operations on both a consolidated and consolidating basis; and (ii) the status and prospects of all outstanding litigation and proceedings affecting any Option Care Person or any officer of any Option Care Person and the terms and conditions of any settlements involving any Option Care Person or any officer of any Option Care Person. The obligations of the Option Care Persons pursuant to this clause (k) shall be limited to the extent that complying with such obligations (x) is prohibited by (i) applicable law, (ii) a governmental agency or (iii) a contractual restriction (except that this clause
(iii) shall not apply to litigation, proceedings or settlements) or (y) would result in a complete waiver of the attorney-client privilege with respect to the matters disclosed.

          8.3 NOTICES TO LENDER. Each Option Care Person shall notify the Lender in writing through the Borrowers' Agent, of the following matters at the following times:

               (a) Immediately after becoming aware of the existence of any Event or Event of Default.

               (b) Immediately after becoming aware that the holder of any capital stock having a value of not less than one hundred thousand dollars ($100,000) issued by any Option Care Person has taken any legal action, or that the holder of any Debt of any Option Care Person in excess of two hundred thousand dollars ($200,000) has given notice or taken any action, with respect to a claimed default.

               (c) Immediately after becoming aware of any material adverse change in the Property, business, performance, operations, prospects, or condition (financial or otherwise) of any Option Care Person.

               (d) Immediately after becoming aware of any pending or threatened action, suit, proceeding, or counterclaim by any Person, or any pending or threatened investigation by a Public Authority, or any actual or potential Government Offset, which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

               (e) Immediately after becoming aware of any pending or threatened strike, work stoppage, material unfair labor practice claim, or other material labor dispute affecting any Option Care Person or any of its Subsidiaries.

               (f) Immediately after becoming aware of any violation of any law, statute, regulation, or ordinance of a Public Authority applicable to any Option Care Person, any Subsidiary, or their respective Properties which could reasonably be expected to have a Material Adverse Effect.

               (g) Immediately after becoming aware of any violation by any Option Care Person of Environmental Law (which violation could reasonably be expected to have a Material Adverse Effect) or immediately upon receipt of any notice that a Public Authority has asserted that any Option Care Person is not in compliance with Environmental Laws or that its compliance is being investigated.

               (h) Thirty (30) days prior to any Option Care Person (x) changing its name or the address of its chief executive office, (y) entering into any merger or consolidation or (z) taking any other action which could result in the Security Interest ceasing to be a first priority perfected security interest in favor of the Lender.

               (i) Immediately after becoming aware of any ERISA Event, accompanied by any materials required to be filed with the PBGC with respect thereto; immediately after any Option Care Person's receipt of any notice concerning the imposition of any withdrawal liability under Section 4042 of ERISA with respect to a Plan; immediately upon the establishment of any Pension Plan not existing at the Closing Date or the commencement of contributions by any Option Care Person to any Pension Plan to which any Option Care Person was not contributing at the Closing Date; and immediately upon becoming aware of any other event or condition regarding a Plan or regarding compliance by any Option Care Person or an ERISA Affiliate with ERISA, which could have a Material Adverse Effect.

               (j) Immediately upon becoming aware of any delinquent taxes of any Option Care Person which, individually or in the aggregate, exceed two hundred fifty thousand dollars ($250,000).

          Each notice given under this SECTION 8.3 shall describe the subject matter thereof in reasonable detail and shall set forth the action that the Option Care Persons have taken or propose to take with respect thereto.

          The foregoing shall not limit the obligations of the Option Care Persons to give other notices under this Agreement, including without limitation to notify the Lender in accordance with SECTION 7.9(d) as to disputes and claims and alleged or asserted Government Offsets.

     9.   GENERAL WARRANTIES AND REPRESENTATIONS.

          Each Option Care Person continuously warrants and represents to the Lender, at all times during the term of this Agreement and until all Obligations have been satisfied, that, except as hereafter disclosed to and accepted by the Lender in writing:

          9.1 AUTHORIZATION, VALIDITY, AND ENFORCEABILITY OF THIS AGREEMENT AND THE LOAN DOCUMENTS. Each Option Care Person has the corporate power and authority to execute, deliver and perform this Agreement and the other Loan Documents, to incur the Obligations, and to grant the Security Interest. Each Option Care Person has taken all necessary corporate action (including, without limitation, obtaining approval of its stockholders, if necessary) to authorize its execution, delivery, and performance of this Agreement and the other Loan Documents to which it is a party. No consent, approval, or authorization of, or declaration or filing with, any Public Authority, and no consent of any other Person, is required in connection with the execution, delivery, and performance of this Agreement and the other Loan Documents by any Option Care Person, except for those already duly obtained. This Agreement and the other Loan Documents to which it is a party have been duly executed and delivered by each Option Care Person and constitute the legal, valid and binding obligations of each Option Care Person, enforceable against it in accordance with their respective terms without defense, setoff, or counterclaim. The execution, delivery, and performance of this Agreement and the other Loan Documents by each Option Care Person do not and shall not conflict with, or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any Lien upon the Property of any Option Care Person or any of its Subsidiaries (except as contemplated by this Agreement and the other Loan Documents) by reason of the terms of (a) any mortgage, lease, agreement, or instrument to which any Option Care Person or any of its Subsidiaries is a party or which is binding upon it, (b) any judgment, law, statute, rule or governmental regulation applicable to any Option Care Person or any of its Subsidiaries, or (c) the certificate or articles of incorporation or bylaws of any Option Care Person or any of its Subsidiaries.

          9.2 VALIDITY AND PRIORITY OF SECURITY INTEREST. The provisions of this Agreement and the other Loan Documents create legal and valid Liens on all the Collateral in the Lender's favor, and when all proper filings, recordings, and other actions necessary to perfect such Liens have been made or taken, such Liens shall constitute perfected and continuing Liens on all the Collateral, having priority over all other Liens on the Collateral and enforceable against each Option Care Person and all other Persons.

          9.3 ORGANIZATION AND QUALIFICATION. Each Option Care Person: (a) is duly incorporated and organized and validly existing in good standing under the laws of the state of its incorporation; (b) is qualified to do business as a foreign corporation and is in good standing in all jurisdictions in which the failure to be so qualified and in good standing could reasonably be expected to result in a Material Adverse Effect; and (c) has all requisite power and authority to conduct its business and to own its Property.

          9.4 CORPORATE NAME; PRIOR TRANSACTIONS. The corporate name of each Option Care Person is set forth on its signature page to this Agreement (or, in the case of a Person which becomes a Borrower pursuant to an Additional Borrower Agreement, set forth on its signature page to such Additional Borrower Agreement), and, except as set forth on SCHEDULE 9.4, such Option Care Person has not used any other corporate name during the past five years. Since January 1, 1998, no Option Care Person has: been known by or used any doing business as or fictitious name, or been a party to any merger or consolidation, or acquired all or substantially all of the assets of any Person, or acquired any of its Property out of the ordinary course of business, or been subject to any event, occurrence or proceeding of the type contemplated by any of CLAUSE (f), CLAUSE
(g), CLAUSE (h), or CLAUSE (i) of SECTION 12.1, except as set forth on SCHEDULE 9.4.

          9.5 SUBSIDIARIES AND AFFILIATES. SCHEDULE 9.5 is a correct and complete list as of the Closing Date of the name and relationship to each Option Care Person of each and all of its Subsidiaries and other Affiliates. Since the Closing Date, each Option Care Person has notified the Lender as to the name and relationship to such Option Care Person of any other Person which became a Subsidiary or other Affiliate of such Option Care Person after the Closing Date. The Option Care Persons and/or the applicable Subsidiary of Option Care Persons are the only record and beneficial owner of all of the shares of capital stock, partnership interests or other ownership interests of each of the Subsidiaries, except as specified in SCHEDULE 9.5 or as specified in such notification. There are no proxies, irrevocable or otherwise, with respect to such shares, partnership interests or ownership interests, and no equity securities of any of such Subsidiaries are or may become required to be issued by reason of any options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of any capital stock of, partnership interests or ownership interests in any such Subsidiary, and there are no contracts, commitments, understandings or arrangements by which any such Subsidiary is or may become bound to issue additional shares of its capital stock, securities convertible into or exchangeable for such shares, partnership interests or any other ownership interests. All of such shares, partnership interests or ownership interests so owned by each Option Care Person are owned by such Option Care Person free and clear of any Liens other than Permitted Liens. Each Subsidiary is (a) duly incorporated or formed, and duly organized and validly existing in good standing under the laws of its state of incorporation set forth on SCHEDULE 9.5, and (b) qualified to do business as a foreign corporation or partnership and in good standing in each jurisdiction in which the failure to be so qualified could result in a Material Adverse Effect.

          9.6 FINANCIAL STATEMENTS AND PLAN.

               (a) Option Care has delivered to the Lender the audited consolidated balance sheet and related consolidated statements of operations, cash flows, and changes in stockholders equity for Option Care and its Subsidiaries as of December 31, 1997 and for the Fiscal Year then ended, accompanied by the report thereon of Option Care's independent certified public accountants, KPMG Peat Marwick LLP. Option Care has also delivered to the

Lender the Borrower's Form 10-Q for the quarterly period ended September 30, 1998. All such financial statements have been prepared in accordance with GAAP and present accurately and fairly Option Care's financial position as at the dates thereof and its results of operations for the periods then ended.

               (b) The Latest Plan represents Option Care's best estimate of the future financial performance of Option Care and its Subsidiaries for the periods set forth therein. The Latest Plan has been prepared on the basis of the assumptions set forth therein, which Option Care believes are fair and reasonable in light of current and reasonably foreseeable business conditions.

               (c) During the past three (3) years, Option Care has not discharged or replaced its independent certified public accountants, and such accountants have not resigned as such, except as disclosed by Option Care to the Lender.

          9.7 [Reserved]

          9.8 SOLVENCY. Each Option Care Person is Solvent prior to and after giving effect to the making of each Revolving Loan.

          9.9 DEBT. Except as disclosed in SCHEDULE 9.9, no Option Care Person has any Debt, except as permitted by SECTION 10.12.

          9.10 DISTRIBUTIONS. Except as disclosed in writing to the Lender, since September 30, 1998, no Distribution has been declared, paid, or made upon or in respect of any capital stock or other securities of Option Care.

          9.11 TITLE TO PROPERTY. Except for Property which an Option Care Person leases, each Option Care Person has good, indefeasible, and merchantable title to all of its Property including, without limitation, the assets reflected on the most recent Financial Statements delivered to the Lender, except as disposed of since the date thereof in the ordinary course of business.

          9.12 ADEQUATE ASSETS. Each Option Care Person possesses adequate assets for the conduct of its business.

          9.13 REAL PROPERTY; LEASES. SCHEDULE 9.13 contains a correct and complete list, as of the Closing Date, of all real property owned by any Option Care Person, all leases and subleases of real or personal property by any Option Care Person as lessee or sublessee, and all leases and subleases of real or personal property by any Option Care Person as lessor or sublessor. Since the Closing Date, each Option Care Person has notified the Lender as to all other real property acquired by such Option Care Person, and all leases and subleases of real property (and all leases or subleases of personal property involving payments by any Option Care

Person during any Fiscal Year in excess of two hundred fifty thousand dollars ($250,000), entered into by any Option Care Person after the Closing Date. Each of such leases and subleases is valid and enforceable in accordance with its terms and is in full force and effect and no default by any party to any such lease or sublease exists.

          9.14 PROPRIETARY RIGHTS. SCHEDULE 9.14 contains a correct and complete list, as of the Closing Date, of all the Proprietary Rights of each Option Care Person. Since the Closing Date, each Option Care Person has notified the Lender as to all other Proprietary Rights of which such Option Care Person became the owner after the Closing Date. None of the Proprietary Rights are subject to any licensing agreement or similar arrangement except as set forth on SCHEDULE 9.14 or in such notification. To the best knowledge of each Option Care Person, none of such Proprietary Rights infringe on or conflict with any other Person's Property and no other Person's Property infringes on or conflicts with the Proprietary Rights. The Proprietary Rights described on SCHEDULE 9.14 or in such notification constitute all of the Property of such type necessary to the current conduct of the business of each Option Care Person.

          9.15 TRADE NAMES AND TERMS OF SALE. All trade names or styles under which any Borrower shall sell Inventory or create Accounts, or to which instruments in payment of Accounts may be made payable, are listed on SCHEDULE
9.15. Each Borrower bills each Account Debtor having outstanding Accounts at least once each calendar month. No Borrower redates any invoice or claim form after such invoice or claim form has been sent to an Account Debtor. The Lender acknowledges that if an Account Debtor which is the "primary" payor does not pay a claim in full or denies such claim, an Option Care Person may send a separate invoice to an Account Debtor which is a "secondary" payor.

          9.16 LITIGATION. There is no pending or, to the best knowledge of any Option Care Person, threatened action, suit, proceeding, or counterclaim by any Person, or investigation by any Public Authority, or any basis for any of the foregoing, which would reasonably be expected to result in a Material Adverse Effect.

          9.17 RESTRICTIVE AGREEMENTS. No Option Care Person is a party to any contract or agreement, or is subject to any charter or other corporate restriction, which affects its ability to execute, deliver, and perform the Loan Documents, or which could otherwise reasonably be expected to result in a Material Adverse Effect.

          9.18 LABOR DISPUTES. As of the Closing Date: (a) there is no collective bargaining agreement or other labor contract covering employees of any Option Care Person or any of its Subsidiaries; (b) no such collective bargaining agreement or other labor contract is scheduled to expire during the term of this Agreement; (c) no union or other labor organization is seeking to organize, or to be recognized as, a collective bargaining unit of employees of any Option Care Person or any of its Subsidiaries or for any similar purpose; and (d) there is no pending or, to the best knowledge of any Option Care Person, threatened strike, work stoppage, material unfair labor practice claim, or other material labor dispute against or affecting any Option Care Person, or any of its Subsidiaries or their respective employees. Since the Closing Date, each Option Care Person has notified the Lender as to any matters covered by clause (a), (b), (c) or (d) of the previous sentence which first arose or existed after the Closing Date.

          9.19 ENVIRONMENTAL LAWS.

               (a) Each Option Care Person and its Subsidiaries have complied in all material respects with all Environmental Laws applicable to its Premises and business, and no Option Care Person or any of its Subsidiaries or any of its present Premises or operations, or any of its past property or operations, is subject to any enforcement order from or liability agreement with any Public Authority or private Person respecting (i) compliance with or violation of any Environmental Law or (ii) any potential liabilities and costs or remedial action arising from the Release or threatened Release of a Contaminant. For purposes of this SECTION 9.19, "Premises" means an area or areas leased by an Option Care Person or a Subsidiary of an Option Care Person.

               (b) Each Option Care Person and its Subsidiaries have obtained all permits necessary for their current operations under Environmental Laws, and all such permits are valid and each Option Care Person and its Subsidiaries are in compliance with all terms and conditions of such permits.

               (c) No Option Care Person or any of its Subsidiaries, or, to the best knowledge of any Option Care Person, any of its predecessors in interest, has in violation of applicable law stored, treated or disposed of any Contaminant on any Premises, as defined pursuant to 40 CFR Part 261 or any equivalent Environmental Law.

               (d) No Option Care Person or any of its Subsidiaries has received any summons, complaint, order or similar written notice that it is not currently in compliance with, or that any Public Authority is investigating its compliance with, any Environmental Laws or that it is or may be liable to any other Person as a result of a Release or threatened Release of a Contaminant.

               (e) To the best knowledge of each Option Care Person, none of the present or past operations of any Option Care Person or any of its Subsidiaries is the subject of any investigation by any Public Authority evaluating whether any remedial action is needed to respond to a Release or threatened Release of a Contaminant.

               (f) To the best knowledge of each Option Care Person there is not now, nor has there ever been on or in the Premises:

                    (i) any underground storage tanks or surface impoundments,

                    (ii) any asbestos-containing material, or

                    (iii) any polychlorinated biphenyls (PCBs) used in hydraulic oils, electrical transformers or other equipment.

               (g) No Option Care Person or any of its Subsidiaries has filed any notice under any applicable requirement of Environmental Law reporting a spill or accidental and unpermitted release or discharge of a Contaminant into the environment.

               (h) No Option Care Person or any of its Subsidiaries has entered into any negotiations or settlement agreements with any Person (including, without limitation, the prior owner of its property) imposing material obligations or liabilities on any Option Care Person or any of its Subsidiaries with respect to any remedial action in response to the Release of a Contaminant or environmentally related claim.

               (i) None of the products manufactured, distributed or sold by any Option Care Person or any of its Subsidiaries contains asbestos-containing material.

               (j) No Environmental Lien has attached to any Premises of any Option Care Person or any of its Subsidiaries.

          9.20 HEALTH CARE LAWS.

               (a) Each Option Care Person and its Subsidiaries have complied in all material respects with all Health Care Laws applicable to its business, and no Option Care Person or any of its Subsidiaries or any of its present operations, nor its past operations, is subject to any action, order from or agreement respecting (i) to the best knowledge of each Option Care Person, compliance with any Health Care Law or (ii) to the best knowledge of each Option Care Person, any potential liabilities under Health Care Laws.

               (b) Each Option Care Person and its Subsidiaries have obtained all licenses, permits, accreditations, certifications and approvals necessary for their current operations under Health Care Laws, and all such licenses, permits, accreditations, certifications and approvals are in good standing, and each Option Care Person and its Subsidiaries are in compliance with all material terms and conditions thereof.

               (c) No Option Care Person or any of its Subsidiaries has received any summons, complaint, subpoena, order or other notice that it is not currently in compliance with any Health Care Laws or that it is or may be liable to any other Person under or in connection with any Health Care Laws (unless, with respect to any such order (which is not a judicial order) or any such other notice such Option Care Person is in the process of remediating such noncompliance in accordance with any applicable cure or remediation plan or period set forth in such order or notice).

               (d) To the best knowledge of each Option Care Person, none of the present or past operations of any Option Care Person or any of its Subsidiaries is the subject of any investigation by any Public Authority concerning alleged or potential violations of Health Care Laws.

               (e) No Option Care Person or any of its Subsidiaries has entered into any negotiations or settlement agreements with any Person which impose or could impose material obligations or liabilities on any Option Care Person or any of its Subsidiaries with respect to any Health Care Law.

          9.21 NO VIOLATION OF LAW. No Option Care Person is in violation of any law, statute, regulation, ordinance, judgment, order, or decree applicable to it which violation could reasonably be expected to result in a Material Adverse Effect.

          9.22 NO DEFAULT. No Option Care Person is in default with respect to any note, indenture, loan agreement, mortgage, lease, deed, or other agreement to which any Option Care Person is a party or bound, which default could reasonably be expected to result in a Material Adverse Effect.

          9.23 ERISA COMPLIANCE.

               (a) Each Plan is in compliance in all respects with the applicable provisions of ERISA, the Code and other federal or state law, except where any failure to comply would not reasonably be expected to have a Material Adverse Effect. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or is maintained in the form of a standardized prototype plan which has received a favorable opinion letter or a favorable notification letter from the IRS, and to the best knowledge of each Option Care Person, nothing has occurred which would materially affect its reliance on such determination letter, opinion letter or notification letter, except where any failure to rely would not reasonably be expected to have a Material Adverse Effect. Each Option Care Person and each ERISA Affiliate have made all required contributions to any Plan subject to
Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code, except where any failure to contribute would not reasonably be expected to have a Material Adverse Effect, has been made with respect to any Plan.

               (b) There are no pending or, to the best knowledge of Borrower, threatened claims, actions or lawsuits, or action by any Public Authority, with respect to any Plan which has resulted or could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted in or could reasonably be expected to have a Material Adverse Effect.

               (c) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any material unfunded liability; (iii) no Option Care Person or any ERISA Affiliate has incurred, or reasonably expects to incur, any material liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) no Option Care Person or any ERISA Affiliate has incurred, or reasonably expects to incur, any material liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and
(v) no Option Care Person or any ERISA Affiliate has engaged in a transaction that could subject any Person to Section 4069 or 4212(c) of ERISA.

          9.24 TAXES. Each Option Care Person and its Subsidiaries have filed all tax returns and other reports required to be filed and have paid all Taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets that are otherwise due and payable, except for those Taxes, assessments, fees and other governmental charges which are being contested in good faith by appropriate proceedings diligently pursued.

          9.25 USE OF PROCEEDS. The initial Loan made under this Agreement shall be used to repay the obligations of Option Care Persons to the Existing Bank Group. None of the transactions contemplated in this Agreement or any other Loan Document (including the use of proceeds from the Loans) shall violate or result in the violation of any law, rule or regulation, including Section 7 of the Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including the regulations of the Board of Governors of the Federal Reserve System ("Federal Reserve Board"), 12 CFR, Chapter II. No Option Care Person owns or intends to carry or purchase any "margin stock" within the meaning of the regulations of the Federal Reserve Board. Except as permitted by
SECTION 10.19, no Option Care Person has used proceeds of the Loans to invest in any Restricted Investments.

          9.26 PRIVATE OFFERINGS. No Option Care Person has, directly or indirectly, offered the Loans for sale to, or solicited offers to buy part thereof from, or otherwise approached or negotiated with respect thereto with any prospective purchaser other than Lender. No Option Care Person or any Person acting on its behalf has offered or shall offer the Loans or any part thereof or any similar securities for issue or sale to or solicit any offer to acquire any of the same from anyone so as to bring the issuance thereof within the provisions of Section 5 of the Securities Act of 1933, as amended.

          9.27 BROKER'S FEES. No Person is entitled to any brokerage or finder's fee with respect to the transactions described in this Agreement.

          9.28 GOVERNMENT REGULATION. No Option Care Person or any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal

Power Act, the Investment Company Act of 1940, or any other Requirement of Law that limits its ability to incur indebtedness or its ability to enter into or consummate the transactions contemplated in this Agreement and the other Loan Documents.

          9.29 NO MATERIAL ADVERSE CHANGE. No material adverse change has occurred in the Property, business, performance, operations, prospects or condition (financial or otherwise) of any Option Care Person since September 30, 1998. On the basis of a comprehensive review and assessment undertaken by Option Care of the computer applications of Option Care and its Subsidiaries and inquiry made of the material suppliers and vendors of Option Care and its Subsidiaries, Option Care reasonably believes that the "Year 2000 problem" (that is, the risk that computer applications used by any Person may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999) shall not result in a Material Adverse Effect.

          9.30 DISCLOSURE. Neither this Agreement nor any Borrowing Base Certificate, report, notice, document or statement furnished to the Lender by or on behalf of any Option Care Person under this Agreement or any other Loan Document contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained herein or therein not misleading.

          9.31 FIXED CHARGE COVERAGE. As of December 31, 1998, the ratio of (a) the sum of (i) EBITDA for the four consecutive fiscal quarters ending on December 31, 1998, plus (ii) the Specified Bad Debt Expense Amount for such four fiscal quarters TO (b) the sum of (i) Interest Expense for such four fiscal quarters, (ii) Capital Expenditures of Option Care and its Subsidiaries during such four fiscal quarters, (iii) payments by any Option Care Person during such four fiscal quarters in respect of earnout obligations related to the buyback of franchises by any Option Care Person, (iv) actual payments of taxes during such four fiscal quarters, and (v) principal payments which any Option Care Person was required to make on Debt for borrowed money during such four fiscal quarters, which Debt had an original term of at least one year, was not less than 1.1 to 1.

     10. AFFIRMATIVE AND NEGATIVE COVENANTS. Each Option Care Person covenants that, so long as any of the Obligations remain outstanding or this Agreement is in effect:

          10.1 TAXES AND OTHER OBLIGATIONS. Each Option Care Person and each of its Subsidiaries shall: (a) file when due all tax returns and other reports which it is required to file, pay, or provide for the payment, when due, of all Taxes, fees, assessments and other governmental charges against it or upon its Property, income, and franchises, make all required withholding and other tax deposits, and establish adequate reserves for the payment of all such items, and shall provide to the Lender, upon request, satisfactory evidence of its timely compliance with the foregoing; and (b) pay when due all Debt owed by it and perform and discharge in a timely manner all other obligations undertaken by it; PROVIDED, HOWEVER, that each Option Care Person and its Subsidiaries need not pay any tax, fee, assessment, governmental charge, or Debt, or perform or discharge any other obligation, that it is contesting in good faith by appropriate proceedings diligently pursued.

          10.2 CORPORATE EXISTENCE AND GOOD STANDING. Each Option Care Person shall maintain its corporate existence and its qualification and good standing in all states necessary to conduct its business and own its Property, except where the failure to remain qualified and in good standing could not reasonably be expected to result in a Material Adverse Effect, and shall obtain and maintain all material licenses, permits, franchises and governmental authorizations necessary to conduct its business and own its Property.

          10.3 COMPLIANCE WITH LAW AND AGREEMENTS. Each Option Care Person and each of its Subsidiaries shall comply in all material respects with the terms and provisions of each judgment, law, statute, rule, and governmental regulation applicable to it and each contract, mortgage, lien, lease, indenture, order, instrument, agreement, or document to which it is a party or by which it is bound.

          10.4 MAINTENANCE OF PROPERTY AND INSURANCE. Each Option Care Person and each of its Subsidiaries shall: (a) maintain all of its Property necessary and useful in its business in good operating condition and repair, ordinary wear and tear excepted; and (b) in addition to the insurance required by SECTION 7.7, maintain with financially sound and reputable insurers such other insurance with respect to its Property and business against casualties and contingencies of such types and in such amounts as is customary for Persons of established reputation engaged in the same or a similar business and similarly situated, naming the Lender, at its request, as additional insured under each such policy.

          10.5 ENVIRONMENTAL LAWS. Each Option Care Person shall conduct its business in full compliance with all Environmental Laws applicable to it, including, without limitation, those relating to the generation, handling, use, storage, and disposal of Contaminants. Each Option Care Person shall take (and shall cause each of its Subsidiaries to take) prompt and appropriate action to respond to and remediate any non-compliance with Environmental Laws, and shall regularly report to the Lender on such response and remediation. Without limiting the generality of the foregoing, whenever any Option Care Person gives notice to the Lender pursuant to SECTION 8.3(g) the Option Care Persons shall, at the Lender's request and the expense of the Option Care Persons: (a) cause an independent environmental engineer acceptable to the Lender and the Borrowers' Agent to conduct such tests of the site where the noncompliance or alleged non-compliance with Environmental Laws has occurred and prepare and deliver to the Lender a report setting forth the results of such tests, a proposed plan for responding to any environmental problems described therein, and an estimate of the costs thereof; and (b) provide to the Lender a supplemental report of such engineer whenever the scope of the environmental problems, or the Option Care Person's response thereto or the estimated costs thereof, shall change.

          10.6 HEALTH CARE LAWS. Each Option Care Person and each of its Subsidiaries shall conduct its business in all material respects in compliance with all Health Care Laws applicable to it. Each Option Care Person and its Subsidiaries shall take prompt and appropriate action to respond to and remediate any non-compliance with any Health Care Law. Each Option Care Person and each of its Subsidiaries shall promptly report to the Lender on any such non-compliance and any such response and remediation in each case if such non-compliance or such response and remediation is reasonably likely to have a Material Adverse Effect.

          10.7 ERISA. Each Option Care Person shall cause each Plan, which has been designated to be so, to be qualified within the meaning of Section 401(a) of the Code and to be administered in all respects in compliance with Section 401(a) of the Code, except where any such failure to comply would not reasonably be expected to have a Material Adverse Effect. Each Option Care Person shall cause each Plan to be administered in all respects in compliance with ERISA, except where any such failure to comply would not reasonably be expected to have a Material Adverse Effect.

          10.8 MERGERS, CONSOLIDATIONS OR SALES. Without the prior written consent of the Lender, no Option Care Person or any of its Subsidiaries shall enter into any transaction of merger, reorganization, or consolidation, or transfer, sell, assign, lease, or otherwise dispose of all or any part of its Property, or wind up, liquidate or dissolve, or acquire or purchase any Person or substantially all of the assets of any Person or agree to do any of the foregoing, except: (i) sales of Inventory in the ordinary course of its business; (ii) sales of Equipment permitted under SECTION 7.12; and (iii) the grant or termination of a franchise, which does not include an Option Care Person's buyback of the franchise from the franchisee.

          10.9 DISTRIBUTIONS. Except as permitted by SECTION 10.14, no Option Care Person or any of its Subsidiaries shall directly or indirectly declare or make, or incur any liability to make, any Distribution, except Distributions to a Borrower by a Subsidiary wholly owned by such Borrower.

          10.10 TRANSACTIONS HAVING A MATERIAL ADVERSE EFFECT. No Option Care Person or any of its Subsidiaries shall enter into any transaction after the Closing Date which is reasonably likely to have a Material Adverse Effect.

          10.11 GUARANTIES. No Option Care Person or any of its Subsidiaries shall make, issue or become liable on any Guaranty, except Guaranties in favor of the Lender and endorsements of instruments for deposit, and except for Guaranties of Debt otherwise expressly permitted hereunder.

          10.12 DEBT. No Option Care Person or any of its Subsidiaries shall incur or maintain any Debt, other than: (a) the Obligations; (b) trade payables and contractual obligations to suppliers and customers incurred in the ordinary course of business; (c) other Debt existing on the Closing Date and reflected (x) in the financial statements contained in Option Care's Form 10-Q for the quarterly period ending September 30, 1998, or (y) in SCHEDULE 9.9; (d) obligations to the Trust pursuant to the Trust Reimbursement and Security Agreement, subject to the terms of the Trust Subordination Agreement; (e) accruals required in connection with any Plan; (f) any "earnout arrangements" pertaining to the purchase of a business by any Option Care Person; and (g) other unsecured Debt in an aggregate amount not to exceed two hundred fifty thousand dollars ($250,000) at any one time outstanding.

          10.13 PREPAYMENT. No Option Care Person or any of its Subsidiaries shall voluntarily prepay any Debt, except: (a) prepayments of the Obligations in accordance with their terms; (b) prepayments not exceeding two hundred fifty thousand dollars ($250,000) in the aggregate from and after the Closing Date;
(c) repayment of the obligations of Option Care Persons to the Existing Bank Group with the proceeds of the initial Loan under this Agreement; or (d) otherwise with the prior written consent of the Lender.

          10.14 TRANSACTIONS WITH AFFILIATES. Except as set forth below, no Option Care Person or any of its Subsidiaries shall: (a) sell, transfer, distribute, or pay any money or Property to any Affiliate other than pursuant to the Trust Reimbursement and Security Agreement (but subject in the case of the Trust Reimbursement and Security Agreement to the terms of the Trust Subordination Agreement), (b) lend or advance money or Property to any Affiliate, (c) invest in (by capital contribution or otherwise) or purchase or repurchase any stock or indebtedness or any Property of any Affiliate, or (d) become liable on any Guaranty of the indebtedness, dividends, or other obligations of any Affiliate. Notwithstanding the foregoing, if no Event of Default has occurred and is continuing, each Option Care Person and its Subsidiaries may engage in transactions with Affiliates (including the payment by Option Care of (i) an annual consulting fee of $100,000 to EJ Financial Enterprises, Inc. pursuant to the consulting agreement between Option Care and EJ Financial Enterprises, Inc. and (ii) a salary of $100,000 to Dr. John N. Kapoor in his capacity as Chairman of Option Care) in the ordinary course of business in amounts and upon terms fully disclosed to the Lender and no less favorable to each Option Care Person and its Subsidiaries than would obtain in a comparable arm's length transaction with a third party who is not an Affiliate (but subject in the case of the Trust Reimbursement and Security Agreement to the terms of the Trust Subordination Agreement).

          10.15 BUSINESS CONDUCTED. No Option Care Person or any of its Subsidiaries shall engage, directly or indirectly, in any line of business other than the businesses in which such Option Care Person and its Subsidiaries are engaged on the Closing Date.

          10.16 LIENS. No Option Care Person or any of its Subsidiaries shall create, incur, assume, or permit to exist any Lien on any Property now owned or hereafter acquired by any of them, except Permitted Liens.

          10.17 SALE AND LEASEBACK TRANSACTIONS. Except with the prior written consent of the Lender, no Option Care Person or any of its Subsidiaries shall, directly or indirectly, enter into any arrangement with any Person providing for such Option Care Person or any such Subsidiary to lease or rent Property that such Option Care Person or Subsidiary has or shall sell or otherwise transfer to such Person.

          10.18 NEW SUBSIDIARIES. Except with the prior written consent of the Lender, no Option Care Person shall, directly or indirectly, organize or acquire any Subsidiary other than those listed on SCHEDULE 9.5.

          10.19 RESTRICTED INVESTMENTS. Except with the prior written consent of the Lender, no Option Care Person or any of its Subsidiaries shall make any Restricted Investment.

          10.20 CAPITAL EXPENDITURES. Except with the prior written consent of the Lender, the aggregate amount of all Capital Expenditures by Option Care and its Subsidiaries during any calendar year (beginning with January 1, 1999) shall not exceed one million dollars ($1,000,000).

          10.21 FIXED CHARGE COVERAGE. As of the last day of each fiscal quarter of Option Care, Option Care shall maintain a ratio of (a) the sum of (i) EBITDA for the four consecutive fiscal quarters ending on such last day specified below plus (ii) the Specified Bad Debt Expense Amount for such four fiscal quarters TO
(b) the sum of (i) Interest Expense for such four fiscal quarters, (ii) Capital Expenditures of Option Care and its Subsidiaries during such four fiscal quarters, (iii) payments by any Option Care Person during such four fiscal quarters in respect of earnout obligations related to the buyback of franchises by any Option Care Person, (iv) actual payments of taxes during such four fiscal quarters, and (v) principal payments which any Option Care Person was required to make on Debt for borrowed money during such four fiscal quarters, which Debt had an original term of at least one year, of not less than the following ratios during the following periods:


                FOUR QUARTER
                PERIOD ENDED                         MINIMUM RATIO


                   3/31/99 .........................   1.1 to 1
                   6/30/99 .........................   1.1 to 1
                   9/30/99 .........................   1.1 to 1
                  12/31/99 .........................   1.5 to 1
               and thereafter


          10.22 DEBT RATIO. Option Care shall not permit the ratio of debt of Option Care on a consolidated basis (determined in accordance with GAAP) to Adjusted Tangible Net Worth to exceed the following amounts during the following periods:


                   Period                               Ratio
                   ------                               -----


               1/1/99 - 12/30/99 .....................   8.5 to 1
               12/31/99 and thereafter ...............     5 to 1


          10.23 LOAN DOCUMENTS. No Option Care Person shall enter into or permit to exist any amendment, modification, termination, supplement, compromise, satisfaction, release, discharge or waiver of any Loan Document without the prior written consent of the Lender. Except as otherwise provided in this Agreement, no Option Care Person shall sell, assign, pledge or otherwise transfer any of its rights or obligations under any Loan Document without the prior written consent of the Lender.

          10.24 FURTHER ASSURANCES. Each Option Care Person shall execute and deliver, or cause to be executed and delivered, to the Lender such documents, financing statements, instruments and agreements, and shall take or cause to be taken such actions, as the Lender may, from time to time, request to carry out the terms and conditions of this Agreement and the other Loan Documents.

          10.25 DELIVERY OF GOOD STANDING CERTIFICATES. Within twenty (20) days after the Closing Date, the Borrowers' Agent shall deliver to the Lender good standing certificates of each Option Care Person issued during 1999 by the Secretary of State of the state of incorporation or formation of such Option Care Person and the state(s) in which such Option Care Person does business, PROVIDED, HOWEVER, that with respect to Option Care, Inc., a California corporation, such certificates need be provided only from the State of California and the State of Illinois.

          10.26 NORTHERN LETTER OF CREDIT. The Option Care Persons shall cause the Northern Letter of Credit to remain in effect until the Stated Termination Date, subject to SECTION 7.5(b).

          10.27 STOCK CERTIFICATES. Not later than the third day after the Closing Date, the Borrowers' Agent shall deliver (or cause to be delivered) to the Lender all of the stock certificates pledged under the Pledge Agreements, together with undated, signed stock powers, in form and substance reasonably satisfactory to the Lender, relating thereto.

          10.28 UCC FINANCING STATEMENTS. Not later than ten (10) Business Days after the Closing Date, the Lender shall have received evidence that UCC financing statements, in form and substance reasonably satisfactory to the Lender, have been filed in the applicable jurisdictions: (i) amending filings against Techni-Med, Inc. and Galesburg Institutional Pharmacy Management Inc. to remove any reference to "Option Care"; and (ii) limiting the scope of filings made by VGM Leasing. Inc. to leased equipment (and limiting the description of proceeds therein).

          10.29 TRADEMARK SECURITY AGREEMENT. The Borrowers' Agent shall deliver to the Lender, not later than ten (10) Business Days after the Closing Date, a security agreement in form and substance reasonably satisfactory to the Lender (as amended, amended and restated or otherwise modified from time to time, the "TRADEMARK SECURITY AGREEMENT"), covering the trademarks listed in part A of
SCHEDULE 9.14 and signed by the owner of such trademarks.

     11. CONDITIONS PRECEDENT. The Lender shall not be obligated to make the initial Loans, unless the following conditions precedent have been satisfied in a manner satisfactory to Lender:

          11.1 CONDITIONS PRECEDENT TO MAKING OF INITIAL LOAN.

               (a) REPRESENTATIONS OF EACH OPTION CARE PERSON AND WARRANTIES; COVENANTS. The representations and warranties contained in this Agreement and the other Loan Documents shall be true, correct and complete; each Option Care Person shall have performed and complied with all covenants, agreements, and conditions contained herein and in the other Loan Documents which are required to have been performed or complied with.

               (b) SECRETARY'S CERTIFICATE. The Lender shall have received a certificate of the Secretary or Assistant Secretary of each Option Care Person certifying (i) the certificate of incorporation referred to in SECTION 11.1(c),
(ii) the by-laws of such Option Care Person, (iii) a copy of the resolutions of the board of directors of such Option Care Person approving this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby and (iv) the names and true signatures of the officers of such Option Care Person authorized to sign the Loan Documents (on which certificate the Lender conclusively may rely until such time as the Lender receives a revised certificate meeting the requirements hereof).

               (c) CERTIFICATE OF INCORPORATION. The Lender shall have received the certificate of incorporation of each Option Care Person certified by the Secretary of State of the state of incorporation of such Person.

               (d) LEGAL OPINIONS. The Lender shall have received legal opinions from Heroux, Clingen, Callow, Wolfe and McClean, counsel to Option Care Persons, and Burke, Warren, MacKay & Serritella, P.C., counsel for Dr. John N. Kapoor and the Trust, in each case in form and substance satisfactory to the Lender and its counsel.

               (e) UCC MATTERS. The Lender shall have received:

                    (x) Acknowledgment copies of UCC financing statements filed on or before the date hereof, or other similar instruments or documents, as may be necessary or, in the opinion of the Lender, desirable under the UCC or any comparable law of all appropriate jurisdictions to perfect the Lender's interests in the Collateral.

                    (y) A search report provided in writing by a Person acceptable to the Lender listing all effective UCC financing statements that name any Option Care Person as debtor and that are filed in the jurisdictions in which filings were made pursuant to CLAUSE (x) and in such other jurisdictions as the Lender reasonably may request, together with copies of such financing statements and reflecting searches of applicable records showing any liens affecting the Collateral or any Option Care Person.

                    (z) Subject to SECTION 10.28, one or more UCC financing statements signed by the Option Care Persons and each secured party (including those in the Existing Bank Group) that has a Lien on the Collateral (or on any Property of a Subsidiary) that are necessary or, in the opinion of the Lender, desirable under the UCC or any comparable law of all appropriate jurisdictions to terminate or subordinate such Lien (including subordinating the Lien of the Trust against Option Care), together with, if applicable, signed payoff letters from each such secured party.

               (f) NORTHERN LETTER OF CREDIT. The Lender shall have received the Northern Letter of Credit, in form and substance satisfactory to the Lender, executed by Northern, in an amount of not less than five million dollars ($5,000,000).

               (g) REIMBURSEMENT AND SECURITY AGREEMENT; SUBORDINATION AGREEMENT. The Lender shall have received a reimbursement and security agreement, in form and substance satisfactory to the Lender, signed by the Trust and Option Care (as amended, amended and restated or otherwise modified from time to time in accordance with the terms hereof, the "TRUST REIMBURSEMENT AND SECURITY AGREEMENT"), and a subordination agreement, in form and substance satisfactory to the Lender, signed by the Trust and by Option Care (as amended, amended and restated or otherwise modified from time to time in accordance with the terms hereof, the "TRUST SUBORDINATION AGREEMENT").

               (h) FINANCIAL STATEMENTS AND BUSINESS PLAN. The Lender shall have received Option Care's audited financial statements for Fiscal Year 1997, and Option Care's business plan for Fiscal Year 1999, in each case in form and substance satisfactory to the Lender.

               (i) PLEDGE AGREEMENTS. The Lender shall have received pledge agreements from Option Care, Rehab Options, Inc. and Option Care Enterprises, Inc., each in form and substance satisfactory to the Lender (such pledge agreements, as amended, amended and restated or otherwise modified from time to time in accordance with the terms hereof, being referred to individually as a "PLEDGE AGREEMENT" and collectively as the "PLEDGE AGREEMENTS"), signed by the parties thereto, whereby such pledgors pledge to the Lender all of the capital stock or membership interests, as the case may be, issued by the Borrowers (other than Option Care). Subject to SECTION 10.27, the Lender shall have received all certificates representing the shares of stock pledged under the Pledge Agreements.

               (j) LITIGATION. There shall exist no action, suit, investigation, litigation, or proceeding pending or to the knowledge of any Option Care Person threatened in any court or before any arbitrator or governmental instrumentality that in the Lender's reasonable judgment (x) would reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), operations, performance, or properties of any Option Care Person or which could impair the ability of any Option Care Person to perform satisfactorily under this Agreement or (y) would reasonably be expected to materially and adversely affect the transactions contemplated hereby. The Lender shall be satisfied with the prospects of all outstanding litigation and proceedings affecting any Option Care Person and the terms and conditions of any settlements involving any Option Care Person.

               (k) CORPORATE STRUCTURE. The Lender shall be satisfied with each Option Care Person's corporate structure and ownership of Accounts and other assets.

               (l) BLOCKED ACCOUNT AGREEMENT. The Lender shall have received the initial Blocked Account Agreement, signed by the parties thereto, which shall be the Lockbox /Blocked Account Agreement among Northern, the Lender and the Option Care Persons.

               (m) FACILITY FEE. The Lender shall have received payment of the Facility Fee.

               (n) PAYMENT OF FEES AND EXPENSES. Option Care shall have paid, to the extent invoiced, the fees and expenses of the Lender's outside counsel, Mayer, Brown & Platt, and all other fees and expenses of the Lender incurred in connection with any of the Loan Documents and the transactions contemplated thereby (including the allocated costs of in-house counsel for non- duplicative work).

               (o) REQUIRED APPROVALS. The Lender shall have received certified copies of all consents or approvals of any Public Authority or other Person which the Lender determines is required in connection with the transactions contemplated by this Agreement.

               (p) NO MATERIAL ADVERSE CHANGE. No material adverse change shall have occurred, as determined by the Lender in its sole discretion, in the business, operations, profits, prospects, or financial condition of any Option Care Person or in the Collateral since October 31, 1998, and Option Care shall have met, as of the Closing Date, the Latest Plan, and the Lender shall have received a certificate from Option Care to such effect.

               (q) YEAR 2000 ISSUES. Each Option Care Person shall have satisfied the Lender that (a) such Option Care Person is taking all necessary and appropriate steps to ascertain the extent of, quantify and successfully address the business and financial risks facing such Option Care Person as a result of what is commonly referred to as the "Year 2000 problem" (i.e., the inability of certain computer applications to recognize correctly and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), including risks resulting from the failure of key customers and suppliers of such Option Care Person to address successfully the Year 2000 problem, and (b) the material computer applications of such Option Care Person will on a timely basis adequately address the Year 2000 problem in all material respects.

               (r) PROCEEDINGS. All proceedings to be taken in connection with the transactions contemplated by this Agreement, all exhibits and schedules to this Agreement, and all documents contemplated in connection with this Agreement, shall be satisfactory in form and substance to the Lender and its counsel.

               (s) DELIVERY OF DOCUMENTS. The Option Care Persons shall have delivered, or caused to be delivered, to the Lender such other certifications, documents (including, without limitation, evidence of the federal taxpayer identification number of each Option Care Person), instruments and agreements as the Lender may request in connection herewith, duly executed by all parties thereto other than the Lender, and in form and substance satisfactory to the Lender and its counsel.

          11.2 CONDITIONS PRECEDENT TO EACH LOAN. The obligation of the Lender to make each Loan shall be subject to the conditions precedent that:

               (a) on the date of any such Loan the following statements shall be true, and the acceptance by any Borrower of any extension of credit shall be deemed to be a statement, representation and warranty to the effect that (i) the representations and warranties contained in this Agreement and the other Loan Documents are correct in all material respects on and as of the date of such Loan as though made on and as of such date, except to the extent the Lender has been notified by such Borrower that any representation or warranty is not correct and the Lender has explicitly waived in writing compliance with such representation or warranty and (ii) no Event or Event of Default has occurred and is continuing, or would result from such Loan; and

               (b) the Lender shall have received the most recent Borrowing Base Certificate delivered pursuant to SECTION 7.8 by 9:00 a.m., Chicago time, on the date on which such Loan is made.

     12.  DEFAULT.

          12.1 EVENTS OF DEFAULT. It shall constitute an event of default ("EVENT OF DEFAULT") if any one or more of the following shall occur for any reason:

               (a) any Option Care Person shall (i) fail to make payment of principal on any Loan when due, or (ii) fail to make payment of interest, fees or any other Obligation when due (and, in the case of this clause (ii), such failure shall continue for a period of two (2) days after the date on which the Lender notifies any Option Care Person of any such failure);

               (b) any representation or warranty made (or deemed made pursuant to SECTION 11.2) by any Option Care Person in this Agreement, any of the other Loan Documents, any Financial Statement, or any certificate furnished by any Option Care Person or any Subsidiary at any time to the Lender shall prove to be untrue in any material respect as of the date when made, deemed made, or furnished;

               (c) any Option Care Person shall (i) fail to comply with any of the covenants set forth in any of SECTIONS 7.1 through 7.19, 8.1, 8.2, 8.3, 10.6, 10.8 through 10.23 or 10.25 through 10.29, or (ii) fail to comply with any of the covenants set forth in any of SECTIONS 10.1, 10.2, 10.3, 10.4(b), 10.5, 10.7, or 10.24 (if such failure specified this clause (ii) shall have existed for more than five (5) days after the earlier to occur of (x) the date that any Option Care Person discovers, or reasonably should have discovered, any such failure and (y) the date on which the Lender notifies any Option Care Person of any such failure); PROVIDED, HOWEVER, that to the extent that any covenant in
SECTION 8.2 or 8.3 specifies the number of days within which any Option Care Person must comply with any reporting requirement therein, such failure shall have existed for the number of days specified in such covenant, plus three (3) days;

               (d) any Option Care Person shall fail to comply with any of the other terms, covenants or agreements contained in this Agreement, the other Loan Documents, or any other agreement entered into at any time to which any Option Care Person and the Lender are party and such failure shall continue for a period of ten (10) days after the earlier to occur of (i) the date on which the Lender notifies any Option Care Person of any such failure and (ii) the date on which any Option Care Person discovers, or reasonably should have discovered, any such failure, or if any such Loan Document or agreement shall terminate (other than in accordance with its terms or with the written consent of the Lender) or become void or unenforceable without the written consent of the Lender; or any Person shall contest in any manner the validity or enforceability of this Agreement or any of the other Loan Documents or shall deny that any Option Care Person has any further liability or obligation thereunder;

               (e) any Option Care Person shall fail to make any payment when due in respect of any Debt (other than the Obligations) in an aggregate amount in excess of two hundred fifty thousand dollars ($250,000) beyond any period of grace or cure provided with respect thereto;

               (f) any Option Care Person or any Subsidiary of any Option Care Person shall: (i) file a voluntary petition in bankruptcy or file a voluntary petition or an answer or otherwise commence any action or proceeding seeking reorganization, arrangement or readjustment of its debts or for any other relief under the Federal Bankruptcy Code, as amended, or under any other bankruptcy or insolvency act or law, state or federal, now or hereafter existing, or consent to, approve of, or acquiesce in, any such petition, action or proceeding; (ii) apply for or acquiesce in the appointment of a receiver, assignee, liquidator, sequestrator, custodian, trustee or similar officer for it or for all or any part of its Property; (iii) make an assignment for the benefit of creditors; or (iv) admit its inability, or be unable generally, to pay its debts as they become due;

               (g) an involuntary petition shall be filed or an action or proceeding otherwise commenced seeking reorganization, arrangement or readjustment of the debts of any Option Care Person or any Subsidiary of any Option Care Person or for any other relief under the Federal Bankruptcy Code, as amended, or under any other bankruptcy or insolvency act or law, state or federal, now or hereafter existing, and thirty (30) days shall pass from the date of such filing or commencement;

               (h) a receiver, assignee, liquidator, sequestrator, custodian, trustee or similar officer for any Option Care Person or any Subsidiary of any Option Care Person or for all or any part of their Property shall be appointed involuntarily; or a warrant of attachment, execution or similar process shall be issued against any part of the Property of any Option Care Person or any Subsidiary of any Option Care Person;

               (i) any Option Care Person shall file a certificate of dissolution under applicable state law or shall be liquidated, dissolved or wound-up or shall commence or have commenced against it any action or proceeding for dissolution, winding-up or liquidation, or shall take any corporate action in furtherance thereof;

               (j) all or any material part of the Property of any Option Care Person shall be nationalized, expropriated or condemned, seized or otherwise appropriated, or custody or control of such Property or of any Option Care Person shall be assumed by any Public Authority or any court of competent jurisdiction at the instance of any Public Authority and, in either case, the result thereof would have a Material Adverse Effect, except where contested in good faith by proper proceedings diligently pursued where a stay of enforcement is in effect;

               (k) the Trust fails in any material respect to perform or observe any term, covenant or agreement in the Trust Subordination Agreement; or the Trust Subordination Agreement is for any reason revoked or invalidated, or otherwise ceases to be in full force and effect; or the Trust or any other Person by, through or on behalf of the Trust, contests in any manner the validity or enforceability of the Trust Subordination Agreement or denies that the Trust has any further liability or obligation thereunder;

               (l) one or more final judgments for the payment of money aggregating in excess of two hundred fifty thousand dollars ($250,000) shall be rendered against any Option Care Person or any Subsidiary of any Option Care Person and such Option Care Person or such Subsidiary shall fail to discharge the same within thirty (60) days from the date of notice of entry thereof or to appeal therefrom;

               (m) any loss, theft, damage or destruction of any item or items of

Collateral occurs which: (i) materially and adversely affects the operation of any Option Care Person's business or (ii) is material in amount and is not adequately covered by insurance;

               (n) any event or condition shall occur or exist with respect to a Plan that could, in the Lender's reasonable judgment, subject any Option Care Person or any Subsidiary of any Option Care Person to any tax, penalty or liability under ERISA, the Code or otherwise which in the aggregate is material in relation to the business, performance, operations, Property, prospects or condition (financial or otherwise) of any Option Care Person;

               (o) there occurs any material adverse change in the business, performance, operations, Property, prospects or condition (financial or otherwise) of any Option Care Person, which change would reasonably be expected to have a Material Adverse Effect; or

               (p) any Option Care Person shall: (i) withdraw or attempt to withdraw any funds or other items on deposit in any Lockbox or any Blocked Account; (ii) direct or attempt to direct a Blocked Account Bank not to make, or to cease making, transfers of any funds or other items (x) from a Lockbox to a Blocked Account, or (y) from a Blocked Account to the Lender or at the direction of the Lender; or (iii) without limiting the foregoing, give a "Revocation Order" (as defined in the applicable Blocked Account Agreement) to a Blocked Account Bank.

     13.  REMEDIES.

          (a) If an Event of Default has occurred and is continuing, the Lender may, without notice to or demand on any Option Care Person, do one or more of the following at any time or times and in any order: (i) reduce the Availability or one or more of the elements thereof; (ii) restrict the amount of or refuse to make Revolving Loans; (iii) terminate this Agreement; (iv) declare any or all Obligations to be immediately due and payable (PROVIDED, HOWEVER, that upon the occurrence of any Event of Default described in SECTIONS 12.1(f), 12.1(g), 12.1(h) or 12.1(i), all Obligations shall automatically become immediately due and payable); and (v) pursue its other rights and remedies under the Loan Documents and applicable law.

          (b) If an Event of Default has occurred and is continuing: (i) the Lender shall have, in addition to all other rights, the rights and remedies of a secured party under the UCC; (ii) the Lender may, at any time, take possession of the Collateral and keep it on the Premises of any Option Care Person, at no cost to the Lender, or remove any part of it to such other place or places as the Lender may desire, and each Option Care Person shall, upon the Lender's demand, at the expense of the Option Care Persons, assemble the Collateral and make it available to the Lender at a place reasonably convenient to the Lender; and (iii) the Lender may sell and deliver any Collateral at public or private sales, for cash, upon credit or otherwise, at such prices and upon such terms as the Lender deems advisable, in its sole discretion, and may, if the Lender deems it reasonable, postpone or adjourn any sale of the Collateral by an announcement at the time and place of sale or of such postponed or adjourned sale without giving a new notice of sale. Without in any way requiring notice to be given in the following manner, each Option Care Person agrees that any notice by the Lender of sale, disposition or other intended action hereunder or in connection herewith, whether required by the UCC or otherwise, shall constitute reasonable notice to such Option Care Person if such notice is mailed by registered or certified mail, return receipt requested, postage prepaid, or is delivered personally against receipt, at least five (5) days prior to such action to the Borrowers' Agent at the address for notices to the Borrowers' Agent determined in accordance with SECTION 15.10. If any Collateral is sold on terms other than payment in full at the time of sale, no credit shall be given against the Obligations until the Lender receives payment, and if the buyer defaults in payment, the Lender may resell the Collateral without further notice to any Option Care Person. In the event the Lender seeks to take possession of all or any portion of the Collateral by judicial process, each Option Care Person irrevocably waives: (a) the posting of any bond, surety or security with respect thereto which might otherwise be required; (b) any demand for possession prior to the commencement of any suit or action to recover the Collateral; and (c) any requirement that the Lender retain possession and not dispose of any Collateral until after trial or final judgment. Each Option Care Person agrees that the Lender has no obligation to preserve rights to the Collateral or marshal any Collateral for the benefit of any Person. The Lender is hereby granted a license or other right to use, without charge, each Option Care Person's labels, patents, copyrights, name, trade secrets, trade names, trademarks, and advertising matter, or any similar property, in completing production of, advertising or selling any Collateral, and each Option Care Person's rights under all licenses and all franchise agreements shall inure to the Lender's benefit. The proceeds of sale shall be applied first to all expenses of sale, including attorney's fees, and second, in whatever order the Lender elects, to all Obligations. The Lender shall return any excess to the Option Care Persons or such other Person as shall be legally entitled thereto and the Option Care Persons shall remain liable for any deficiency.

          (c) Each Option Care Person hereby waives (i) all rights to notice and hearing prior to the exercise by the Lender of the Lender's rights to repossess the Collateral without judicial process following the occurrence of an Event of Default or to replevy, attach or levy upon the Collateral without notice or hearing following the occurrence of an Event of Default, and (ii) all rights of set-off and counterclaim against the Lender.

     14.  TERM AND TERMINATION.

          (a) This Agreement shall terminate, without premium or penalty, on the third anniversary of the Closing Date (the "STATED TERMINATION DATE") unless earlier terminated as provided in this Section.

          (b) The Borrowers' Agent may also terminate this Agreement at any time prior to the Stated Termination Date or during any renewal term if all of the following conditions have been satisfied: (i) it gives the Lender at least fifteen (15) days' prior written notice of termination; (ii) it pays and performs (or causes to be paid and performed) all Obligations on or prior to the effective date of termination; and (iii) it pays the Termination Fee (or causes the Termination Fee to be paid) to the Lender, on or prior to the effective date of termination, which payment shall be in addition to the fees required by SECTION 6.4; PROVIDED, HOWEVER, that the Borrowers' Agent shall not be obligated to pay the Termination Fee if the reason for termination of this Agreement is that (I) the Bank (or any Affiliate thereof) has provided a revolving loan facility to the Borrowers which completely refinances the credit facility provided for in this Agreement; (II) the Lender has notified the Borrowers' Agent that Northern is not satisfactory as the bank referred to in clause (i) of the first sentence of the definition of Additional Collateral; (III) the Lender sends a notice to the Borrowers' Agent establishing Other Criteria; or (IV) the Lender sends a notice to the Borrowers' Agent to the effect that the Lender shall maintain a reserve pursuant to clause
(E) of the definition of Availability; PROVIDED, FURTHER, HOWEVER, that notwithstanding clauses (II), (III) and (IV) of the preceding proviso, the Borrowers' Agent shall be required to pay the Termination Fee (or to cause the Termination Fee to be paid) if either: (x) the Borrowers' Agent fails to provide written notice to the Lender of its intent to terminate this Agreement within fifteen (15) days after (i) the Agent shall have notified the Borrowers' Agent that Northern is not satisfactory as the bank referred to in clause (i) of the first sentence of the definition of Additional Collateral, (ii) the Lender sends a notice to the Borrowers' Agent establishing Other Criteria or (iii) the Lender sends a notice to the Borrowers' Agent to the effect that the Lender shall maintain a reserve pursuant to clause (E) of the definition of Availability; or
(y) the Borrowers' Agent fails to pay and perform (or fails to cause to be paid and performed) all Obligations on or prior to the ninetieth (90th) day following the end of the fifteen (15) day period referred to in clause (x) of this proviso.

          (c) The Lender may also terminate this Agreement without notice while an Event of Default exists; provided that no Termination Fee shall be payable solely as a result of a termination pursuant to this sentence.

          (d) Upon the effective date of termination of this Agreement for any reason whatsoever, all Obligations shall become immediately due and payable.

          (e) Notwithstanding the termination of this Agreement, until all Obligations are paid and performed in full, the Lender shall retain all its rights and remedies hereunder (including, without limitation, in all then existing and after-arising Collateral).

     15.  MISCELLANEOUS.

          15.1 CUMULATIVE REMEDIES; NO PRIOR RECOURSE TO COLLATERAL. The enumeration in this Agreement or any other Loan Document of the Lender's rights and remedies is not intended to be exclusive, and such rights and remedies are in addition to and not by way of limitation of any other rights or remedies that the Lender may have under the UCC or other applicable law. The Lender shall have the right, in its sole discretion, to determine which rights and remedies are to be exercised and in which order. The exercise of one right or remedy under or in connection with this Agreement or any other Loan Document shall not preclude the exercise of any others, all of which shall be cumulative. The Lender may, without limitation, proceed directly against any Option Care Person to collect the Obligations without any prior recourse to the Collateral.

          15.2 NO IMPLIED WAIVERS. No act, failure or delay by the Lender under or in connection with this Agreement or any other Loan Document shall constitute a waiver of any of its rights and remedies. No single or partial waiver by the Lender of any provision of this Agreement or any other Loan Document, or of breach or default hereunder or thereunder, or of any right or remedy which the Lender may have, shall operate as a waiver of any other provision, breach, default, right or remedy or of the same provision, breach, default, right or remedy on a future occasion. No waiver by the Lender shall affect its rights to require strict performance of this Agreement or any other Loan Document.

          15.3 SEVERABILITY. Whenever possible, each provision of this Agreement and each other Loan Document shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement or any other Loan Document shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement or such other Loan Document.

          15.4 GOVERNING LAW. This Agreement and each other Loan Document shall be deemed to have been made in the State of Illinois and shall be governed by and interpreted in accordance with the laws of such state, except that no doctrine of choice of law shall be used to apply the laws of any other state or jurisdiction.

          15.5 CONSENT TO JURISDICTION AND VENUE; SERVICE OF PROCESS. Each Option Care Person agrees that, in addition to any other courts that may have jurisdiction under applicable laws, any action or proceeding to enforce or arising out of this Agreement or any of the other Loan Documents may be commenced in the courts of the State of Illinois, or in the United States District Court for the Northern District of Illinois, and each Option Care Person consents and submits in advance to such jurisdiction and agrees that venue shall be proper in such courts on any such matter. The choice of forum set forth in this section shall not be deemed to preclude the enforcement of any judgment obtained in such forum, or the taking of any action under this Agreement to enforce the same, in any appropriate jurisdiction. Each Option Care Person hereby waives personal service of process and agrees that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served by registered or certified mail to the Borrowers' Agent, at the address for notices to the Borrowers' Agent determined in accordance with SECTION 15.10. Should any Option Care Person fail to appear or answer any summons, complaint, process or papers so served within thirty (30) days after the mailing or other service thereof, it shall be deemed in default and an order or judgment may be entered against it as demanded or prayed for in such summons, complaint, process or papers.

          15.6 WAIVER OF JURY TRIAL. EACH OPTION CARE PERSON HEREBY WAIVES TRIAL BY JURY, RIGHTS OF SETOFF, AND THE RIGHT TO IMPOSE COUNTERCLAIMS IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL, OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT HERETO OR THERETO, OR ANY OTHER CLAIM OR DISPUTE HOWSOEVER ARISING, BETWEEN OR AMONG THE OPTION CARE PERSONS AND THE LENDER. EACH OPTION CARE PERSON CONFIRMS THAT THE FOREGOING WAIVERS ARE INFORMED AND FREELY MADE.

          15.7 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All of the representations and warranties of the Option Care Persons contained in this Agreement shall survive the execution, delivery, and acceptance thereof by the parties, notwithstanding any investigation by the Lender or its agents, until the later of (a) the termination of this Agreement and (b) payment and performance in full of all of the Obligations.

          15.8 OTHER SECURITY AND GUARANTIES. The Lender may, without notice or demand and without affecting the Obligations, from time to time: (a) take from any Person and hold collateral (other than the Collateral) for the payment of all or any part of the Obligations and exchange, enforce or release such collateral or any part thereof; and (b) accept and hold any endorsement or guaranty of payment of all or any part of the Obligations and release or substitute any such endorser or guarantor, or any Person who has given any Lien in any other collateral as security for the payment of all or any part of the Obligations, or any other Person in any way obligated to pay all or any part of the Obligations.

          15.9 FEES AND EXPENSES. The Option Care Persons agree to pay to the Lender on demand (whether or not any transaction contemplated by this Agreement is consummated) all costs and expenses that the Lender pays or incurs in connection with the negotiation, preparation, consummation, administration, enforcement, and termination of this Agreement and the other Loan Documents, including, without limitation: (a) attorneys' and paralegals' fees and disbursements of counsel to the Lender (including, without limitation, a reasonable estimate of the allocable cost of in-house counsel and staff for non-duplicative work); (b) costs and expenses including attorneys' and paralegals' fees and disbursements (including, without limitation, a reasonable estimate of the allocable cost of in-house counsel and staff for non-duplicative work) for any amendment, supplement, waiver, consent, or subsequent closing in connection with any Loan Document and the transactions contemplated thereby; (c) costs and expenses of lien and title searches and title insurance; (d) Taxes, fees and other charges for filing UCC financing statements and amendments and continuations thereof, and other actions to perfect, protect, and continue the Security Interest; (e) sums paid or incurred to pay any amount or take any action required of any Option Care Person under the Loan Documents that such Option Care Person fails to pay or take; (f) costs of review, due diligence, appraisals, audits, inspections, and verifications of the Collateral and the operations of any Option Care Person, including, without limitation, travel, lodging, meals, and other expenses, together with an allocated "charge" per day for each auditor employed or utilized by the Lender for any such purpose (such "charge" per day to be specified from time to time by the Lender but, absent an Event of Default, the aggregate "charges" per day during any calendar quarter shall not exceed $5,000 per calendar quarter, it being understood that said $5,000 cap does not cover or limit the other costs and expenses referred to in this clause (f)); (g) costs and expenses of forwarding loan proceeds, collecting checks and other items of payment, and establishing and maintaining Payment Accounts and lock boxes; (h) costs and expenses of preserving and protecting the Collateral (including without limitation costs and expenses relating to SECTIONS 7.16 and 7.17); and (i) costs and expenses including attorneys' and paralegals' fees and disbursements (including, without limitation, a reasonable estimate of the allocable cost of in-house counsel and staff) paid or incurred to obtain payment of the Obligations, enforce the Security Interest, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of any Loan Document (including without limitation costs and expenses relating to SECTIONS 7.16 and 7.17), or to defend any claims made or threatened against the Lender arising out of the transactions contemplated by this Agreement or any other Loan Document (including without limitation, preparations for and consultations concerning any such matters). The foregoing shall not be construed to limit any other provisions of the Loan Documents regarding costs and expenses to be paid by any Option Care Person. All of the foregoing costs and expenses shall be charged to the loan account of Option Care as Revolving Loans. Notwithstanding the foregoing, the Lender acknowledges receipt of the Borrowers' advance payment of $25,000 toward the fees and expenses described herein.

          15.10 NOTICES. Except as otherwise expressly provided herein or in an Exhibit hereto, all notices, demands, and requests that any party hereto is required or elects to give to any other party hereto shall be in writing, shall be delivered personally against receipt, or sent by recognized overnight courier services, or sent by facsimile transmission, or mailed by registered or certified mail, return receipt requested, postage prepaid, and shall be addressed to the party to be notified as follows:

         If to the Lender:          BankAmerica Business Credit, Inc.
                                    231 South LaSalle Street, 16th Floor
                                    Chicago, Illinois 60697
                                    Attention: Pamela M. Turner
                                    Facsimile: 312/974-8833

         with a copy to:            Bank of America National Trust
                                    and Savings Association
                                    10124 Old Grove Road
                                    San Diego, California 92131
                                    Attention: Legal Department
                                    Facsimile: 619/549-7518

         If to Option Care:         Option Care, Inc.
                                    100 Corporate North
                                    Suite 212
                                    Bannockburn, Illinois 60015
                                    Attention: Chief Financial Officer
                                    Facsimile: 847/615-5

         with a copy to:            Option Care, Inc.
                                    100 Corporate North
                                    Suite 212
                                    Bannockburn, Illinois 60015
                                    Attention: General Counsel
                                    Facsimile: 847/615-9345

                                    and
                                    Heroux, Clingen, Callow, Wolfe & McLean
                                    2100 Manchester Road
                                    Suite 1750
                                    Wheaton, Illinois 60187
                                    Attention: Kenneth W. Clingen
                                    Facsimile: 630/871-9869

or to such other address as each party may designate for itself by like notice. Any such notice, demand, or request shall be deemed given when received if personally delivered or sent by overnight courier or facsimile transmission, or when deposited in the United States mails, postage paid, if sent by registered or certified mail.

          15.11 INDEMNIFICATION.

          (A) EACH OPTION CARE PERSON HEREBY INDEMNIFIES, DEFENDS AND HOLDS THE LENDER, AND ITS DIRECTORS, OFFICERS, AGENTS, EMPLOYEES AND COUNSEL, HARMLESS FROM AND AGAINST ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES, DEFICIENCIES, JUDGMENTS, PENALTIES OR EXPENSES IMPOSED ON, INCURRED BY OR ASSERTED AGAINST ANY OF THEM, WHETHER DIRECT, INDIRECT OR CONSEQUENTIAL ARISING OUT OF OR BY REASON OF ANY LITIGATION, INVESTIGATIONS, CLAIMS, OR PROCEEDINGS (WHETHER BASED ON ANY FEDERAL, STATE OR LOCAL LAWS OR OTHER STATUTES OR REGULATIONS, INCLUDING, WITHOUT LIMITATION, SECURITIES, ENVIRONMENTAL, OR COMMERCIAL LAWS AND REGULATIONS, UNDER COMMON LAW OR AT EQUITY, OR ON CONTRACT OR OTHERWISE) COMMENCED OR THREATENED, WHICH ARISE

OUT OF OR ARE IN ANY WAY BASED UPON THE NEGOTIATION, PREPARATION, EXECUTION, DELIVERY, ENFORCEMENT, PERFORMANCE OR ADMINISTRATION OF THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, OR ANY UNDERTAKING OR PROCEEDING RELATED TO ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY ACT, OMISSION TO ACT, EVENT OR TRANSACTION RELATED OR ATTENDANT THERETO, INCLUDING, WITHOUT LIMITATION, AMOUNTS PAID IN SETTLEMENT, COURT COSTS, AND THE FEES AND EXPENSES OF COUNSEL INCURRED IN CONNECTION WITH ANY SUCH LITIGATION, INVESTIGATION, CLAIM OR PROCEEDING AND FURTHER INCLUDING, WITHOUT LIMITATION, ALL LOSSES, DAMAGES (INCLUDING CONSEQUENTIAL DAMAGES), EXPENSES OR LIABILITIES SUSTAINED BY THE LENDER IN CONNECTION WITH ANY ENVIRONMENTAL INSPECTION, MONITORING, SAMPLING, OR CLEANUP OF THE ENCUMBERED REAL ESTATE REQUIRED OR MANDATED BY ANY ENVIRONMENTAL LAW; PROVIDED, HOWEVER, THAT THE OPTION CARE PERSONS SHALL NOT INDEMNIFY THE LENDER, ITS DIRECTORS, OFFICERS, AGENTS, EMPLOYEES AND COUNSEL FROM SUCH DAMAGES RESULTING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE LENDER, ITS DIRECTORS, OFFICERS, AGENTS, EMPLOYEES AND COUNSEL.

          (b) Each Option Care Person hereby indemnifies, defends and holds harmless the Lender from any loss or liability directly or indirectly arising out of the use, generation, manufacture, production, storage, release, threatened release, discharge, disposal or presence of a Hazardous Substance. This indemnity shall apply whether the Hazardous Substance is on, under or about any Option Care Person's property or operations or property leased to any Option Care Person. The indemnity includes but is not limited to attorneys' fees (including the reasonable estimate of the allocated cost of in-house counsel and staff). The indemnity extends to the Lender, its parent, subsidiaries and all of their directors, officers, employees, agents, successors, attorneys and assigns. "Hazardous Substances" means any substance, material or waste that is or becomes designated or regulated as "toxic," "hazardous," "pollutant," or "contaminant" or a similar designation or regulation under any federal, state or local law (whether under common law, statute, regulation or otherwise) or judicial or administrative interpretation of such, including without limitation petroleum or natural gas.

          (c) Without limiting the foregoing, if, by reason of any suit or proceeding of any kind, nature, or description against any Option Care Person or by any Option Care Person or any other Person against the Lender, which in the Lender's sole discretion makes it advisable for the Lender to seek counsel for protection and preservation of its liens and security assets, or to defend its own interest, such expenses and counsel fees shall be allowed to the Lender. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this SECTION 15.11 may be unenforceable because it is violative of any law or public policy, each Option Care Person shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all indemnified matters incurred by the Lender.

The indemnity contained in this SECTION 15.11 shall survive the payment of the Obligations and the termination of this Agreement. All of the foregoing costs and expenses shall be part of the Obligations and secured by the Collateral.

          (d) Without limiting the foregoing, the Option Care Persons shall reimburse the Lender on demand for any amount paid by the Lender to a Blocked Account Bank pursuant to a Blocked Account Agreement.

          15.12 WAIVER OF NOTICES. Unless otherwise expressly provided herein, each Option Care Person waives presentment, protest and notice of demand or dishonor and protest as to any instrument, as well as any and all other notices to which it might otherwise be entitled. No notice to or demand on any Option Care Person which the Lender may elect to give shall entitle any Option Care Person to any or further notice or demand in the same, similar or other circumstances.

          15.13 BINDING EFFECT; ASSIGNMENT. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective representatives, successors and assigns of the parties hereto; PROVIDED, HOWEVER, that no interest in this Agreement may be assigned by any Option Care Person without the prior written consent of the Lender. The rights and benefits of the Lender under this Agreement and the other Loan Documents shall, if the Lender so agrees, inure to any assignee of the Obligations or any part thereof.

          15.14 MODIFICATION. This Agreement is intended by the parties hereto to be the final, complete, and exclusive expression of the agreement between them. This Agreement supersedes any and all prior oral or written agreements relating to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no oral agreements between the parties. No modification, rescission, waiver, release, or amendment of any provision of this Agreement (including the Schedules and Exhibits hereto) shall be made, except by a written agreement signed by the parties hereto.

          15.15 COUNTERPARTS. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.

          15.16 CAPTIONS. The captions contained in this Agreement or any other Loan Document (including without limitation the table of contents and the exhibits and schedules hereto or thereto) are for convenience only, are without substantive meaning and should not be construed to modify, enlarge, or restrict any provision.

          15.17 RIGHT OF SET-OFF. Whenever an Event of Default exists, the Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender or any Affiliate of the

Lender to or for the credit or the account of any Option Care Person against any and all of the Obligations, whether or not then due and payable.

          15.18 PARTICIPATING LENDER'S SECURITY INTERESTS. The Lender may, without notice to or consent by any Option Care Person, grant one or more participations in the Loans to Participating Lenders. If a Participating Lender shall at any time with the knowledge of an Option Care Person participate with the Lender in the Loans, such Option Care Person hereby grants to such Participating Lender, and the Lender and such Participating Lender shall have and are hereby given, a continuing lien on and security interest in any money, securities and other property of such Option Care Person in the custody or possession of the Participating Lender, including the right of setoff, to the extent of the Participating Lender's participation in the Obligations, and such Participating Lender shall be deemed to have the same right of setoff to the extent of Participating Lender's participation in the Obligations under this Agreement as it would have if it were a direct lender.

          15.19 ADDITIONAL BORROWERS. Any Subsidiary wholly owned by Option Care (or wholly owned by any Subsidiary of Option Care) that is not a Borrower party hereto on the Closing Date may become a Borrower party to this Agreement upon the satisfaction of the following conditions: (a) such Subsidiary and Option Care shall have signed and delivered to the Lender an agreement substantially in the form of Exhibit B hereto (an "ADDITIONAL BORROWER AGREEMENT"); (b) the Lender shall have received such other documents, agreements, instruments and opinions as it may reasonably request in connection with such Subsidiary becoming a Borrower, which shall be in form and substance reasonably satisfactory to the Lender, including without limitation items of the type delivered pursuant to SECTION 11.1; (c) the Lender shall have had a reasonable period of time to conduct (and to cause one or more of its agents or representatives to conduct) due diligence with respect to such Subsidiary, such Subsidiary and the Option Care Persons shall have fully cooperated with the Lender and such agents and representatives in connection with such due diligence, and the results of such due diligence are satisfactory to the Lender;
(d) such Subsidiary shall be in the same line of business that one or more of the Borrowers were engaged in on the Closing Date; and (e) the Lender shall have sent the Borrowers' Agent a notice substantially in the form of Exhibit C hereto (an "ADDITIONAL BORROWER CONSENT NOTICE").

          15.20 JOINT AND SEVERAL LIABILITY. (a) The Borrowers shall be jointly and severally liable for all Loans and other amounts due to the Lender under this Agreement, regardless of which Borrower actually receives Loans or other extensions of credit hereunder or the amount of such Loans received or the manner in which the Lender accounts for such Loans or other extensions of credit on its books and records. Each Borrower's Obligations with respect to Loans made to it, and each Borrower's Obligations arising as a result of the joint and several liability of the Borrowers hereunder with respect to Loans made to the other Borrowers hereunder, shall be separate and distinct obligations, but all such Obligations shall be primary obligations of such Borrower.

          (b) Each Borrower's Obligations arising as a result of the joint and several liability of such Borrower hereunder with respect to Loans or other extensions of credit made to the other Borrowers hereunder shall, to the fullest extent permitted by law, be absolute and unconditional irrespective of (i) the validity, legality, enforceability, avoidance or subordination of the Obligations of any other Borrower or of any promissory note or other document evidencing all or any part of the Obligations of any other Borrower, (ii) the absence of any attempt to collect the Obligations from any other Borrower, any other guarantor, or any other security therefor, or the absence of any other action to enforce the same, (iii) the waiver, consent, extension, forbearance or granting of any indulgence by the Lender with respect to any Obligations or any provision of any instrument evidencing the Obligations of any other Borrower, or any part thereof, or any other agreement now or hereafter executed by any other Borrower and delivered to the Lender, (iv) the failure by the Lender to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Obligations of any other Borrower,
(v) the Lender's election, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111(b)(2) of the Federal Bankruptcy Code, (vi) any borrowing or grant of a security interest by any other Borrower, as debtor-in-possession, under Section 364 of the Federal Bankruptcy Code, (vii) the disallowance of all or any portion of the Lender's claim(s) for the repayment of the Obligations of any other Borrower under Section 502 of the Federal Bankruptcy Code, or (viii) any other events, conditions or circumstances which might constitute a legal or equitable discharge or defense of a guarantor or of a surety or of any Borrower. With respect to any Borrower's Obligations arising as a result of the joint and several liability of the Borrowers hereunder with respect to Loans or other extensions or credit made to any other Borrower hereunder, each Borrower waives, until all of the Obligations shall have been paid in full and this Agreement shall have been terminated, any right to enforce any right of subrogation or any remedy which the Lender now has or may hereafter have against any Borrower, any endorser or any guarantor of all or any part of the Obligations, and any benefit of, and any right to participate in, any security or collateral given to the Lender to secure payment of the Obligations or any other liability of any Borrower to the Lender.

          (c) Upon any Event of Default, the Lender may proceed directly and at once, without notice, against any Borrower to collect and recover the full amount, or any portion of, the Obligations, without first proceeding against any other Borrower or any other Person, or against any security or collateral for the Obligations. Each Borrower consents and agrees that the Lender shall be under no obligation to marshal any assets in favor of any Borrower or against or in payment of any or all of the Obligations.

          (d) Notwithstanding the other provisions of this Agreement, each Option Care Person shall be liable under this Agreement only for the maximum amount of such liability that can hereby be incurred without rendering its obligations under this Agreement voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount.


                               [SIGNATURES FOLLOW]

          IN WITNESS WHEREOF, the parties have entered into this Agreement on the date first above written.


                                        BANKAMERICA BUSINESS
                                        CREDIT, INC., as the Lender


                                        By:
                                             ----------------------------------
                                             Vice President


                                        OPTION CARE, INC., individually
                                           and as the Borrowers' Agent


                                        By:
                                             ----------------------------------
                                        Name:
                                        Title:


                                        By:
                                             ----------------------------------
                                        Name:
                                        Title:


                                        BORROWERS:

                                        OPTION CARE, INC.


                                        By:
                                             ----------------------------------
                                        Name:
                                        Title:



                                        By:
                                             ----------------------------------
                                        Name:
                                        Title:



OPTION CARE ENTERPRISES, INC.,          OPTION CARE ENTERPRISES, INC.,



a Delaware corporation                  a Delaware corporation

By:                                     By:
-----------------------------               -----------------------------------
Name:  Michael Rusnak                   Name:  Michael Siri
Title: President                        Title: Chief Financial Officer

                                        OPTION CARE ENTERPRISES, INC.
                                        a Pennsylvania corporation

                                        By:
                                            -----------------------------------
                                        Name:
                                        Title:

                                        OPTION CARE, INC.,
                                        a California corporation

                                        By:
                                            -----------------------------------
                                        Name:
                                        Title:

                                        MANAGEMENT BY INFORMATION, INC.

                                        By:
                                            -----------------------------------
                                        Name:
                                        Title:

                                        OPTION CARE HOME HEALTH
                                        OF CALIFORNIA, INC.

                                        By:
                                            -----------------------------------
                                        Name:
                                        Title:

                                        OPTION CARE HOSPICE, INC.

                                        By:
                                            -----------------------------------
                                        Name:
                                        Title:




                                        NORTH COUNTY HOME I.V., INC.


                                        By:
                                            -----------------------------------
                                        Name:
                                        Title:

                                        OPTION HOME HEALTH, INC.


                                        By:
                                            -----------------------------------
                                        Name:
                                        Title:


                                        HOME CARE OF COLUMBIA, INC.


                                        By:
                                            -----------------------------------
                                        Name:
                                        Title:

                                        OPTION CARE OF DENVER, INC.


                                        By:
                                            -----------------------------------
                                        Name:
                                        Title:

OPTION CARE HOME HEALTH, L.L.C.         OPTION CARE HOME HEALTH, L.L.C.


By:                                     By:
   ------------------------------           -----------------------------------
Name: Michael Rusnak                    Name: Michael Siri
Title:   President                      Title:  Chief Financial Officer

                                        REHAB OPTIONS, INC.


                                        By:
                                            -----------------------------------
                                        Name:
                                        Title:




                                        CORDESYS HEALTHCARE
                                        MANAGEMENT, INC.


                                        By:
                                            -----------------------------------
                                        Name:
                                        Title:


                                                                       EXHIBIT A
                                                  to Loan and Security Agreement

                          FORM OF ACCOUNT DEBTOR NOTICE

                            [Letterhead of Borrower]

                               _____________, 19__

CERTIFIED MAIL;
RETURN RECEIPT REQUESTED

[Name and address of Account Debtor]

To Whom It May Concern:

     We are pleased to announce that we have entered into a revolving loan agreement with BankAmerica Business Credit, Inc. ("BankAmerica"). In connection with that agreement, we have granted a continuing security interest to BankAmerica in our existing and future receivables and other amounts which you may owe us from time to time.

     Such security interest will continue in effect until such time as BankAmerica otherwise notifies you in writing. We hereby revoke any notice we may have given you previously with regard to any security interest granted (or transfer made) by us to any person or entity other than BankAmerica.

     If you have any questions about this notice or anything else, please contact the undersigned.

                                        Very truly yours,

                                        [NAME OF BORROWER]


                                        By:
                                           --------------------------
                                        Name:
                                        Title:

                                                                       EXHIBIT B
                                                  to Loan and Security Agreement

                      FORM OF ADDITIONAL BORROWER AGREEMENT

BankAmerica Business Credit, Inc.
231 South LaSalle Street, 16th Floor
Chicago, Illinois 60697
Attention: Pamela M. Turner

     Re: Loan and Security Agreement dated as of February 5, 1999 (as amended, amended and restated or otherwise modified from time to time, the "LOAN AND SECURITY AGREEMENT") among BankAmerica Business Credit, Inc., as the Lender, Option Care, Inc., individually and as the Borrowers' Agent, and Option Care, Inc. and the Subsidiaries of Option Care, Inc. from time to time party thereto, as the Borrowers


Ladies and Gentlemen:

     This Additional Borrower Agreement is dated as of [           ] and
is made and delivered pursuant to Section 15.19 of the Loan and Security Agreement, and reference is made thereto for full particulars of the matters described herein. All capitalized terms defined in the Loan and Security Agreement and used in this Additional Borrower Agreement without definition shall have the meanings assigned to them in the Loan and Security Agreement.

     Each of [                 ](the "ADDITIONAL BORROWER") and the
Borrowers' Agent hereby confirms, represents and warrants to the Lender that the Additional Borrower is a wholly-owned Subsidiary of Option Care or a wholly-owned Subsidiary of one of the Subsidiaries of Option Care.

     The parties hereto hereby agree that from and after the effective date specified in the Additional Borrower Consent Notice relating to the Additional Borrower, the Additional Borrower shall be a "Borrower" party to the Loan and Security Agreement and, without limiting the foregoing, shall have all of the rights, obligations, duties and liabilities of a Borrower thereunder. The Additional Borrower confirms its acceptance of, and consents to, all representations and warranties, covenants, and other terms and provisions of the Loan and Security Agreement; provided, however, that the Schedules to the Loan and Security Agreement are hereby supplemented with the information set forth in Annex A attached hereto. [Annex A should be attached to the executed Additional Borrower Agreement] Without limiting the generality of the foregoing, and without limiting SECTION 7.1 of the Loan and Security Agreement: as security for the payment and performance of all of the Obligations, the Additional Borrower hereby grants to the Lender a continuing security interest in, lien on, and assignment of all of the Additional Borrower's right, title and interest in, to and under (but none of the Additional Borrower's obligations under) the Collateral, in each case wherever located and whether now existing or hereafter arising or acquired.

     This Additional Borrower Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Additional Borrower Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.


                                        [NAME OF ADDITIONAL BORROWER]

                                        By:
                                           --------------------------
                                        Name:
                                        Title:


                                        OPTION CARE, INC.,
                                        as the Borrowers' Agent

                                        By:
                                           --------------------------
                                        Name:
                                        Title:

                                        By:
                                           --------------------------
                                        Name:
                                        Title:

                                                                       EXHIBIT C
                                                  to Loan and Security Agreement

                       ADDITIONAL BORROWER CONSENT NOTICE

                                     [Date]

Option Care, Inc.
100 Corporate North
Suite 212
Bannockburn, Illinois 60015
Attention: Chief Financial Officer

     Re:  Additional Borrower Agreement dated [     ] (the "ADDITIONAL BORROWER
          AGREEMENT") between [name of Additional Borrower] (the "ADDITIONAL BORROWER") and Option Care, Inc., as the Borrowers' Agent

Ladies and Gentlemen:

     We have received the Additional Borrower Agreement and the other related items contemplated by SECTION 15.19 of the Loan and Security Agreement referred to therein. Please be advised that we consent to the Additional Borrower becoming a Borrower party to, and agree that the Additional Borrower shall become a Borrower party to, such Loan and Security Agreement, effective as of
[       ].


                                        Very truly yours,

                                        BANKAMERICA BUSINESS CREDIT, INC.

                                        By:__________________________
                                        Name:
                                        Title: